                                                                    Exhibit 10.2


                                                                  EXECUTION COPY

                                CREDIT AGREEMENT

                                   Dated as of

                                January 28, 1998

                                      among

                                  FLAG LIMITED,

                                 as the Borrower

                               BARCLAYS BANK PLC,
                             as Administrative Agent

                 INTERNATIONAL TRUST COMPANY OF BERMUDA LIMITED,
                              as Collateral Trustee

                                BARCLAYS BANK PLC
                    AND THE OTHER TERM LENDERS LISTED HEREIN,
                               as the Term Lenders

                                BARCLAYS BANK PLC
              AND THE OTHER REVOLVING CREDIT LENDERS LISTED HEREIN,
                         as the Revolving Credit Lenders

                          ------------------------------------------------------


                               BARCLAYS BANK PLC,
                                 as the Arranger

                          ------------------------------------------------------



                    Term and Working Capital Financing of an
               Approximately 27,000 Kilometer Submarine Fiberoptic
            Cable System Connecting Europe, the Middle East and Asia



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                                TABLE OF CONTENTS

                                                                                                               Page

                                    ARTICLE I
                             DEFINITIONS........................................................................  2

         SECTION 1.1.  Defined Terms............................................................................  2
         SECTION 1.2.  Classification of Loans and Borrowings................................................... 37
         SECTION 1.3.  Terms Generally.......................................................................... 37
         SECTION 1.4.  Accounting Terms; GAAP................................................................... 38

                                   ARTICLE II

                             THE COMMITMENTS.................................................................... 38

         SECTION 2.1.  Commitments.............................................................................. 38
         SECTION 2.2.  Loans and Borrowings..................................................................... 38
         SECTION 2.3.  Requests for Borrowings.................................................................. 39
         SECTION 2.4.  Funding of Borrowings.................................................................... 40
         SECTION 2.5.  Interest Elections....................................................................... 40
         SECTION 2.6.  Termination and Reduction of Commitments................................................. 41
         SECTION 2.7.  Repayment of Loans; Evidence of Debt..................................................... 43
         SECTION 2.8.  Optional Prepayments of Loans............................................................ 44
         SECTION 2.9.  Mandatory Prepayments.................................................................... 45
         SECTION 2.10.  Fees.................................................................................... 47
         SECTION 2.11.  Interest................................................................................ 47
         SECTION 2.12.  Alternate Rate of Interest; Illegality.................................................. 48
         SECTION 2.13.  Increased Costs......................................................................... 49
         SECTION 2.14.  Break Funding Payments.................................................................. 50
         SECTION 2.15.  Taxes................................................................................... 50
         SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs............................. 51
         SECTION 2.17.  Mitigation Obligations; Replacement of Lenders.......................................... 52

                                   ARTICLE III

                             REPRESENTATIONS AND WARRANTIES..................................................... 54

         SECTION 3.1.  Financial Condition...................................................................... 54
         SECTION 3.2.  No Change................................................................................ 54
         SECTION 3.3.  Organization; Existence; Business........................................................ 54
         SECTION 3.4.  Compliance with Law...................................................................... 54
         SECTION 3.5.  Power and Authorization; Enforceable Obligations......................................... 55
         SECTION 3.6.  Corporate Structure...................................................................... 55
         SECTION 3.7.  Governmental Actions, Rights-of-Way and Other Consents and
                         Approvals.............................................................................. 56

         SECTION 3.8.  No Legal Bar............................................................................. 56

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

                                                                                                               PAGE
         SECTION 3.9.  No Proceeding or Litigation.............................................................. 57
         SECTION 3.10.  No Default, Event of Default or Event of Loss........................................... 57
         SECTION 3.11.  Ownership of Property; Liens; Common Stock.............................................. 57
         SECTION 3.12.  Taxes................................................................................... 58
         SECTION 3.13.  Federal Regulations..................................................................... 58
         SECTION 3.14.  ERISA................................................................................... 59
         SECTION 3.15.  Investment Company Act.................................................................. 59
         SECTION 3.16.  Full Disclosure......................................................................... 59
         SECTION 3.17.  Principal Place of Business, Etc. ...................................................... 59
         SECTION 3.18.  Intellectual Property................................................................... 59
         SECTION 3.19.  Sufficiency of Project Documents........................................................ 60
         SECTION 3.20.  Environmental Matters................................................................... 60
         SECTION 3.21.  Commercial Insurance.................................................................... 60
         SECTION 3.22.  Immunity................................................................................ 60
         SECTION 3.23.  Foreign Corrupt Practices Act........................................................... 60
         SECTION 3.24.  Fees and Enforcement.................................................................... 60
         SECTION 3.25.  Enforcement; Performance................................................................ 60
         SECTION 3.26.  Available Capacity...................................................................... 61
         SECTION 3.27.  Outstanding Contractor Obligations...................................................... 61

                                   ARTICLE IV

                             CONDITIONS......................................................................... 61

         SECTION 4.1.  Conditions Precedent to Closing.......................................................... 61
         SECTION 4.2.  Conditions Precedent to each Loan........................................................ 70

                                    ARTICLE V

                             AFFIRMATIVE COVENANTS.............................................................. 72

         SECTION 5.1.  Financial Statements and Other Information............................................... 72
         SECTION 5.2.  Reports; Other Information............................................................... 73
         SECTION 5.3.  Payment of Obligations................................................................... 74
         SECTION 5.4.  Existence................................................................................ 74
         SECTION 5.5.  Compliance with Laws..................................................................... 74
         SECTION 5.6.  Performance and Enforcement of Agreements................................................ 74
         SECTION 5.7.  Taxes and Claims......................................................................... 74
         SECTION 5.8.  Notices.................................................................................. 75
         SECTION 5.9.  Insurance................................................................................ 76
         SECTION 5.10.  Fiscal Year............................................................................. 76
         SECTION 5.11.  Use of Proceeds......................................................................... 76
         SECTION 5.12.  Interest Rate Protection................................................................ 77
         SECTION 5.13.  Operating Budgets....................................................................... 77
         SECTION 5.14.  Governmental Actions and Rights-of-Way.................................................. 77
         SECTION 5.15.  Cooperation with Independent Engineer................................................... 77



                                                                                                               PAGE

         SECTION 5.16.  Revenue Account......................................................................... 77
         SECTION 5.17.  Maintenance of Process Agent............................................................ 77
         SECTION 5.18.  System Operation and Maintenance........................................................ 77
         SECTION 5.19.  Event of Loss........................................................................... 78
         SECTION 5.20.  Books and Records; Inspection Rights.................................................... 78
         SECTION 5.21.  Foreign Corrupt Practices Act........................................................... 79
         SECTION 5.22.  Intellectual Property Collateral........................................................ 79
         SECTION 5.23.  Maintenance of Restoration.............................................................. 79
         SECTION 5.24.  PSA 3; FSA Date......................................................................... 79
         SECTION 5.25.  Further Assurances...................................................................... 80

                                   ARTICLE VI

                             NEGATIVE COVENANTS................................................................. 80

         SECTION 6.1.  Indebtedness............................................................................. 81
         SECTION 6.2.  Liens.................................................................................... 81
         SECTION 6.3.  Fundamental Changes...................................................................... 82
         SECTION 6.4.  Sale of Assets........................................................................... 82
         SECTION 6.5.  Investments, Loans, Advances, Guarantees and Acquisitions................................ 82
         SECTION 6.6.  Restricted Payments; Payments with respect to Senior Unsecured Notes..................... 83
         SECTION 6.7.  Limitations on Issuance of Interests..................................................... 83
         SECTION 6.8.  Limitations on Transfer of Interests..................................................... 84
         SECTION 6.9.  Payment of Construction Costs; Construction Cost Certificate; Operating Budget........... 84
         SECTION 6.10.  Amendment of Project Documents, Senior Unsecured Note Documents......................... 85
         SECTION 6.11.  Termination, Assignment of Project Documents............................................ 86
         SECTION 6.12.  Approval of Additional Contracts........................................................ 87
         SECTION 6.13.  Sales of Capacity....................................................................... 87
         SECTION 6.14.  Acceptance of System.................................................................... 88
         SECTION 6.15.  Construction and Maintenance Agreement.................................................. 88
         SECTION 6.16.  Changes to Configuration................................................................ 88
         SECTION 6.17.  Leases.................................................................................. 89
         SECTION 6.18.  Change of Office........................................................................ 89
         SECTION 6.19.  Change of Name.......................................................................... 89
         SECTION 6.20.  Transactions with Affiliates............................................................ 89
         SECTION 6.21.  Sale and Leaseback...................................................................... 89
         SECTION 6.22.  Capital Expenditures; Other Purchases of Assets......................................... 90
         SECTION 6.23.  Unrelated Activities; Abandonment....................................................... 90
         SECTION 6.24.  Set-off................................................................................. 90


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

                                                                                                               PAGE

         SECTION 6.25.  Intentionally Omitted................................................................... 90
         SECTION 6.26.  Subsidiaries............................................................................ 90
         SECTION 6.27.  Concentration of Cash................................................................... 91
         SECTION 6.28.  Amendments, etc. of Organizational and Other Documents.................................. 91
         SECTION 6.29.  Immunity................................................................................ 91
         SECTION 6.30.  Restrictive Agreements.................................................................. 92
         SECTION 6.31.  Minimum Cumulative Net Revenue.......................................................... 92
         SECTION 6.32.  Minimum Present Value Coverage Ratio.................................................... 93

                                   ARTICLE VII

                             EVENTS OF DEFAULT.................................................................. 93

                                  ARTICLE VIII

                             ACCOUNTS........................................................................... 98

         SECTION 8.1.  Creation of Accounts..................................................................... 98
         SECTION 8.2.  Required Deposits into the Accounts...................................................... 98
         SECTION 8.3.  Deposits Held as Cash Collateral.........................................................100
         SECTION 8.4.  Source of Payments; Deposits Irrevocable.................................................101
         SECTION 8.5.  Books of Account; Statements.............................................................101
         SECTION 8.6.  Location of the Accounts.................................................................101
         SECTION 8.7.  Receipt by the Borrower..................................................................101
         SECTION 8.8.  Construction Account.....................................................................101
         SECTION 8.9.  Presale Proceeds Account.................................................................102
         SECTION 8.10.  Revenue Account.........................................................................103
         SECTION 8.11.  Debt Reserve Account....................................................................105
         SECTION 8.12.  Supplemental Debt Reserve Account.......................................................106
         SECTION 8.13.  Operating Reserve Account...............................................................106
         SECTION 8.14.  Current Account.........................................................................106
         SECTION 8.15.  Maintenance Reserve Account.............................................................106
         SECTION 8.16.  Repair and Restoration Reserve Account..................................................106
         SECTION 8.17.  Capital Expenditure Account.............................................................107
         SECTION 8.18.  Rebate Account..........................................................................107
         SECTION 8.19.  Insurance Proceeds Account..............................................................108
         SECTION 8.20.  Special Payment Account.................................................................109
         SECTION 8.21.  Sales and Issuances Proceeds Account....................................................109
         SECTION 8.22.  Excess Revenue Account..................................................................110
         SECTION 8.23.  Permitted Sources Account...............................................................111
         SECTION 8.24.  Delivery of Officer's Certificates; Timing of Payments..................................111
         SECTION 8.25.  Release of Excess Amounts...............................................................111
         SECTION 8.26.  Event of Default........................................................................112
         SECTION 8.27.  Investment..............................................................................112
         SECTION 8.28.  Statements of Accounts..................................................................112
         SECTION 8.29.  Value...................................................................................113


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

                                                                                                               PAGE
         SECTION 8.30.  Other Determinations....................................................................113
         SECTION 8.31.  Sales of Permitted Investments..........................................................113
         SECTION 8.32.  Available Cash..........................................................................113
         SECTION 8.33.  Termination.............................................................................113

                                   ARTICLE IX

                             THE ADMINISTRATIVE AGENT...........................................................113

                                    ARTICLE X

                             THE COLLATERAL TRUSTEE.............................................................116

         SECTION 10.1.  Appointment of Collateral Trustee.......................................................116
         SECTION 10.2.  Actions Etc. Under Financing Documents..................................................116
         SECTION 10.3.  Exculpatory Provisions..................................................................119
         SECTION 10.4.  Reliance by Collateral Trustee..........................................................120
         SECTION 10.5.  Supplemental Provisions Relating to the Collateral Trustee..............................121
         SECTION 10.6.  Limitations and Duties of Collateral Trustee............................................122
         SECTION 10.7.  Proceeds to be Held in Trust............................................................122
         SECTION 10.8.  Resignation and Removal of the Collateral Trustee.......................................123
         SECTION 10.9.  Status of Successor Collateral Trustee..................................................124
         SECTION 10.10.  Merger of the Collateral Trustee.......................................................124
         SECTION 10.11.  Appointment of Separate or Co-Collateral Trustee.......................................124

         SECTION 10.12.  Treatment of Payee or Indorsee by Collateral Trustee;

                             Representatives of Secured Parties.................................................124

         SECTION 10.13.  Indemnification; Fees..................................................................125
         SECTION 10.14.  Representation and Warranties of the Collateral Trustee................................126
         SECTION 10.15.  Release of Collateral..................................................................127

                                   ARTICLE XI

                             MISCELLANEOUS......................................................................127

         SECTION 11.1.  Notices.................................................................................127
         SECTION 11.2.  Waivers; Amendments.....................................................................127
         SECTION 11.3.  Expenses; Indemnity; Damage Waiver......................................................129
         SECTION 11.4.  Successors and Assigns; Consent and Agreement...........................................131
         SECTION 11.5.  Survival................................................................................133
         SECTION 11.6.  Counterparts; Integration; Effectiveness................................................133
         SECTION 11.7.  Severability............................................................................133
         SECTION 11.8.  Right of Setoff.........................................................................134
         SECTION 11.9.  GOVERNING LAW; JURISDICTION; CONSENT TO
                        SERVICE OF PROCESS......................................................................134


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

                                                                                                               PAGE
         SECTION 11.10.  Waiver of Sovereign Immunity...........................................................135
         SECTION 11.11.  Judgment Currency......................................................................136
         SECTION 11.12.  Damage Waiver..........................................................................136
         SECTION 11.13.  WAIVER OF JURY TRIAL...................................................................136
         SECTION 11.14.  Headings...............................................................................136
         SECTION 11.15.  Replacement of Independent Engineer....................................................136
         SECTION 11.16.  Confidentiality........................................................................136



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

SCHEDULES:
Schedule 1.1(a)       --   Presale Proceeds

Schedule 1.1(b)       --   Original Configuration of the FLAG System
Schedule 1.1(c)       --   Present Value Coverage Ratios
Schedule 2.1          --   Commitments; Addresses
Schedule 2.7(b)       --   Term Loan Amortization; Principal Payment Dates
Schedule 3.6(a)       --   Capital Structure
Schedule 3.6(b)       --   Subsidiaries
Schedule 3.7(b)       --   Governmental Actions and Rights-of-Way
Schedule 3.9          --   Litigation
Schedule 3.11(b)      --   Collateral Recordings and Filings
Schedule 3.19(b)      --   Contractual Obligations
Schedule 3.26         --   Available Capacity
Schedule 5.9          --   Insurance
Schedule 8.10(b)      --   Contingent Amortization

EXHIBITS:

Exhibit A-1           --   Form of Revolving Credit Note
Exhibit A-2           --   Form of Term Note
Exhibit B-1           --   Form of Borrowing Request (Revolving Credit Loans)
Exhibit B-2           --   Form of Borrowing Request (Term Loans)
Exhibit C             --   Form of Borrowing Certificate
Exhibit D             --   Form of Continuation/Conversion Notice
Exhibit E             --   Form of Borrower Security Agreement
Exhibit F             --   Form of Pledge Agreement
Exhibit G             --   Intentionally Omitted
Exhibit H             --   Intentionally Omitted
Exhibit I-1           --   Form of Contractor Consent
Exhibit I-2           --   Form of AT&T Guaranty Consent
Exhibit I-3           --   Form of BANS Consent
Exhibit I-4           --   Form of Bell Atlantic Shareholder Consent
Exhibit I-5           --   Form of KDD Guaranty Consent
Exhibit J             --   Intentionally Omitted
Exhibit K             --   Form of Construction Cost Certificate
Exhibit L             --   Intentionally Omitted
Exhibit M             --   Form of Assignment and Acceptance
Exhibit N-1           --     Form of Opinion of Morgan, Lewis & Bockius LLP, New York
                           counsel to the Borrower
Exhibit N-2           --   Form of Opinion of Stuart Rubin, Esq., in-house counsel to the Borrower
Exhibit N-3           --   Form of Opinion of Harney, Westwood & Riegels, British Virgin


                           Islands counsel to Rathburn
Exhibit N-4           --   Form of Opinion of Appleby, Spurling & Kempe, Bermuda counsel to
                              Marubeni Telecom

Exhibit N-5           --   Form of Opinion of Edward G. Scheibler, Jr., Esq., in-house counsel to
                              Marubeni Telecom
Exhibit N-6           --   Form of Opinion of W.S. Walker & Company, Cayman Islands counsel to
                              AIF
Exhibit N-7           --   Form of Opinion of Baker & McKenzie, Thai counsel to KIN
Exhibit N-8           --   Form of Opinion of Paul Repp, Esq., in-house counsel to the Bell Atlantic
                              Shareholder
Exhibit N-9           --   Form of Opinion of Barbara Meserole, Esq., in-house counsel to AT&T
                           Capital
Exhibit N-10          --   Form of Opinion of Harsha Murthy, Esq., in-counsel to GE Capital
Exhibit N-11          --   Form of Opinion of Mello, Hollis, Jones & Martin, Bermuda counsel to
                           GE Capital
Exhibit N-12          --   Form of Opinion of Mello, Hollis, Jones & Martin, Bermuda counsel to the Collateral Trustee
Exhibit N-13          --   Form of Opinion of Conyers Dill & Pearman, Bermuda counsel to the
                              Lenders
Exhibit O             --   Form of Contractor Escrow Agreement
Exhibit P             --   Form of Registrar and Transfer Agent Agreement
Exhibit Q             --   Form of Expense Certificate


                  CREDIT AGREEMENT, dated as of January 28, 1998 (as amended, supplemented or otherwise modified from time to time, this "AGREEMENT"), among FLAG LIMITED, a company organized and existing under the laws of Bermuda (the "BORROWER"), the Term Lenders (as defined herein), the Revolving Credit Lenders (as defined herein; and together with the Term Lenders, the "LENDERS"), BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and INTERNATIONAL TRUST COMPANY OF BERMUDA LIMITED, as collateral trustee (in such capacity, the "COLLATERAL TRUSTEE").

                              W I T N E S S E T H :

                  WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Section 1.1 of this Agreement;

                  WHEREAS, the Borrower (a) has developed and constructed a fiberoptic submarine cable system to furnish digital transmission facilities between and among points in the United Kingdom, Spain, Italy, Egypt, the United Arab Emirates, India, Thailand, Malaysia, Hong Kong, the People's Republic of China, the Republic of Korea and Japan (the "FLAG SYSTEM") and (b) proposes to sell capacity on the FLAG System to telecommunications carriers;

                  WHEREAS, in order to provide for the construction and installation of the FLAG System, the Borrower entered into the Construction Contract with TSS, KDD-SCS and Marubeni;

                  WHEREAS, TSS and KDD-SCS have physically completed the construction and installation of the FLAG System and the Certificate of Provisional System Acceptance has been issued under the Construction Contract in respect thereof;

                  WHEREAS, the Borrower, the Landing Party PTTs and the Participating PTTs have executed and delivered the C&MA which sets forth, among other things, the terms and conditions upon which the FLAG System has been constructed and will be owned, maintained and operated;

                  WHEREAS, the Borrower has requested the Lenders to provide certain extensions of credit hereunder in order to (a) refinance the Borrower's existing senior secured indebtedness, (b) redeem the Existing Preferred Stock,
(c) pay for certain transaction, legal and other expenses, (d) provide for all remaining FLAG System construction costs and (e) provide a working capital facility, all in accordance with the terms hereof; and

                  WHEREAS, in furtherance of the foregoing and in order to secure and support the Borrower's obligations to the Lenders under the Financing Documents, the

Borrower and the Shareholders (other than Gulf) will enter into the Security Documents;


                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. DEFINED TERMS. As used in this Agreement, including in the preamble hereto, the following terms shall have the meanings specified below:

         "ABR" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

         "ACCOUNTS" shall be the collective reference to the Revenue Account, the Current Account, the Construction Account, the Presale Proceeds Account, the Debt Reserve Account, the Supplemental Debt Reserve Account, the Operating Reserve Account, the Insurance Proceeds Account, the Special Payment Account, the Sales and Issuances Proceeds Account, the Repair and Restoration Reserve Account, the Capital Expenditure Account, the Maintenance Reserve Account, the Excess Revenue Account, the Rebate Account, the Permitted Sources Account and each other account, together with each sub-account of such accounts, established and maintained pursuant to Article VIII.

         "ADDITIONAL CONTRACT" shall mean each contract entered into by the Borrower or any Subsidiary thereof after the Closing Date (other than employment contracts and contracts involving less than $1,000,000 annually).

         "ADJUSTED LIBO RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

         "ADMINISTRATIVE AGENT" shall have the meaning ascribed thereto in the preamble, together with each of its successors hereunder.

         "AFFILIATE" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "AGREEMENT" shall have the meaning ascribed thereto in the preamble.

         "AGREEMENT FOR THE MAINTENANCE OF PACIFIC OCEAN CABLE SYSTEMS IN THE YOKOHAMA ZONE" shall mean the Agreement for the Maintenance of Pacific Ocean Cable Systems in the Yokohama Zone, dated March 11, 1997, between and among AT&T, KDD, the Borrower, and other Persons from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "AGREEMENT FOR THE MAINTENANCE OF THE FLAG SUBMARINE CABLE SYSTEM" shall mean Agreement No. 136H-96 for Maintenance & Repair of FLAG Submarine Cable System, dated November 1, 1997, between Emirates Telecommunications Corporation and the Borrower, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "AIF" shall mean the Asian Infrastructure Fund, a corporation organized and existing under the laws of the Cayman Islands.

         "AIF/DRESDNER SUBORDINATED PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of June 30, 1995, between AIF and Dresdner Bank AG, New York Branch, as amended, supplemented or otherwise modified prior to the Closing Date.

         "AIF/NYNEX CORPORATION SUBORDINATED PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of June 30, 1995, between AIF and NYNEX Corporation, as amended, supplemented or otherwise modified prior to the Closing Date.

         "AIF PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of the date hereof, substantially in the form of Exhibit F, made by AIF in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "ALTERNATE BASE RATE" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until such time as the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the

Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "APPLICABLE LAWS" shall mean all Requirements of Law, all Governmental Actions and all applicable laws, statutes, treaties, rules, codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment).

         "APPLICABLE MARGIN" shall mean, for any day, with respect to any ABR Loan or Eurodollar Loan, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be:


                ABR Spread                       Eurodollar Spread
                ----------                       -----------------
                  0.90%                               1.90%


PROVIDED that the Applicable Margins set forth above shall be increased by 0.225% on and after the date which is five years after the Closing Date.

         "APPLICABLE PERCENTAGE" shall mean, with respect to any Lender at any time of determination, the percentage of the total unused Commitments and outstanding Loans represented by such Lender's unused Commitments and outstanding Loans. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

         "APPROVED FUND" shall mean, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "ARRANGER" shall mean Barclays Bank PLC.

         "ASSIGNED AGREEMENTS" shall be the collective reference to each agreement which is being assigned by the Borrower or any Subsidiary of the Borrower to the Collateral Trustee pursuant to any Security Document.

         "ASSIGNMENT AND ACCEPTANCE" shall mean any assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent in accordance with Section 11.4, substantially in the form of Exhibit M or any other form approved by the Administrative Agent.

         "ATLANTIC CABLE MAINTENANCE AGREEMENT" shall mean the Atlantic Cable Maintenance And Repair Agreement, dated January 1, 1998, between and among AT&T, British Telecommunications plc, the Borrower and the other Persons from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "AT&T" shall mean AT&T Corp., a New York corporation, and its successors.

         "AT&T CAPITAL" shall mean AT&T Capital Corporation, a Delaware corporation.

         "AT&T CAPITAL PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of the date hereof, substantially in the form of Exhibit F, made by AT&T Capital in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "AT&T CONSTRUCTION CONTRACT GUARANTY" shall mean the Guaranty, dated as of December 14, 1994, made by AT&T in favor of the Borrower, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "AT&T GUARANTY CONSENT" shall mean the Consent to Assignment, dated as of the date hereof, made by AT&T in favor of the Collateral Trustee, substantially in the form of Exhibit I-2, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "BANS" shall mean Bell Atlantic Network Systems (Bermuda) Limited, a corporation organized and existing under the laws of Bermuda, formerly known as NNS (Bermuda) Limited.

         "BANS CONSENT" shall mean the Consent to Assignment, dated as of the date hereof, made by BANS in favor of the Collateral Trustee, substantially in the form of Exhibit I-3, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "BASIC SYSTEM MODULES" shall have the meaning ascribed thereto in the C&MA.

         "BELL ATLANTIC CORPORATION" shall mean Bell Atlantic Corporation, a Delaware corporation.

         "BELL ATLANTIC SHAREHOLDER" shall mean NYNEX Network Systems Company, a Delaware corporation, and a wholly-owned subsidiary of Bell Atlantic Corporation.

         "BELL ATLANTIC SHAREHOLDER CONSENT" shall mean the Consent to Assignment, dated as of the date hereof, made by the Bell Atlantic Shareholder in favor of the Collateral Trustee, substantially in the form of Exhibit I-4, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "BELL ATLANTIC SHAREHOLDER PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of the date hereof, substantially in the form of Exhibit F, made by the Bell Atlantic Shareholder in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

         "BORROWER" shall have the meaning ascribed thereto in the preamble.

         "BORROWER PLEDGE AGREEMENTS" shall be the collective reference to each pledge agreement executed and delivered by the Borrower in accordance with
Section 6.26, as each may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "BORROWER SECURITY AGREEMENT" shall mean the Security Agreement, dated as of the date hereof, substantially in the form of Exhibit E, made by the Borrower in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "BORROWER'S INSURANCE CONSULTANT" shall mean Hobbs Group, LLC.

         "BORROWING" shall mean Loans of the same Class and Type, made, converted or continued on the same date and as to which a single Interest Period is in effect.

         "BORROWING CERTIFICATE" shall mean a certificate of the Borrower, substantially in the form of Exhibit C, executed by a Responsible Officer of the Borrower.

         "BORROWING REQUEST" shall mean a notice from the Borrower, executed by a Responsible Officer of the Borrower, substantially in the form of (a) Exhibit B-1, in the case of a request for the making of Revolving Credit Loans and (b) Exhibit B-2, in the case of a request for the making of Term Loans.

         "BRANCHING UNIT" shall have the meaning ascribed thereto in the C&MA.

         "BUSINESS DAY" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; PROVIDED that, when used in connection with a Eurodollar Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "C&MA" shall mean the Construction and Maintenance Agreement, dated as of December 14, 1994, among the Borrower, the Original Landing Party PTTs and the Participating PTTs from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "CAPACITY" shall have the meaning ascribed to the term "Design Capacity" in the C&MA.

         "CAPACITY PAYMENTS" shall mean the cash payments in Dollars that the PTTs are obligated to make to the Borrower pursuant to Capacity Sales Agreements.

         "CAPACITY SALES AGREEMENTS" shall mean all agreements for the sale, lease or other disposition of Capacity (including for non-cash consideration pursuant to Capacity swap arrangements and agreements for mutual restoration) entered into between the Borrower and any other Person, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "CAPITAL EXPENDITURE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "CAPITAL EXPENDITURE MAXIMUM BALANCE" shall mean $35,000,000.

         "CAPITAL LEASE OBLIGATIONS" of any Person, shall mean the obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "CAPITAL STOCK" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, and any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

         "CASUALTY PROCEEDS" shall mean all payments and proceeds of each insurance policy maintained by the Borrower or any Subsidiary thereof and all compensation, award, damages or other payments or relief in respect of any taking of, or in respect of casualty to or loss of, property, but excluding business interruption insurance and payments in respect of liability policies.

         "CASUALTY PROCEEDS DEPOSITS" shall have the meaning ascribed thereto in
Section 8.19(a).

         "CERTIFICATE OF FINAL SYSTEM ACCEPTANCE" shall have the meaning ascribed thereto in the Construction Contract.

         "CERTIFICATE OF PROVISIONAL SYSTEM ACCEPTANCE" shall have the meaning ascribed thereto in the Construction Contract.

         "CHANGE IN CONTROL" shall mean and shall be deemed to have occurred if any of the following occurs: (a) Bell Atlantic Corporation shall cease to directly or indirectly own at least 20% of the issued and outstanding voting stock of the Borrower, free and clear of all Liens, other than the Liens created by the Security Documents or (b) Marubeni shall cease to directly or indirectly own at least 5% of the issued and outstanding voting stock of the Borrower, free and clear of all Liens, other than the Liens created by the Security Documents.

         "CHANGE IN LAW" shall mean (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or any parent of any Lender with any request, guideline or directive of any Governmental Authority made or issued after the Closing Date (whether or not having the force of law).

         "CLASS" when used in reference to any Loan or Borrowing, refers to whether such Loan is part of, or the Loans comprising such Borrowing are, Revolving Credit Loans or Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment or a Term Loan Commitment.

         "CLOSING DATE" shall mean the date on which this Agreement shall have been executed and delivered by the parties hereto and the conditions specified in Section 4.1 are satisfied or waived as evidenced by the making of the Term Loans.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "COLLATERAL" shall be the collective reference to (a) the "Collateral" as such term is defined in any Security Agreement, (b) the Pledged Stock and (c) all other property, if any, in which a security interest is, or is purported to be, granted to secure the Obligations (or any portion thereof).

         "COLLATERAL TRUSTEE" shall have the meaning ascribed thereto in the preamble, together with each of its successors hereunder.

         "COMMITMENTS" shall mean the Revolving Credit Commitments or the Term Loan Commitments, or a combination thereof (as the context requires).

         "COMMONLY CONTROLLED ENTITY" shall mean, as to any Person, an entity, whether or not incorporated, which is under common control with such Person within the meaning of Section 4001 of ERISA or is part of a group which includes such Person and which is treated as a single employer under Section 414 of the Code.

         "CONSENTS" shall be the collective reference to the Contractor Consent, the AT&T Guaranty Consent, the KDD Guaranty Consent, the Bell Atlantic Shareholder Consent, the BANS Consent and each other consent to assignment, in form and substance satisfactory to the Administrative Agent, to be executed and delivered by each party (other than the Borrower) to any Additional Contract which may be obtained and delivered to the Administrative Agent in accordance with Section 6.12.

         "CONSOLIDATED EBITDA" shall mean, for any period, the revenues of the Borrower and its Subsidiaries for such period from continuing operations, minus associated costs (including cost of sales but excluding Interest Expense, income taxes, depreciation and amortization), determined in each case on a consolidated basis in accordance with GAAP.

         "CONSTRUCTION ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "CONSTRUCTION CONTRACT" shall mean the FLAG Cable System Terms and Conditions of Contract, dated as of December 14, 1994, among the Borrower, TSS, KDD-SCS and Marubeni (including all schedules and appendices thereto), as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "CONSTRUCTION CONTRACT GUARANTEES" shall be the collective reference to the AT&T Construction Contract Guaranty and the KDD Construction Contract Guaranty.

         "CONSTRUCTION CONTRACT GUARANTORS" shall be the collective reference to AT&T and KDD.

         "CONSTRUCTION COST CERTIFICATE" shall have the meaning ascribed thereto in Section 4.1(x).

         "CONSULTANTS" shall be the collective reference to the Independent Engineer and the Market Consultant.

         "CONTEST" shall mean, with respect to any tax, Lien, claim or obligation, a contest with respect thereto pursued in good faith and by appropriate and timely proceedings diligently conducted, so long as (a) no Lien (other than Permitted Liens) shall have been filed in connection therewith or any Lien (other than Permitted Liens) filed in connection therewith shall have been fully removed from the record by the bonding thereof, (b) except with respect to any Lien that has been removed from the record by the bonding thereof in accordance with clause (a), adequate reserves (which shall be in cash unless the Administrative Agent otherwise agrees) shall have been established with respect to such tax, Lien, claim or obligation, (c) during the period of such contest the enforcement of any contested item is effectively stayed, (d) such contest could not reasonably be expected to involve any material danger of the sale, forfeiture or loss of any of the Pledged Stock or any material part of the other Collateral or the Project, title thereto or any interest therein and will not cause a material interference with any Project Activity and (e) the failure to pay such tax, Lien, claim or obligation during the pendency of such contest could not reasonably be expected to have a Material Adverse Effect.

         "CONTINUATION/CONVERSION NOTICE" shall mean a notice in the form of Exhibit D, executed by a Responsible Officer of the Borrower.

         "CONTRACT VARIATIONS" shall mean any amendment, supplement or other modification to the Construction Contract and shall include any "Contract Variation" as such term is defined in the Construction Contract.

         "CONTRACTOR CONSENT" shall mean the Consent to Assignment, dated as of the date hereof, substantially in the form of Exhibit I-1, made by the Contractors in favor of the Collateral Trustee, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "CONTRACTOR ESCROW ACCOUNT" shall mean the special account designated by that name established by the Contractor Escrow Agent pursuant to the Contractor Escrow Agreement.

         "CONTRACTOR ESCROW AGENT" shall mean Barclays Bank PLC, in its capacity as escrow agent under the Contractor Escrow Agreement.

         "CONTRACTOR ESCROW AGREEMENT" shall mean the Escrow Agreement, dated as of the Closing Date, substantially in the form of Exhibit O, among the Borrower, the Contractors and the Contractor Escrow Agent, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "CONTRACTORS" shall be the collective reference to TSS, KDD-SCS and Marubeni (as to Marubeni, solely in its capacity as a nominal supplier under the Construction Contract).

         "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or any agreement, instrument, judgment, order, decree or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "CONTROL" shall mean the possession, directly or indirectly, of (a) the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise and/or (b) the ownership of 10% or more of the securities having ordinary voting power for the election of directors of a Person. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

         "CUMULATIVE NET REVENUE" shall mean, for any period, the sum of (a) the aggregate amount of Capacity Payments received during such period (plus up to $4.5 million of Capacity Payments received prior to such period which did not constitute Presale Proceeds) in respect of the sale, lease and/or other disposition of Capacity which are not subject to return to the applicable PTT (net of sales commissions, Landing Party commissions and Taxes payable with respect thereto and net of any amount received which is subject to a rebate obligation), MINUS (b) the aggregate amount of Presale Proceeds received during such period, PLUS (c) the aggregate amount of Restoration Payments received during such period (net of any amount received which is subject to a rebate obligation), PLUS (d) the aggregate amount of Standby Maintenance Payments received during such period, MINUS (e) the aggregate amount of Operating Expenses (net of repair maintenance expenses and restoration expenses reimbursed by third parties or paid out of the Repair and Restoration Account) and capital expenditures paid (other than capital expenditures paid with amounts on deposit in the Capital Expenditure Account) in respect of each calendar year occurring prior to the date on which "Cumulative Net Revenue" is calculated, in each case only to the extent such amounts were paid in accordance with the then current Operating Budget or otherwise permitted hereunder, MINUS
(f) the aggregate amount transferred to the Capital Expenditure Account in accordance with Section 8.10(a)(iii) in respect of each calendar year occurring prior to the date on which "Cumulative Net Revenue" is calculated, MINUS (g) an amount equal to a proportionate share of the Operating Expenses (net of repair maintenance expenses and restoration expenses reimbursable by third parties) and capital expenditures set forth in the then current Operating Budget (25% of such amounts for each calendar quarter since the end of the previous fiscal year), PLUS (h) the aggregate amount of Presale Proceeds received during the period prior to the date on which "Cumulative Net Revenue" is calculated which were used during such period to prepay the Term Loans, PLUS (i) the aggregate amount of the Term Loans, if any, prepaid during such period with proceeds from the Contractor Escrow Account, the Construction Account or Capital Expenditure Account.

         "CURRENT ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "DEBT RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "DEBT RESERVE REQUIRED BALANCE" shall mean, as of any date of determination, an amount (not less than zero) equal to the difference between
(a) the Gross Debt Reserve Required Amount at such time and (b) the aggregate amount of the Revolving Credit Commitments at such time. The aggregate amount of the Revolving Credit Commitments shall be computed for purposes of this definition by taking into account any limitation of the Revolving Credit Commitments pursuant to Section 2.6(e).

         "DEFAULT" shall mean any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "DESIGN DOCUMENTS" shall be the collective reference to each document which justifies the Project (or any portion thereof) as meeting the requirements and specifications set forth in the Construction Contract and/or the C&MA.

         "DESIGNATED EVENT" shall mean, as of any date of determination, the failure of the Borrower and its Subsidiaries to be in compliance with Section
6.31 or 6.32 as of such date, as set forth in the certificate delivered by the Borrower to the Administrative Agent and the Collateral Trustee in accordance with Section 5.2(b), or the failure of the Borrower to deliver such certificate when required.

         "DOLLARS" or "$" refers to lawful money of the United States of America.

         "ENVIRONMENTAL LAWS" shall mean any and all international, national, state, local or municipal treaties, laws, rules, orders, regulations, statutes, ordinances, codes, decrees, permits or requirements of any Governmental Authority relating to the protection of the environment, natural resources or human health, including, but not limited to, those relating to emissions, discharge, Releases or threatened Releases of Hazardous Materials into the environment including, without limitation, ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as now or hereafter in effect.

         "ENVIRONMENTAL LIABILITY" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary thereof directly or indirectly resulting from or based upon (a) a violation of any Environmental Law or (b) the release or threatened release of any Hazardous Materials into the environment.

         "EOL COMPLIANCE CERTIFICATE" shall have the meaning ascribed thereto in
Section 5.19(a).

         "EQUITY SUBSCRIPTION AGREEMENT" shall mean the FLAG Equity Subscription Agreement, dated as of June 15, 1995, among the Bell Atlantic Shareholder, Marubeni Telecom, Rathburn, AIF, KIN and the Borrower, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA AFFILIATE" shall mean any entity (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

         "ERISA EVENT" means (a) any "reportable event", as defined in Section 4043(c)
of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived under applicable PBGC regulations); (b) the failure to make a required contribution to any Plan sufficient to give rise to a lien under Section 302(f) of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the taking of any steps by the Borrower or any of its ERISA Affiliates to terminate any Plan, if such termination could result in any liability under Title IV of ERISA with respect to such Plan; (f) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal, within the meaning of Section 4063 of ERISA, from any multiple-employer Plan; or (h) the receipt by the Borrower or any ERISA Affiliate of any notice from any Multiemployer Plan concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "EURODOLLAR" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

         "EVENT OF DEFAULT" shall mean the occurrence of any of the events specified in Article VII, PROVIDED that any requirement for the giving of notice, the lapse of time or both, or for the happening of any other condition, has been satisfied.

         "EVENT OF LOSS" shall mean (a) the actual or constructive total loss (by way of condemnation, expropriation or otherwise) of all or substantially all of the Project or any Segment of the FLAG System, (b) the loss, destruction, damage or constructive loss of a material portion of the Project or any Segment of the FLAG System (by way of condemnation, expropriation or otherwise), (c) the cessation or material impairment of the operation of the Project or any Segment of the FLAG System for a period greater than 90 days or (d) the occurrence of one or more judgments or decrees being entered in the form of an injunction or similar form of relief requiring suspension or abandonment of a portion of the Project and the failure of the Borrower to have such injunction or similar form of relief stayed or discharged within 60 days.

         "EXCESS CASH FLOW" shall mean, for each quarterly period ending on a Principal Payment Date (or, with respect to the Initial Principal Payment Date, the period from the Closing Date to the Initial Principal Payment Date), all cash revenue received by the Borrower during such period and available after the application of clauses first through seventh of Section 8.10(b) in accordance with the terms of Article VIII.

         "EXCESS CASH FLOW ACCOUNT" shall have the meaning ascribed thereto in
Section 6.27.

         "EXCESS REVENUE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "EXCHANGE NOTES" shall mean the promissory notes issued by the Borrower in exchange for the Unregistered Notes (in an aggregate principal amount not to exceed the aggregate principal amount of the Unregistered Notes being exchanged and with terms identical in all material respects to those of the Unregistered Notes except that the Exchange Notes will not contain terms with respect to transfer restrictions) as contemplated by the Senior Unsecured Note Offering Memorandum.

         "EXCHANGE OFFER" shall mean the offer by the Borrower to exchange the Exchange Notes for the Unregistered Notes as contemplated by the Senior Unsecured Note Offering Memorandum.

         "EXCLUDED TAXES" shall mean, with respect to the Administrative Agent, the Collateral Trustee, the Arranger or any Lender (a) income or franchise taxes imposed on (or incurred by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such Lender, the Administrative Agent or the Collateral Trustee, as the case may be, is located and (c) in the case of a Lender, any withholding Tax that is attributable to such Lender's failure to comply with
Section 2.15(e).

         "EXISTING AT&T CAPITAL STOCK PURCHASE AGREEMENT" shall mean the Stock Purchase Agreement, dated as of December 28, 1995, between the Borrower and AT&T Capital, as amended, supplemented or otherwise modified prior to the Closing Date.

         "EXISTING COLLATERAL TRUSTEE" shall mean International Trust Company of Bermuda Limited, a company organized and existing under the laws of Bermuda, as collateral trustee under the Existing Participation Agreement and certain of the Existing Financing Documents.

         "EXISTING EQUITY CONTRIBUTION AGREEMENTS" shall have the meaning ascribed to the term "Equity Contribution Agreements" in Annex A to the Existing Participation Agreement.

         "EXISTING FINANCING DOCUMENTS" shall have the meaning ascribed to the term "Financing Documents" in Annex A to the Existing Participation Agreement.

         "EXISTING GE CAPITAL STOCK PURCHASE AGREEMENT" shall mean the Stock Purchase Agreement, dated as of October 19, 1995, between the Borrower and GE Capital, as amended, supplemented or otherwise modified prior to the Closing Date.

         "EXISTING PARTICIPATION AGREEMENT" shall mean the Amended and Restated Participation Agreement, dated as of October 19, 1995, among the Borrower, the Existing Collateral Trustee, the lenders from time to time parties thereto as Tranche A Lenders, the lenders from time to time parties thereto as Tranche B Lenders, the lenders from time to time parties thereto as Tranche C Lenders, Barclays Bank PLC, New York Branch, as Tranche A Administrative Agent and Tranche C Administrative Agent, Marubeni Corporation, as Tranche B Administrative Agent and Canadian Imperial Bank of Commerce, New York Agency, as Documentation Agent, as amended, supplemented or otherwise modified prior to the Closing Date.

         "EXISTING PREFERRED SHAREHOLDERS" shall mean GE Capital and AT&T
Capital.

         "EXISTING PREFERRED STOCK" shall mean all of the issued and outstanding shares of preferred stock of the Borrower as of the Closing Date (before giving effect to the consummation of the Refinancing).

         "EXISTING PREFERRED STOCK DOCUMENTS" shall be the collective reference to the Existing Stock Purchase Agreements and each other document to which any Existing Preferred Shareholder is a party to or which was otherwise executed in connection with any Existing Preferred Shareholders' acquisition of any Existing Preferred Stock.

         "EXISTING SPONSOR SUBORDINATED PLEDGE AGREEMENTS" shall be the collective reference to the AIF/NYNEX Corporation Subordinated Pledge Agreement, the AIF/Dresdner Subordinated Pledge Agreement and the Rathburn/NYNEX Corporation Subordinated Pledge Agreement.

         "EXISTING STOCK PURCHASE AGREEMENTS" shall be the collective reference to the Existing GE Capital Stock Purchase Agreement and the Existing AT&T Capital Stock Purchase Agreement.

         "EXPENSE CERTIFICATE" shall mean a certificate of the Borrower substantially in the form of Exhibit Q.

         "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "FEE LETTER" shall mean the fee letter agreement, dated as of the date hereof, among the Borrower, the Arranger and the Administrative Agent, as amended, supplemented or otherwise modified from time to time.

         "FINAL" shall, (a) as to any Governmental Action issued or transferred to any Person, mean the status of such Governmental Action as (i) duly issued in the name of, or validly transferred to, such Person and accepted by such Person,
(ii) in full force and effect and (iii) not then subject to any pending judicial or administrative proceedings or (b) as to any judicial proceeding, mean the resolution of such proceeding by a court of competent jurisdiction from which no appeal is or can be taken. If the Applicable Law under which a Governmental Action was issued provides for a fixed period for judicial or administrative appeal or review thereof, such Governmental Action shall not be deemed "Final" unless such period has expired and no petition for administrative or judicial appeal or review has been filed.

         "FINAL SYSTEM ACCEPTANCE" shall have the meaning ascribed thereto in the Construction Contract.

         "FINANCING DOCUMENTS" shall be the collective reference to this Agreement, the Notes, the Security Documents, the Interest Hedging Agreements, the Registrar and Transfer Agent Agreement, the Subsidiary Guarantees and the Consents.

         "FLAG SYSTEM" shall have the meaning ascribed thereto in the recitals to this Agreement, as such system may be reconfigured or otherwise altered in accordance with the terms of this Agreement.

         "FNOC" shall have the meaning ascribed thereto in Paragraph 10.4 of the C&MA.

         "FSA DATE" shall mean the date the Certificate of Final System Acceptance is issued in accordance with the terms of the Construction Contract and the Financing Documents.

         "GAAP" shall mean generally accepted accounting principles in the

United States of America, as in effect from time to time.

         "GE CAPITAL" shall mean GE Capital Project Finance VI Ltd., a company organized and existing under the laws of Bermuda.

         "GE CAPITAL PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of the date hereof, substantially in the form of Exhibit F, made by GE Capital in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "GOVERNMENTAL ACTION" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, claims, orders, judgments and decrees, licenses, exemptions, publications, filings, notices to and declarations of or with any Governmental Authority and shall include, without limitation, all Permits (as defined in the Construction Contract) and all construction, installation, siting, environmental and operating permits and licenses that are required for the performance of the Project Activities.

         "GOVERNMENTAL AUTHORITY" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "GROSS DEBT RESERVE REQUIRED AMOUNT" shall mean, as of any date of determination, an amount equal to the sum of (a) 50% of all scheduled payments of interest (based on the then current interest rates on the Loans and Senior Unsecured Notes, as applicable, after giving effect to any principal prepayments made on or prior to such date) and (b) 50% of all scheduled payments of principal (before giving effect to any principal prepayments), in each case on the Loans and the Senior Unsecured Notes during the succeeding twelve months, PROVIDED that the amount set forth in clause (b) shall in no event exceed the aggregate principal amount of the Loans outstanding as of such date.

         "GROSS MAINTENANCE RESERVE REQUIRED AMOUNT" shall mean, as of any date of determination, an amount (not less than zero) equal to the difference between
(a) the actual Operating Expenses for the preceding six-month period ending on such date and (b) 50% of the aggregate of any O&M Payments received by the Borrower during the 12-month period ending on such date (or, for any date prior to the first anniversary of the Closing Date, 50% of the aggregate of any O&M
Payments received by the Borrower prior to such date annualized to an annual period).

         "GUARANTEE" of or by any Person (the "GUARANTOR") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; PROVIDED, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "GULF" shall mean Gulf Associates Communications, Ltd., a corporation organized and existing under the laws of the British Virgin Islands.

         "HAZARDOUS MATERIALS" shall mean any petroleum or petroleum products or any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any applicable Environmental Law.

         "HEDGING AGREEMENT" shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         "INDEBTEDNESS" of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (d) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, provided, however, that the amount of such Indebtedness shall be the lesser of (x) the fair market value of such property and (y) the amount of such Indebtedness of others, (e) all Guarantees by such Person of Indebtedness of others, (f) all obligations of such Person constituting Capital Lease Obligations, (g) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (h) all obligations of such Person under any Hedging Agreement (including all Interest Hedging Obligations) and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances.

         "INDEMNIFIED TAXES" shall mean Taxes other than Excluded Taxes.

         "INDEPENDENT ENGINEER" shall mean BT Worldwide Networks or such other engineer or engineering firm as may be appointed by the Administrative Agent in accordance with Section 11.15.

         "INITIAL PRINCIPAL PAYMENT DATE" shall mean April 30, 1998 or, if such day is not a Business Day, the next preceding Business Day.

         "INITIAL PURCHASERS" shall mean, with respect to the Unregistered Notes, Salomon Brothers Inc, Barclays de Zoete Wedd Limited and Morgan Stanley & Co. Incorporated.

         "INSURANCE PROCEEDS ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "INTELLECTUAL PROPERTY" shall mean, with respect to any Person, all licenses, trademarks, tradenames, copyrights, patents, technology, know-how, processes and other such similar agreements and all Software.

         "INTEREST EXPENSE" shall mean, for any period, the amount of interest expense, both expensed and capitalized, of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period on the aggregate principal amount of their Indebtedness determined on a consolidated basis in accordance with GAAP.

         "INTEREST HEDGING AGREEMENT" means any Hedging Agreement evidencing an Interest Hedging Transaction.

         "INTEREST HEDGING COUNTERPARTY" shall mean (a) Barclays Bank PLC, or any agency, branch or Affiliate thereof or (b) any other financial institution whose long-term unsecured indebtedness is rated "A" or better by S&P or "A2" or better by Moody's, at the time of such financial institutions's entry into an Interest Hedging Transaction with the Borrower.

         "INTEREST HEDGING OBLIGATIONS" shall mean all indebtedness, liabilities and obligations of the Borrower under any agreement or agreements entered into by the Borrower and one or more Interest Hedging Counterparties with respect to any Interest Hedging Transaction.

         "INTEREST HEDGING TRANSACTION" shall mean any interest rate swap transaction, interest "cap" or "collar" transaction and/or any other interest rate hedging transaction entered into by the Borrower with an Interest Hedging Counterparty to hedge the Borrower's interest rate exposure with respect to the Term Loans.

         "INTEREST PAYMENT DATE" shall mean (a) with respect to any ABR Loan, the 30th day of each January, April, July and October, commencing with April 30, 1998 (or, if any such day is not a Business Day, the immediately preceding Business Day) and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

         "INTEREST PERIOD" shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect in accordance with the terms of this Agreement; PROVIDED that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (c) Interest Periods shall be selected so that sufficient funds are available without breakage to make scheduled amortization payments on the Loans, (d) if the Administrative Agent elects an Interest Period under Section 2.5(e), such Interest Period may be of any period of time and is not subject to the restriction that it shall have a duration of either one, two, three or six months and (e) any Interest Period that would otherwise extend beyond the Maturity Date, shall end on the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "KDD" shall mean Kokusai Denshin Denwa Co., Ltd., a corporation organized under the laws of Japan.

         "KDD CONSTRUCTION CONTRACT GUARANTY" shall mean the Guaranty, dated as of December 14, 1994, made by KDD in favor of the Borrower, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "KDD GUARANTY CONSENT" shall mean the Consent to Assignment, dated as of the date hereof, made by KDD in favor of the Collateral Trustee, substantially in the form of Exhibit I-5, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "KDD-SCS" shall mean KDD Submarine Cable Systems Inc., a corporation organized under the laws of Japan and a wholly-owned subsidiary of KDD.

         "KIN" shall mean K.I.N. (Thailand) Company Limited, a company organized and existing under the laws of Thailand.

         "KIN PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of the date hereof, substantially in the form of Exhibit F, made by KIN in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "LANDING COUNTRY" shall mean, at any time of determination, each country in which the FLAG System is landed or is planned to land at such time.

         "LANDING PARTY PTTS" shall be the collective reference to the Original Landing Party PTTs and each other PTT located in a Landing Country added pursuant to Section 6.16 and which is designated as a "Landing Party" in the C&MA.

         "LENDERS" shall be the collective reference to the lenders listed on the signature pages hereto, together with their respective successors and permitted assigns hereunder.

         "LIBO RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such Eurodollar Borrowing for such Interest Period shall be the average (rounded upwards, if necessary, to the next 1/16 of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered Dollar deposits at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period in the London interbank eurodollar market for delivery on the first day of such Interest Period for the number of days comprised therein and in amount comparable to the amount of its Eurodollar Loans to be outstanding during such Interest Period.

         "LIEN" shall mean, with respect to any asset (a) any mortgage, assignment, deposit arrangement, deed of trust, lien (statutory or other), pledge, hypothecation, encumbrance, charge, expropriation (or expropriatory claims), security interest or similar encumbrance in, on or of such asset and
(b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

         "LOANS" shall be the collective reference to the Revolving Credit Loans and the Term Loans.

         "MAINTENANCE RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "MAINTENANCE RESERVE REQUIRED BALANCE" shall mean, as of any date of determination, an amount (not less than zero) equal to the difference between
(a) the Gross Maintenance Reserve Required Amount at such time and (b) the excess, if any, of the aggregate amount of the Revolving Credit Commitments at such time over the Gross Debt Reserve Required Amount at such time. The aggregate amount of the Revolving Credit Commitments shall be computed for purposes of this definition by taking into account any limitation of the Revolving Credit Commitments pursuant to Section 2.6(e).

         "MAINTENANCE ZONE AGREEMENTS" shall be the collective reference to the Atlantic Cable Maintenance Agreement, the Mediterranean Cable Maintenance Agreement, the Agreement for the Maintenance of Pacific Ocean Cable Systems in the Yokohama Zone, the South East Asia and Indian Ocean Cable Maintenance Agreement and the Agreement for the Maintenance of the FLAG Submarine Cable System, as each may be replaced in accordance with the terms of this Agreement and as each may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "MAJORITY LENDERS" shall mean, at any time of determination, Lenders having outstanding Revolving Credit Loans and Term Loans and unused Commitments representing more than 51% of the sum of the aggregate outstanding Revolving Credit Loans and Term Loans and aggregate unused Commitments at such time.

         "MANAGEMENT COMMITTEE" shall mean the "MC", as such term is defined in Paragraph 4 of the C&MA.

         "MARKET CONSULTANT" shall mean Arthur D. Little Inc.

         "MARKETING SERVICES AGREEMENT" shall mean the Marketing Services Agreement, dated as of April 19, 1994, between BANS and the Borrower, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "MARUBENI" shall mean the Marubeni Corporation, a Japanese corporation.

         "MARUBENI TELECOM" shall mean Marubeni Telecom Development Limited, a Bermuda corporation.

         "MARUBENI TELECOM PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of the date hereof, substantially in the form of Exhibit F, made by Marubeni Telecom in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the Project or the business, operations, condition (financial or otherwise), property or prospects of the Borrower and its Subsidiaries taken as a whole or the Project, (b) the ownership, use or operation of the Project, (c) the ability of the Borrower or any of its Subsidiaries to perform its obligations under any Financing Document, (d) the value, validity, perfection and enforceability of the Liens granted to the Collateral Trustee under the Security Documents, or (e) the validity or enforceability of the Financing Documents or the Principal Project Documents (other than any Capacity Sales Agreement) or the availability of the remedies of the Administrative Agent, the Collateral Trustee or the Lenders under the Financing Documents; PROVIDED, HOWEVER, that an adverse change in sales or prospective sales of Capacity based on changes or perceived changes in external market conditions (including as a result of increased competition or introductions or applications of new technology) will not, in and of itself, provide a basis that an event described above has occurred.

         "MATERIAL INDEBTEDNESS" shall mean Indebtedness (other than the Loans) in a principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower would be required to pay if such Hedging Agreement were terminated at such time.

         "MATURITY DATE" shall mean January 30, 2005.

         "MEDITERRANEAN CABLE MAINTENANCE AGREEMENT" shall mean the Mediterranean Cable Maintenance Agreement, dated January 1, 1993, between and among Azienda di Stato per i Servizi Telefonici, Telefonica de Espana, S.A., the Borrower and the other parties listed therein from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "MIUS" shall mean the minimum investment units in which Capacity is disposed of from time to time.

         "MOODY'S" shall mean Moody's Investors Service, Inc.

         "MULTIEMPLOYER PLAN" shall mean a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

         "NET CASH PROCEEDS" shall mean (a) with respect to the sale, transfer, lease or other disposition of any asset (excluding Capacity), an amount certified in reasonable detail by a Responsible Officer of the Borrower to the Lenders as the excess, if any, of (i) the sum of cash received in connection with such sale, transfer, lease or other disposition over (ii) the sum of (A) amounts placed in escrow or held as a reserve against any liabilities directly associated with such sale or disposition (except that, to the extent and as of the time any such amounts are released from such escrow or reserve, such amounts shall constitute Net Cash Proceeds), (B) amounts paid to minority interest holders of such asset and the principal amount of any Indebtedness (other than Indebtedness under this Agreement) which is secured by any such asset and which is repaid in connection with the sale, transfer, lease or other disposition thereof, (C) the out-of-pocket expenses incurred by the Borrower in connection with such sale, transfer, lease or other disposition and (D) provision for taxes payable by the Borrower and which are directly attributable to such sale, transfer, lease or other disposition (as estimated by the Borrower in good faith within one month of such sale to be payable by the Borrower, PROVIDED that to the extent such estimate shall have exceeded the amount of taxes actually paid, such difference shall thereupon constitute Net Cash Proceeds), (b) with respect to the issuance of any Capital Stock, an amount certified in reasonable detail by a Responsible Officer of the Borrower to the Lenders as the excess of (i) the sum of the cash received in connection with such issuance over (ii) the underwriting discounts and commissions (if any) and other fees, out-of-pocket expenses and other costs incurred by the Borrower in connection with such issuance and (c) with respect to the incurrence of Indebtedness, an amount certified in reasonable detail by a Responsible Officer of the Borrower to the Lenders as the excess of (i) the sum of the cash received in connection with such incurrence of Indebtedness over
(ii) the fees, out-of-pocket expenses and other costs incurred by the Borrower in connection with such incurrence of Indebtedness.

         "NOTES" shall be the collective reference to the Revolving Credit Notes and the Term Notes.

         "NYNEX CORPORATION" shall mean NYNEX Corporation, a Delaware corporation.

         "O&M PAYMENTS" shall be the collective reference to the Standby Maintenance Payments and Repair Maintenance Payments.

         "OBLIGATIONS" shall mean (a) all the unpaid principal amount of, and accrued interest on, the Loans, and all other obligations of the Borrower, any of its Subsidiaries or any other Person to the Secured Parties (including, without limitation, interest accruing at the then applicable rate provided for in the Financing Documents after the maturity of the Loans and interest accruing at the then applicable rate provided in the Financing Documents after the filing or commencement of any bankruptcy, insolvency, reorganization or like proceeding relating to the Borrower or any of its Subsidiaries whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with this Agreement, the Notes or any other Financing Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel) or otherwise and (b) any extension, renewal, refunding, or refinancing of any indebtedness referred to in clause (a) above.

         "OPERATING BUDGET" shall mean an operating budget of the Borrower and its Subsidiaries detailing anticipated costs in connection with operating the Project (a) with respect to the initial Operating Year, which is delivered to the Administrative Agent under Section 4.1(ac) or (b) with respect to each ensuing Operating Year, adopted by the Borrower pursuant to Section 5.13, as each may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.9(b).

         "OPERATING EXPENSE TRANSFER DATE" shall have the meaning ascribed thereto in Section 8.10(a).

         "OPERATING EXPENSES" shall mean, with respect to any Operating Year, all operation, administration and maintenance expenses with respect to the Project which are payable by the Borrower or any Subsidiary of the Borrower in such Operating Year, including all selling, general and administrative expenses, all standby and repair maintenance expenses, landing site operations expense, project management expense, insurance expense, all commissions on dispositions of Capacity, all sales, excise and similar taxes and all other Taxes and duties payable by the Borrower (excluding income taxes) in respect of operating the Project; PROVIDED, HOWEVER, in no event shall "Operating Expenses" include (a) any payments made by the Borrower to purchasers or lessees of Capacity relating to such purchase or lease or (b) any payments made by the Borrower not related to the transfer of Capacity or other Project Activities.

         "OPERATING PROJECTIONS" shall have the meaning ascribed thereto in
Section 4.1(u).

         "OPERATING RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "OPERATING RESERVE MAXIMUM BALANCE" shall mean $20,000,000.

         "OPERATING YEAR" shall mean each calendar year beginning with the 1998 calendar year.

         "OPERATIONS AND MAINTENANCE PLAN" shall mean the plan prepared in accordance with Paragraph 10.2 of the C&MA.

         "ORIGINAL CONFIGURATION" shall mean the configuration of the Project on the Closing Date which consists of (a) thirty-two Basic System Modules on one fiber pair available for traffic and restoration between: the United Kingdom and Italy, Italy and Egypt, Egypt and India, India and Thailand, Thailand and Hong Kong, Hong Kong and the People's Republic of China, the People's Republic of China and the Republic of Korea, and the Republic of Korea and Japan (all as set forth and more fully described in Schedule 1.1(b)), and (b) thirty-two Basic System Modules on a second fiber pair available for traffic and restoration between: the United Kingdom and Spain, Spain and Italy, Italy and Egypt, Egypt and the United Arab Emirates, the United Arab Emirates and India, India and Malaysia, Malaysia and Thailand, Thailand and Hong Kong, Hong Kong and the People's Republic of China, the People's Republic of China and the Republic of Korea, and the Republic of Korea and Japan (all as set forth and more fully described in Schedule 1.1(b)) , and (c) terminal stations at (and only at) the following: Porthcurno, the United Kingdom; Estepona, Spain; Palermo, Italy; Alexandria, Egypt; Suez, Egypt; Fujairah, the United Arab Emirates; Mumbai, India; Penang, Malaysia; Songkhla, Thailand; Lantau Island, Hong Kong, China; Nan Hui, China; Keoje, Korea; Miura, Japan; and Ninomiya, Japan.

         "ORIGINAL LANDING PARTY PTTS" shall mean, collectively, the following
PTTs: (i) Cable & Wireless Communications Limited; (ii) Telefonica de Espana S.A.; (iii) TELECOM ITALIA S.p.A.; (iv) Telecom Egypt; (v) Emirates Telecommunications Corporation; (vi) Videsh Sanchar Nigam Limited; (vii) Telekom Malaysia Berhad; (viii) The Communications Authority of Thailand; (ix) Hong Kong Telecom International Limited; (x) China Telecom; (xi) Korea Telecom; (xii) International Digital Communications Inc.; and (xiii) KDD.

         "OTHER TAXES" shall mean any and all present or future stamp or documentary Taxes, charges or similar levies arising from any payment hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Financing Document.

         "PARTICIPATING PTTS" shall mean any PTT (other than a Landing Party
PTT) who has executed a Capacity Sales Agreement and, as a result, has become a party to the C&MA.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "PERFORMANCE BOND" shall mean the letter of credit, dated July 18, 1995, issued by Canadian Imperial Bank of Commerce, New York Agency, in favor of the Existing Collateral Trustee in accordance with Article 15 of the Construction Contract, as amended, supplemented or otherwise modified prior to the Closing Date, as amended by the amendment thereto, dated the date hereof, pursuant to which the Collateral Trustee became the beneficiary thereof and as the same may be further amended, supplemented or otherwise modified, or replaced from time to time in accordance with the terms of this Agreement.

         "PERMITTED C&MA AMENDMENT" shall mean (a) any amendment to the C&MA contemplated by Paragraph 30.3(i) of the C&MA, (b) any amendment to the C&MA to remove a PTT (which is not a Landing Party PTT) as a party thereto as a result of the loss of the Capacity Sales Agreement to which such PTT is a party (or the suspension or termination of the Capacity conveyed thereunder), (c) any amendment to the C&MA which (i) does not impose on the Borrower an obligation to make any payment unless such payment is provided for in the then current Operating Budget or from Permitted Sources and (ii) could not reasonably be expected to have an adverse effect on the ability of the Borrower to perform its obligations under the Financing Documents to which it is a party, and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) and (ii) prior to entering into such amendment and (d) any amendment to the C&MA which is required to conform to Applicable Laws, PROVIDED that such amendment could not reasonably be expected to have a Material Adverse Effect and is the most reasonable course of action to take in order to comply with such Applicable Law.

         "PERMITTED INVESTMENTS" shall mean:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-2 from S&P or at least P-2 from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and overnight sweep accounts, money market deposit accounts issued or offered by, (i) the Administrative Agent or any of its Affiliates, (ii) any Lender or (iii) any other bank which has a combined capital and surplus and undivided profits of not less than $250,000,000; and

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

         "PERMITTED LIENS" shall mean:

                  (a) Liens imposed by law for Taxes that either are not yet due or are subject to a Contest;

                  (b) materialmen's, mechanics', worker's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Project (as modified in accordance with the terms hereof) or otherwise arising in the ordinary course of business for amounts that either are not more than 60 days past due or are subject to a Contest;

                  (c) Liens of any of the types referred to in clause (b) above that have been bonded for the full amount in dispute (or as to which other security arrangements satisfactory to the Administrative Agent have been made);

                  (d) the rights of the PTT's with respect to portions of the Project as specifically provided in the C&MA;

                  (e) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfying the conditions for the continuation of proceedings to contest Taxes set forth in the definitions of "Contest";

                  (f) pledges and deposits made in the ordinary course of business in compliance with worker's compensation, unemployment insurance and other social security laws or regulations;

                  (g) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not interfere with ordinary conduct of business of the Borrower or the Project;

                  (h) Liens arising under the Contractor Escrow Agreement as in effect on the Closing Date; and

                  (i) Liens arising under any Financing Document.

         "PERMITTED PARENT COMPANY" shall mean any Person which directly owns at least 97.8% of the Capital Stock of the Borrower and is created in accordance with Section 6.8, together with any Person which indirectly owns at least 97.8% of the Capital Stock of the Borrower.

         "PERMITTED SALE LEASEBACKS" shall mean sale leasebacks of real and personal property constituting a portion of the Project, PROVIDED that (a) such sale leasebacks shall be undertaken for fair value pursuant to a tax program reasonably satisfactory to the Majority Lenders and recommended by an internationally recognized tax consultant of the Borrower, (b) the terms of such sale leasebacks shall be acceptable to the Majority Lenders and (c) the Net Cash Proceeds of any sale of assets undertaken in connection therewith shall be applied to the prepayment of the Loans in accordance with Section 2.9.

         "PERMITTED SOURCES" shall mean, so long as no Event of Default shall have occurred and be continuing, (a) funds received by the Borrower after the Closing Date in respect of the issuance of common equity of the Borrower which are not required to prepay the Loans in accordance with Section 2.9 and are on deposit in the Sales and Issuances Proceeds Account (b) funds available in the Capital Expenditure Account if such funds are being used pursuant to Section 6.16(b), (c) on and after the S&J Savings Declaration Date, funds available in the Capital Expenditure Account, if (i) such funds are being used pursuant to
Section 6.16(a) or 6.22 or for Permitted Upgrades, and (ii) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying (A) the particular uses of such funds and (B) that the use of such funds will create a benefit to the Borrower or an improvement to the FLAG System and could not reasonably be expected to have an adverse effect on the ability of the Borrower to perform its obligations under the Financing Documents to which it is a party, (d) funds actually made available to the Borrower for its sole benefit in accordance with clause ninth of Section 8.10(b) and which are being maintained on deposit in the Permitted Sources Account (or, if such amounts are not on deposit therein, such funds have been committed to on terms and pursuant to documentation satisfactory to the Administrative Agent) or (e) funds made available by parties other than the Borrower and its Subsidiaries without any recourse to the Borrower, its assets (other than to Capacity to the extent conveyed in accordance with the terms of this Agreement), any of its Subsidiaries or their respective assets or any portion of the Project and which funds are being maintained on deposit in the Permitted Sources Account (or, if such amounts are not on deposit therein, such funds have been committed to on terms and pursuant to documentation satisfactory to the Administrative Agent), and in each case the use of such funds has not been provided for or otherwise allocated to another purpose in accordance with the terms of this Agreement.

         "PERMITTED SOURCES ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "PERMITTED UPGRADES" shall mean any and all physical additions, improvements or upgrades to the FLAG System that the Independent Engineer certifies to the Administrative Agent will add to the overall value of the FLAG System, PROVIDED that such addition, improvement or upgrade (a) could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the normal use or operation of the FLAG System, (b) will not require the Borrower to enter into any Additional Contract or otherwise amend any Project Document, except as permitted by Sections 6.10 and 6.12, (c) will not conflict with the provisions of Section 6.16, (d) will not otherwise result in a Default or Event of Default and (e) could not reasonably be expected to have a Material Adverse Effect.

         "PERSON" shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "PLEDGE AGREEMENTS" shall be the collective reference to the Bell Atlantic Shareholder Pledge Agreement, the Rathburn Pledge Agreement, the Marubeni Telecom Pledge Agreement, the AIF Pledge Agreement, the KIN Pledge Agreement, the GE Capital Pledge Agreement, the AT&T Capital Pledge Agreement and the Borrower Pledge Agreements.

         "PLEDGED STOCK" shall mean all Capital Stock of the Borrower (other than the Capital Stock owned by Gulf) and of each of the Borrower's Subsidiaries, together with all other "Collateral" as defined in the Pledge Agreements.

         "PRESALE PROCEEDS" shall mean all cash proceeds received by the Borrower at any time in respect of Capacity Sales Agreements set forth on
Schedule 1.1(a).

         "PRESALE PROCEEDS ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "PRESENT VALUE COVERAGE RATIOS" shall have the meaning ascribed thereto on Schedule 1.1(c).

         "PRICING SCHEDULE" shall mean the schedule setting forth for each Segment the sale or lease price for Capacity on the FLAG System, including any discounts for aggregated purchases, as the same may be amended by the Borrower at its discretion from time to time.

         "PRIME RATE" shall mean the rate of interest per annum established by Barclays Bank PLC as its prime or reference or base rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is effective. The Prime Rate is not necessarily the lowest rate of interest charged to borrowers.

         "PRINCIPAL PAYMENT DATE" shall mean the Initial Principal Payment Date and each date set forth on Schedule 2.7(b), or if any such day is not a Business Day, the preceding Business Day.

         "PRINCIPAL PROJECT DOCUMENTS" shall be the collective reference to the C&MA, the Construction Contract, each Construction Contract Guaranty, each Capacity Sales Agreement, each Software Agreement, each Maintenance Zone Agreement, the Marketing Services Agreement, the Contractor Escrow Agreement and the Performance Bond, and any replacement of any of the foregoing in accordance with the terms hereof.

         "PROGRAM MANAGEMENT AGREEMENT" shall mean the Program Management Services Agreement, dated as of April 19, 1994, between the Bell Atlantic Shareholder and the Borrower, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "PROJECT" shall be the collective reference to the Segments-T, the Segments-S, the Segment X-1, the Segment X-2, the FNOC and all other facilities and components necessary for the use, operation and maintenance of the FLAG System.

         "PROJECT ACTIVITIES" shall mean (a) the design, development, engineering, acquisition, installation, construction, landing, completion, disposition, financing, modification, start-up, testing, operation, ownership, possession, maintenance and use of the Project (and any portion thereof), (b) the sale, lease or other disposition of Capacity on the FLAG System and (c) all activities related or incidental to any of the foregoing.

         "PROJECT DOCUMENTS" shall be the collective reference to the Principal Project Documents and each other agreement in existence on the Closing Date that the Borrower or any of its Subsidiaries is a party to related to any Project Activity, including, without limitation, the documents set forth on Schedule 3.19(b) and each Additional Contract for which the prior written consent of the Majority Lenders is required under Section 6.12.

         "PROJECT REVENUES" shall mean, for any period, all revenues and proceeds received by the Borrower or any Subsidiary thereof during such period from whatever source (including, without limitation, in respect of (a) Interest Hedging Transactions, (b) O&M Payments, (c) refunds in respect of Taxes, (d) Restoration Payments and (e) the disposition of Capacity); PROVIDED, HOWEVER, that Project Revenues shall not, in any event, include Special Payments, Casualty Proceeds, Net Cash Proceeds and proceeds of Loans hereunder.

         "PROPER INSTRUCTIONS" shall have the meaning ascribed thereto in
Section 10.4(c).

         "PROPER PARTY" shall have the meaning ascribed thereto in Section 10.2(a).

         "PROVISIONAL SYSTEM ACCEPTANCE" shall have the meaning ascribed thereto in the Construction Contract.

         "PSA AGREEMENT" shall mean the PSA Agreement, dated October 15, 1997, among the Borrower, TSS and KDD, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "PSA 2" shall have the meaning ascribed thereto in the PSA Agreement.

         "PSA 3" shall have the meaning ascribed thereto in the PSA Agreement.

         "PTT" shall mean any international telecommunications entity or other Person which commits to purchase or lease or otherwise acquire rights with respect to Capacity pursuant to a Capacity Sales Agreement.

         "RATHBURN" shall mean Rathburn Limited, a company organized and existing under the laws of the British Virgin Islands.

         "RATHBURN/NYNEX CORPORATION SUBORDINATED PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of June 30, 1995, between Rathburn and NYNEX Corporation, as amended, supplemented or otherwise modified prior to the Closing Date.

         "RATHBURN PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of the date hereof, substantially in the form of Exhibit F, made by Rathburn in favor of the Collateral Trustee, for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "REBATE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "REDEMPTION LETTER AGREEMENT" shall mean the letter agreement, dated as of October 20, 1997, among the Borrower and the Existing Preferred Shareholders, without giving effect to any amendments or supplements thereto.

         "REFERENCE LENDERS" shall be the collective reference to Barclays Bank PLC, Australia and New Zealand Banking Group Limited and Dresdner Bank AG.

         "REFINANCED INDEBTEDNESS" shall mean all Indebtedness under the Existing

Financing Documents.

         "REFINANCING" shall be the collective reference to (a) the issuance by the Borrower of the Senior Unsecured Notes, (b) the making of the initial extensions of credit by the Lenders hereunder, (c) the repayment in full of the Refinanced Indebtedness on the Closing Date and (d) the repurchase of the Existing Preferred Stock on the Closing Date.

         "REGISTER" shall have the meaning ascribed thereto in Section 11.4(c).

         "REGISTRAR AND TRANSFER AGENT AGREEMENT" shall mean the Registrar and Transfer Agent Agreement, dated as of the date hereof, substantially in the form of Exhibit P, among the Borrower, the Collateral Trustee and Butterfield Corporate Services Limited, as registrar, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "RELATED PARTIES" shall mean, with respect to any specified Person, such Person's Affiliates and subsidiaries and the respective directors, officers and employees of such Person and such Person's Affiliates and subsidiaries.

         "RELEASE" shall mean any release, burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying or placement.

         "REPAIR AND RESTORATION RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to
Article VIII.

         "REPAIR MAINTENANCE PAYMENTS" shall mean payments due from time to time from PTTs pursuant to Paragraph 11.2 of the C&MA or pursuant to comparable arrangements.

         "REPORTABLE EVENT" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than an event for which the 30-day notice requirement is waived under Subsections .13, .14, .16, .18,
 .19 or .20 of PBGC Regulation Section 2615.

         "REQUIRED BALANCE" shall mean, as of any Principal Payment Date or other date of determination (a) with respect to the Debt Reserve Account, the Debt Reserve Required Balance and (b) with respect to the Maintenance Reserve Account, the Maintenance Reserve Required Balance.

         "REQUIREMENT OF LAW" shall mean, as to any Person, the Certificate of Incorporation and By-Laws (or in the case of a partnership, its partnership agreement) or other organizational or governing documents of such Person, and any law, treaty, rule or regulation of any Governmental Authority, and any determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "RESPONSIBLE OFFICER" shall mean, with respect to any Person, the Chairman, Chief Financial Officer, President or Treasurer of such Person.

         "RESTORATION PAYMENTS" shall mean payments in dollars received by the Borrower for providing restoration on the FLAG System.

         "RESTORATION PLAN" shall have the meaning ascribed thereto in Section 4.1(ad), as the same may be amended, supplemented or otherwise modified from time to time.

         "RESTRICTED PAYMENT" shall mean any dividend or distribution (whether in cash, securities or other property) with respect to any shares of any class of Capital Stock of the Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of Capital Stock of the Borrower or any option, warrant or other right to acquire any such shares of Capital Stock of the Borrower.

         "REVENUE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "REVOLVING CREDIT AVAILABILITY PERIOD" shall mean, with respect to any Revolving Credit Loan, the period from and including the Closing Date to but not including the Revolving Credit Termination Date (or such earlier date on which the Revolving Credit Commitments shall terminate).

         "REVOLVING CREDIT COMMITMENT" shall mean, as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to the Borrower in an aggregate amount not to exceed, at any one time outstanding, the amount set forth opposite such Revolving Credit Lender's name on Schedule 2.1 under the heading "Revolving Credit Commitment" or, in the case of any Revolving Credit Lender that is an assignee, the amount of the assigning Revolving Credit Lender's Revolving Credit Commitment assigned to such assignee pursuant to Section 11.4, in each case as such amount may be adjusted or reduced from time to time as provided herein (including pursuant to Section 2.6(e)).

         "REVOLVING CREDIT LENDERS" shall mean, at any time of determination, Lenders having outstanding Revolving Credit Loans or unused Revolving Credit Commitments.

         "REVOLVING CREDIT LOANS" shall have the meaning ascribed thereto in
Section 2.1.

         "REVOLVING CREDIT NOTE" shall have the meaning ascribed thereto in
Section 2.7(f).

         "REVOLVING CREDIT TERMINATION DATE" shall mean January 30, 2004.

         "RIGHTS-OF-WAY" shall mean all easements, rights-of-way and other real property or similar interests and all consents required or reasonably necessary for access to the Project or for the performance of any Project Activity.

         "R&R RESERVE MAXIMUM BALANCE" shall mean $5,000,000.

         "S&J ACTUAL SAVINGS AMOUNT" shall have the meaning ascribed thereto in
Section 8.17(b).

         "S&J EXPECTED SAVINGS AMOUNT" shall have the meaning ascribed thereto in Section 8.17(b).

         "S&J SAVINGS DECLARATION DATE" shall have the meaning ascribed thereto in Section 8.17(b).

         "S&P" shall mean Standard & Poor's Ratings Services.

         "SALES AND ISSUANCES PROCEEDS ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to
Article VIII.

         "SECURED PARTIES" shall be the collective reference to the Administrative Agent, the Collateral Trustee, the Lenders and the Interest Hedging Counterparties described in clause (a) of the definition thereof.

         "SECURITY AGREEMENTS" shall be the collective reference to the Borrower Security Agreement and the Subsidiary Security Agreements.

         "SECURITY DOCUMENTS" shall be the collective reference to the Security Agreements, the Pledge Agreements and any other document pursuant to which a security interest is, or is purported to be, granted to secure the Obligations.

         "SEGMENT-X" shall mean Segment X-1 or Segment X-2, as the case may be.

         "SEGMENT X-1" shall have the meaning ascribed thereto in the C&MA.

         "SEGMENT X-2" shall have the meaning ascribed thereto in the C&MA.

         "SEGMENTS" shall be the collective reference to the Segments-S, Segments-T, Segment X- 1, Segment X-2 and any other "Segment" under the C&MA.

         "SEGMENTS-S" shall have the meaning ascribed thereto in the C&MA.

         "SEGMENTS-T" shall have the meaning ascribed thereto in the C&MA.

         "SENIOR UNSECURED NOTE DOCUMENTS" shall be the collective reference to the Senior Unsecured Notes, the Senior Unsecured Note Indenture and the Senior Unsecured Note Offering Memorandum.

         "SENIOR UNSECURED NOTE INDENTURE" shall mean the Indenture, dated the Closing Date, between the Borrower and the Senior Unsecured Note Trustee, pursuant to which the Senior Unsecured Notes are issued, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "SENIOR UNSECURED NOTE INTEREST PAYMENT DATE" shall mean the 30th day of January and July of each calendar year, commencing with July 30, 1998 (or, if any such day is not a Business Day, the immediately succeeding Business Day).

         "SENIOR UNSECURED NOTE OFFERING MEMORANDUM" shall mean the Offering Memorandum related to the issuance of the Unregistered Notes, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

         "SENIOR UNSECURED NOTE TRUSTEE" shall mean IBJ Schroder Bank & Trust Company, as trustee under the Senior Unsecured Note Indenture.

         "SENIOR UNSECURED NOTES" shall mean (a) at any time prior to the consummation of the Exchange Offer, the Unregistered Notes and (b) at any time after the consummation of the Exchange Offer, the Exchange Notes.

         "SHAREHOLDER AGREEMENT" shall mean the Agreement, dated as of April 19, 1994 by and between the Bell Atlantic Shareholder, Rathburn, Gulf, Spinconsult S.A., Hormoz Sabet, Reja Sabet, Luay Swaidi, the Borrower and Fiber Optics Association for International Research Inc., as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "SHAREHOLDERS" shall be the collective reference to the Bell Atlantic Shareholder, Marubeni Telecom, Rathburn, Gulf, AIF, KIN, GE Capital and AT&T Capital each in their capacity as a shareholder of the Borrower, together with each other shareholder of the Borrower receiving newly issued Capital Stock of the Borrower after the Closing Date (other than Persons receiving Capital Stock of the Borrower under the Stock Option Plan), and the respective permitted successors and assigns of each of the foregoing.

         "SINGLE EMPLOYER PLAN" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

         "SOFTWARE" shall have the meaning ascribed thereto in the Construction Contract.

         "SOFTWARE AGREEMENTS" shall be the collective reference to the Software Development and License Agreement, the Technology Escrow Deposit Agreement, each Software Maintenance Agreement and each other software license agreement entered into by the Borrower in order to perform any Project Activity.

         "SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT" shall mean the Amended and Restated Software Development and License Agreement, dated as of December 14, 1994, by and between the Borrower and AT&T, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or modified from time to time in accordance with the terms of this Agreement.

         "SOFTWARE MAINTENANCE AGREEMENT" shall mean the software maintenance agreement to be entered into by the Borrower in accordance with Section 5.22(c) and each other software maintenance agreement to which the Borrower is a party, as each may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "SOUTH EAST ASIA AND INDIAN OCEAN CABLE MAINTENANCE AGREEMENT" shall mean the South East Asia and Indian Ocean Cable Maintenance Agreement, dated June 1, 1986, between and among Cable and Wireless plc, Kokusai Denshin Denwa Co., Ltd., the Borrower and other Persons set forth therein or from time to time parties thereto, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "SPECIAL PAYMENT ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to Article VIII.

         "SPECIAL PAYMENTS" shall mean (a) all payments made by the Contractors after the Closing Date under the Construction Contract and all other payments made after the Closing Date by the Contractors or the Construction Contract Guarantors in respect of any breach or failure by the Contractors to perform their obligations under the Construction Contract, whether as a result of any proceeding, settlement or otherwise, and (b) all payments made under the Performance Bond.

         "SPECIFIED PARTICIPANT" shall be the collective reference to (a) the Borrower, (b) each Shareholder (other than Gulf), (c) at any time prior to the expiration of the Warranty Period, the Construction Contract Guarantors and (d) the Permitted Parent Company, if any.

         "STANDBY MAINTENANCE PAYMENTS" shall mean payments due from time to time from PTTs pursuant to Paragraph 11.1 of the C&MA or pursuant to comparable arrangements.

         "STATUTORY RESERVE RATE" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "STOCK OPTION PLAN" shall mean a stock option plan to be created by the Borrower for the benefit of certain employees of the Borrower and/or any of its Subsidiaries.

         "SUBJECT COLLATERAL" shall mean all Collateral which can be perfected by the taking of action in respect of the United States or Bermuda.

         "SUBMARINE SYSTEM" shall have the meaning ascribed thereto in the C&MA.

         "SUBSIDIARY" shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         "SUBSIDIARY GUARANTEES" shall be the collective reference to all guarantees entered into by any Subsidiary of the Borrower pursuant to Section 6.26, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "SUBSIDIARY SECURITY AGREEMENTS" shall be the collective reference to all security agreements entered into by any Subsidiary of the Borrower pursuant to Section 6.26, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "SUPPLEMENTAL DEBT RESERVE ACCOUNT" shall mean the special account designated by that name established by the Collateral Trustee pursuant to
Article VIII.

         "SUPPLEMENTAL DEBT RESERVE MAXIMUM BALANCE" shall mean, as of any date of determination, an amount equal to the difference between (a) the Gross Debt Reserve Required Amount at such time and (b) the actual cash balance in the Debt Reserve Account at such time.

         "TAX" OR "TAXES" shall mean any and all present or future fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, net income, franchise, value added, ad valorem, gross income, gross receipts, sales, use, rental, property (personal and real, tangible and intangible) and stamp taxes), levies, imposts, duties, deductions, charges, assessments or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, imposed or assessed by any Governmental Authority, together with any and all penalties, fines, additions to tax and interest thereon and including any and all liabilities, losses, expenses and costs of any kind whatsoever that are in the nature of taxes.

         "TECHNOLOGY ESCROW DEPOSIT AGREEMENT" shall mean the Amended and Restated Technology Escrow Deposit Agreement, dated as of December 14, 1994, among the Borrower, AT&T and Filesafe, Inc., as escrow agent, as amended, supplemented or otherwise modified prior to the Closing Date and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "TERM LENDERS" shall mean, at any time of determination, Lenders having outstanding Term Loans or unused Term Loan Commitments.

         "TERM LOAN COMMITMENT" shall mean, as to any Term Lender, the obligation of such Term Lender to make Term Loans to the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Term Loan Lender's name on Schedule 2.1 under the heading "Term Loan Commitment" or, in the case of a Term Loan Lender that is an assignee, the amount of the assigning Term Loan Lender's Term Loan Commitment assigned to such assignee pursuant to Section 11.4, in each case as such amount may be adjusted from time to time as provided herein.

         "TERM LOANS" shall have the meaning ascribed thereto in Section 2.1.

         "TERM NOTE" shall have the meaning ascribed thereto in Section 2.7(f).

         "TOTAL CONTRACT PRICE" shall have the meaning ascribed thereto in the Construction Contract.

         "TRANSACTION DOCUMENTS" shall be the collective reference to the Financing Documents and the Project Documents.

         "TSS" shall mean Tyco Submarine Systems Ltd. (formerly known as AT&T Submarine Systems, Inc.).

         "TYPE" when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

         "UNREGISTERED NOTES" shall mean the $430 million aggregate principal amount of 8.25% Senior Notes due 2008 of the Borrower issued pursuant to the Senior Unsecured Note Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

         "VOTING STOCK" shall mean, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote under ordinary circumstances in the election of members of the board of directors or other governing body of such Person.

         "WARRANTY PERIOD" shall mean the period from and including the Closing Date to and including the last day of the latest "Replacement Period" under the Construction

Contract.

         "WITHDRAWAL LIABILITY" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         "WORK" shall mean any and all services, functions, duties, responsibilities or other obligations to be undertaken and performed by any Contractor pursuant to the Construction Contract, including, but not limited to, all "Work" and "Services" as such terms are defined in the Construction Contract, and the provision of all labor, material and services utilized in the design, construction, installation, engineering, equipping and testing of the Project.

         SECTION 1.2. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (E.G., a "Revolving Credit Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Credit Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Credit Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Credit").

         SECTION 1.3. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, supplemented, or otherwise modified from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 1.4. ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

                                   ARTICLE II

                                 THE COMMITMENTS

         SECTION 2.1. COMMITMENTS. Subject to the terms and conditions set forth herein, (a) each Revolving Credit Lender severally agrees to make revolving credit loans (collectively, the "REVOLVING CREDIT LOANS") to the Borrower from time to time during the Revolving Credit Availability Period in an aggregate principal amount at any one time outstanding not to exceed such Revolving Credit Lender's Revolving Credit Commitment at such time and (b) each Term Lender severally agrees to make term loans (collectively, the "TERM LOANS") to the Borrower on the Closing Date in an aggregate principal amount not to exceed such Term Lender's Term Loan Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Credit Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

         SECTION 2.2. LOANS AND BORROWINGS. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

         (b) Subject to Section 2.12, each Borrowing of a Class shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender, at its option, may make any Eurodollar Loan by causing any domestic or foreign branch of such Lender to make such Loan; PROVIDED that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and shall not increase the cost to the Borrower with respect to such Loan.

         (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000, and at the time each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; PROVIDED that any Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving

Credit Commitments. Borrowings of more than one Type and Class may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.

         (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

         SECTION 2.3. REQUESTS FOR BORROWINGS. To request a Borrowing, the Borrower shall deliver a Borrowing Request to the Administrative Agent (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable. Each such Borrowing Request shall specify the following information in compliance with Section 2.2:

              (i) whether the requested Borrowing is to be a Revolving Credit Borrowing and/or a Term Loan Borrowing;

              (ii)  the aggregate amount of each requested Borrowing;

              (iii) the date of such Borrowing, which shall be a Business Day;

              (iv) whether each such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

              (v) in the case of any Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period".

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Eurodollar Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

         SECTION 2.4. FUNDING OF BORROWINGS. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the

Lenders. The Administrative Agent will make such Loans available to the Borrower by (i) with respect to Loans made on the Closing Date, promptly distributing the amounts so received, in like funds, in accordance with the instructions set forth in the related Borrowing Request, provided such instructions are consistent with the schedule of "sources and uses" delivered to the Administrative Agent prior to the Closing Date and (ii) with respect to all other Loans, promptly crediting the amounts so received, in like funds, to the Revenue Account.

         (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Revolving Credit Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

         SECTION 2.5. INTEREST ELECTIONS. (a) Each Borrowing shall be of the Type and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period, as specified in the applicable Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.5. The Borrower may elect different options with respect to different portions of the affected Borrowing of any Class, in which case each such portion shall be allocated ratably among the Lenders of such Class holding the Loans of such Class comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

         (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by delivering a Continuation/Conversion Notice to the Administrative Agent by the time that a Borrowing Request would be required under

Section 2.3 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such notice shall be irrevocable.

         (c) Each Continuation/Conversion Notice shall specify the following information in compliance with Section 2.2:

                          (i)           the Borrowing to which such
         Continuation/Conversion Notice applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                         (ii) the effective date of the election made pursuant to such Continuation/Conversion Notice, which shall be a Business Day;

                        (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                         (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Continuation/Conversion Notice requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

         (d) Promptly following receipt of a Continuation/Conversion Notice, the Administrative Agent shall advise the applicable Lenders of the details thereof and of such Lender's portion of each resulting Borrowing.

         (e) Subject to Sections 2.2 and 2.12 and the other provisions of this Section, if the Borrower fails to deliver a timely Continuation/Conversion Notice with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then the Borrower shall be deemed to have selected to continue such Borrowing as a Eurodollar Borrowing with an Interest Period of one month's duration. Notwithstanding any contrary provision hereof, if an Event of Default as described in paragraph (a) of Article VII (or any other Event of Default if the Administrative Agent so elects) has occurred and is continuing and the Administrative Agent so notifies the Borrower, then, so long as such Event of Default is continuing, if the Borrower wishes to continue any

Borrowing as, or convert any Borrowing to, a Eurodollar Borrowing, the Administrative Agent shall have the right to elect the Interest Period for such Eurodollar Borrowing, which Interest Period may be of any period of time and is not subject to the restriction that it shall have the duration of either one, two, three or six months.

         SECTION 2.6. TERMINATION AND REDUCTION OF COMMITMENTS. (a) The Term Loan Commitments shall terminate after the initial Term Loans are made on the Closing Date. Unless previously terminated, the Revolving Credit Commitments shall terminate on the Revolving Credit Termination Date.

         (b) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Credit Commitments under paragraph (c) of this Section at least five (5) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Credit Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable. Any termination or reduction of the Revolving Credit Commitments shall be permanent. Each reduction of the Revolving Credit Commitments shall be made ratably among the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments.

         (c) The Borrower may at any time terminate, or from time to time reduce, the Revolving Credit Commitments; PROVIDED that each reduction of the Revolving Credit Commitments shall be in an amount that is an integral multiple of $1,000,000; and PROVIDED, FURTHER, that the Borrower shall not be permitted to terminate or reduce the Revolving Credit Commitments unless, after giving effect to such termination or reduction of the Revolving Credit Commitments, the aggregate Revolving Credit Commitments are greater than or equal to the sum of
(x) the difference, if positive, between the Gross Debt Reserve Required Balance and the actual balance in the Debt Reserve Account and (y) the difference, if positive, between the Gross Maintenance Reserve Required Balance and the actual balance in the Maintenance Reserve Account.

         (d) Except for mandatory prepayments of the Revolving Credit Loans pursuant to Section 2.9(b), the Revolving Credit Commitments shall be automatically and permanently reduced upon and in the amount of any prepayments made thereon pursuant to Section 2.9.

         (e) Upon the occurrence and continuance of a Designated Event, the Revolving Credit Commitment of each Revolving Credit Lender shall, at any date of determination, only be available in an amount equal to the product of (i) the Revolving Credit Commitment of such Revolving Credit Lender and (ii) the percentage set forth below corresponding to the quarterly period in which such date falls:


                  QUARTERLY PERIOD ENDING ON         PERCENTAGE (%)
                  --------------------------         --------------
                  March 31, 1998                        98.3%
                  June 30, 1998                         96.7%
                  September 30, 1998                    95.0%
                  December 31, 1998                     93.4%
                  March 31, 1999                        91.2%
                  June 30, 1999                         89.1%
                  September 30, 1999                    86.9%
                  December 31, 1999                     84.8%
                  March 31, 2000                        82.0%
                  June 30, 2000                         79.3%
                  September 30, 2000                    76.6%
                  December 31, 2000                     73.9%
                  March 31, 2001                        70.5%
                  June 30, 2001                         67.1%
                  September 30, 2001                    63.8%
                  December 31, 2001                     60.4%
                  March 31, 2002                        56.2%
                  June 30, 2002                         52.1%
                  September 30, 2002                    48.0%
                  December 31, 2002                     43.9%
                  March 31, 2003                        32.9%
                  June 30, 2003                         21.9%
                  September 30, 2003                    10.9%
                  Thereafter                             0.0%


Nothing contained in this Section 2.6(e) shall limit the provisions of Section 4.2(b), 6.31 or 6.32.

         SECTION 2.7. REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Revolving Credit Lender, the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Maturity Date (together with accrued interest thereon).

         (b) The Borrower hereby unconditionally promises to pay to the Administrative Agent, for the benefit of the Term Lenders, the aggregate unpaid principal amount of the Term Loans, in quarterly installments on Principal Payment Dates, commencing on the Initial Principal Payment Date, in an amount for each such Principal Payment Date as set forth in Schedule 2.7(b) under the heading "Contractual Amortization". To the extent not previously paid, all Term Loans shall be due and payable on the Maturity Date. Each repayment of Term Loan Borrowings shall be applied to repay any outstanding ABR Term Loan Borrowings first, and then to outstanding Eurodollar Term Loan Borrowings in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Repayments of Term Loan Borrowings shall be accompanied by accrued interest thereon.

         (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (d) The Administrative Agent shall maintain the Register pursuant to
Section 11.4(c) and a subaccount therein for each Lender, in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (e) The entries made in the Register maintained pursuant to paragraph
(d) of this Section shall constitute PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Administrative Agent to maintain such accounts pursuant to Sections 2.7(c) or (d) or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

         (f) The Borrower agrees that, upon the request by the Administrative Agent on behalf of any Lender, the Borrower will execute and deliver to such Lender, as applicable, (i) a promissory note of the Borrower payable to the order of such Lender and its registered assigns evidencing the Revolving Credit Loans of such Lender and substantially in the form of Exhibit A-1 with appropriate insertions as to date and principal amount (each, a "REVOLVING CREDIT NOTE") and (ii) a promissory note of the Borrower payable to the order of such Lender and its registered assigns evidencing the Term Loans of such Lender and substantially in the form of Exhibit A-2 with appropriate insertions as to date and principal amount (each, a "TERM NOTE"). Thereafter, the Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to Section 11.4) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only as part of an assignment under this Agreement in accordance with
Section 11.4 and only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by an Assignment and Acceptance duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Note shall be returned by the Administrative Agent to the Borrower marked "canceled". No assignment of a Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.

         SECTION 2.8. OPTIONAL PREPAYMENTS OF LOANS. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (out of funds available to the Borrower under clause ninth of Section 8.10(b)) subject to prior notice in accordance with paragraph (b) of this Section and subject to the provisions of Section 2.14.

         (b) The Borrower shall notify the Administrative Agent in writing of any optional prepayment hereunder, not later than 11:00 a.m., New York City time, five Business Days before the date of prepayment. Each such notice shall be irrevocable and shall specify the date and amount of prepayment and whether the prepayment is (i) of Term Loans, Revolving Credit Loans or a combination thereof and (ii) of Eurodollar Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each Class, and shall specify how such prepayment shall be applied to the remaining installments of the Loans. Promptly following receipt of any such notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Partial optional prepayments shall be in a minimum aggregate principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof or, if less, the outstanding amount of the Loans being prepaid or the entire amount of a Borrowing for which the date of prepayment is the last day of the Interest Period of such Borrowing. Optional prepayments shall be accompanied by accrued interest thereon. Optional prepayments with respect to the Term Loans may not be reborrowed.

         (c) Optional prepayments shall be applied to the remaining installments of the Loans as specified by the Borrower in the notice of prepayment set forth in paragraph (b) above.

         SECTION 2.9. MANDATORY PREPAYMENTS. (a) The Borrower shall prepay the Term Loans with funds available in the Presale Proceeds Account in accordance with the terms of Section 8.9.

         (b) The Borrower shall prepay the Loans on each Principal Payment Date in accordance with the terms of Section 8.10(b).

         (c) The Borrower shall prepay the Loans immediately (except as provided in Section 2.9(k)) after the receipt of Net Cash Proceeds as follows:

                         (i) by an amount equal to 50% of the Net Cash Proceeds of any issuance on and after the Closing Date of Capital Stock of the Borrower or any Permitted Parent Company; PROVIDED, HOWEVER, that if a Responsible Officer of the Borrower delivers to the Administrative Agent and the Collateral Trustee a certificate on or before the date such Net Cash Proceeds are received and such certificate sets forth the portion of such Net Cash Proceeds the Borrower intends to spend on Permitted Upgrades within the next six months, together with a description of such Permitted Upgrades, then, so long as no Default, Event of Default or Designated Event shall have occurred and be continuing, the Borrower shall be permitted to retain such portion (the "SPECIFIED PORTION") in the Sales and Issuances Proceeds Account to pay for Permitted Upgrades in accordance with Section 8.21, with 50% of the remainder of such Net Cash Proceeds being immediately used to prepay the Loans; PROVIDED, FURTHER, that if the Specified Portion is not applied within six months (or such longer period not in excess of one year as the Administrative Agent may approve in writing), 50% of such unapplied amount shall also be immediately used to prepay the Loans;

                        (ii) by an amount equal to 100% of the Net Cash Proceeds of any incurrence of Indebtedness on and after the Closing Date by the Borrower in accordance with clause (g) of Section 6.1 or by any Subsidiary of the Borrower or any Permitted Parent Company; PROVIDED, HOWEVER, that, so long as no Default, Event of Default or Designated Event shall have occurred and be continuing, the Borrower shall not be required to make any such prepayment with respect to any portion of such Net Cash Proceeds which are, within three months of the receipt thereof, applied to the payment of Permitted Upgrades; and

                       (iii) by an amount equal to 100% of the Net Cash Proceeds of any sale, transfer or other disposition of any asset of the Borrower or any Subsidiary thereof (other than sales, transfers or dispositions of Capacity described in clause (a) of Section 6.4 and dispositions resulting in aggregate Net Cash Proceeds not exceeding $1,000,000 during any fiscal year of the Borrower); PROVIDED, HOWEVER, that the Borrower shall not be required to make any such prepayment if such Net Cash Proceeds are, within three months of receipt, used to replace such assets disposed of with similar assets of at least substantially the same value, utility and useful life.

         (d) If an Event of Loss shall occur, unless the affected portion of the FLAG System is being repaired in accordance with Section 5.19(b), the Borrower shall, on the third Business Day following the date on which insurance, condemnation or expropriation proceeds are received with respect to such Event of Loss, prepay the Loans in an amount equal to the insurance, condemnation and/or expropriation proceeds received.

         (e) The Borrower shall immediately prepay the Loans with the Net Cash Proceeds received in respect of any Permitted Sale Leaseback.

         (f) The proceeds of any Special Payments shall be used to prepay the Loans in accordance with Section 8.20. The Borrower shall prepay the Loans from funds available in the Capital Expenditure Account in accordance with Section 8.17(b).

         (g) The Borrower shall prepay the Loans with all remaining proceeds then being held in the Construction Account upon the payment in full of all costs in respect of the construction and installation of the Project which were set forth in the Construction Cost Certificate (other than costs set forth therein which are payable to the Contractors) in accordance with Section 8.8(b).

         (h) The Borrower shall prepay the Loans with all proceeds disbursed or otherwise released from the Contractor Escrow Account (other than disbursements made therefrom directly to the Contractors in respect of payments due under the Construction Contract in accordance with the terms of the Contractor Escrow Agreement).

         (i) Mandatory prepayments shall be accompanied by accrued interest.

         (j) Mandatory prepayments of the Loans pursuant to paragraphs (c), (d),
(e), (f), (g) and (h) above shall be applied FIRST, to the mandatory prepayment of the Term Loans and SECOND, to the mandatory prepayment of the Revolving Credit Loans (and then, unless the Revolving Credit Commitments shall have been terminated, to the cash collateralization of the Revolving Credit Commitments on terms and subject to documentation reasonably satisfactory to the Administrative Agent). Mandatory prepayments of the Term Loans shall be applied to the installments thereof in the direct order of maturity.

         (k) Upon being required to make a mandatory prepayment pursuant to this

Section, the Borrower shall have the right (i) first, to prepay the ABR Loans and any and all Eurodollar Loans having Interest Period(s) ending on the date such prepayment is required and (ii) then, with respect to Eurodollar Loans having Interest Period(s) ending on a day other than the date of such prepayment, to deposit cash in the Supplemental Debt Reserve Account sufficient to prepay in full such Eurodollar Loans (together with accrued interest thereon) at the end of the applicable Interest Period(s). Any amounts so deposited shall be held in the Supplemental Debt Reserve Account and shall be applied to the prepayment of the applicable Eurodollar Loans at the end of the current Interest Periods applicable thereto.

         SECTION 2.10. FEES. (a) The Borrower agrees to pay to the Administrative Agent, for the account of each Revolving Credit Lender, a commitment fee, which shall accrue at the rate of 0.25% per annum on the average daily unused portion of the Revolving Credit Commitment of such Revolving Credit Lender during the period from the Closing Date to but excluding the date on which the Revolving Credit Commitments terminate. Accrued commitment fees shall be payable in arrears on the 30th day of each January, April, July and October (and, with respect to the commitment fees payable in respect of any Revolving Credit Commitment being terminated or reduced, on the date of such termination or reduction) commencing on April 30, 1998 (or, if any such day is not a Business Day, on the immediately preceding Business Day). All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing the fees payable under this paragraph (a), the Revolving Credit Commitments shall be computed without taking into account any limitation on the availability of the Revolving Credit Commitments pursuant to Section 2.6(e).

         (b) The Borrower agrees to pay to the Administrative Agent, for its own account, an annual administration fee in the amounts set forth in the Fee Letter and payable on the Closing Date and each anniversary thereof prior to the Maturity Date all as set forth in the Fee Letter.

         (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent, for distribution, in the case of commitment fees, to the Revolving Credit Lenders.

         SECTION 2.11. INTEREST. (a) The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

         (b) The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

         (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of or interest on any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or
(ii) in the case of any other amount, 2% plus the highest rate applicable to the Loans as provided above.

         (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued and unpaid interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurodollar Borrowing prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (iv) all unpaid accrued interest shall be payable upon the Maturity Date.

         (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

         SECTION 2.12. ALTERNATE RATE OF INTEREST; ILLEGALITY. (a) Notwithstanding any other provision of this Agreement to the contrary, if prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                  (ii) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Continuation/Conversion Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and such Borrowing shall continue as, or be converted to, as applicable, an ABR Borrowing and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

         (b) Notwithstanding any other provision of this Agreement to the contrary, if on or after the date of this Agreement the adoption of or any change in any applicable law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, such Lender shall give telex, telecopy or telephonic notice thereof to the Administrative Agent and the Borrower as soon as practicable (and, with respect to any such telephonic notice, the party delivering the same agrees to confirm such notice in writing) and (i) the commitment of such Lender hereunder to make Eurodollar Loans and continue Eurodollar Loans as such shall forthwith be cancelled and (ii) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law.

         SECTION 2.13.  INCREASED COSTS.  (a)  If any Change in Law shall:

                         (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                        (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on the capital of such Lender or any holding company for such Lender, if any, as a consequence of this Agreement or the Loans made by such Lender, to a level below that which such Lender or the holding company for such Lender would have achieved but for such Change in Law (taking into consideration such Lender's or such Lender's holding company's policies with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such Lender's holding company, as the case may be, such additional amount or amounts as will compensate such Lender for any such reduction suffered.

         (c) If any Lender becomes entitled to claim compensation pursuant to this Section, such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or such holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower (with a copy to the Administrative Agent). The Borrower shall pay such Lender the amount shown as due within 10 days after receipt thereof.

         (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; PROVIDED that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; PROVIDED, FURTHER, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

         SECTION 2.14. BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto, (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto (including in accordance with the provisions of Section 2.12(b) or 2.17(b)) or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event may include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion or failure to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth the details of any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered by such Lender to the Borrower (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due within 10 days after receipt thereof.

         SECTION 2.15. TAXES. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

         (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

         (c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

         (d) As soon as reasonably practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the

Administrative Agent.

         (e) Any Lender that is legally entitled to an exemption from or reduction of withholding tax which is an Indemnified Tax with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or subject to withholding at a reduced rate, PROVIDED that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

         SECTION 2.16. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or under Section 2.13, 2.14 or 2.15, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. Subject to Article VIII, all such payments shall be made to the Administrative Agent at its offices at 222 Broadway, New York, New York, 10038 except that payments pursuant to Sections 2.13, 2.14, 2.15 and 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as otherwise set forth herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

         (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied, subject to the provisions of Article VIII, (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

         (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans of a particular Class and accrued interest thereon than the proportion received by any other Lender of such Class, then the Lender receiving such greater proportion shall purchase (for cash at face value) a participation in the Loans of such Class of the other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of such Class; PROVIDED that (i) if any such participation is purchased and all or any portion of the payment giving rise thereto is recovered, such participation shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower, any Shareholder or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

         (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

         (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.4(b) or 2.16(d), then the Administrative Agent may, in its discretion apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

         SECTION 2.17. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS. (a) If any Lender notifies the Borrower of its intent to apply Section 2.12(b) and/or requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would avoid the application of Section 2.12(b), eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) If any Lender notifies the Borrower of its intent to apply Section 2.12(b) and such application is not being made by the Lenders generally and/or requests compensation under Section 2.13 which is not being requested by the Lenders generally, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, so long as no Default shall have occurred and is continuing, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, then the Borrower (i) may require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (C) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to
Section 2.15, such assignment will result in a reduction in such compensation or payments or in the case of any such assignment resulting from the application of
Section 2.12(b), such assignment will be to an assignee not then subject to such Section or (ii) if the Borrower, after using best efforts (to the satisfaction of the Administrative Agent), cannot procure for such Lender an assignee and delegatee in satisfaction of clause (i) above, may prepay such Lender's Loans in full out of funds made available to the Borrower for its sole benefit in accordance with clause ninth of Section 8.10(b) or out of funds available in the Excess Cash Flow Account, whereupon such Lender's Commitment shall also terminate. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent, the Collateral Trustee and the Lenders that:

         SECTION 3.1. FINANCIAL CONDITION. (a) The financial statements of the Borrower, furnished to the Lenders pursuant to Section 4.1(t), are complete and correct in all material respects and present fairly in all material respects the financial position and results of operations and cash flow of the Borrower as of the dates thereof and for the periods then ended in conformity with GAAP applied on a consistent basis. All material liabilities, direct and contingent, of the Borrower on such dates are disclosed in such balance sheets.

         (b) The unaudited PRO FORMA balance sheet of the Borrower, as at September 30, 1997, furnished to the Lenders pursuant to Section 4.1(t), represents in all material respects the PRO FORMA financial condition of the Borrower as at such date after giving effect to the Refinancing and the initial extensions of credit under this Agreement, assuming the Refinancing occurred on September 30, 1997.

         SECTION 3.2. NO CHANGE. Since December 31, 1996, there has been no event, occurrence, development of facts or change which has had or could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.3. ORGANIZATION; EXISTENCE; BUSINESS. (a) Each of the Borrower and its Subsidiaries is a company duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business in such jurisdiction and in each other jurisdiction in which the conduct of its business or the ownership or lease of its assets requires such qualification, except in the case of any such other jurisdiction, where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

         (b) No filing, recording, publishing or other act is necessary or appropriate in connection with the existence of the Borrower or any of its Subsidiaries except those which have been duly made or performed and except where the failure to so file, record, publish or act could not reasonably be expected to have a Material Adverse Effect.

         (c) Prior to the Closing Date, the Borrower has engaged in no business other than the development, construction, installation, maintenance and operation of the Project, the marketing and disposition of Capacity and activities incidental thereto, and the Borrower has no obligations or liabilities (contingent or otherwise) other than those directly related to the conduct of such business and disclosed in the financial statements delivered pursuant to Section 4.1(t).

         SECTION 3.4. COMPLIANCE WITH LAW. Each of the Borrower and its Subsidiaries is in compliance with all Applicable Laws, including, without limitation, all Environmental Laws and all Governmental Actions except to the extent of any non-compliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         SECTION 3.5. POWER AND AUTHORIZATION; ENFORCEABLE OBLIGATIONS. (a) Each of the Borrower and its Subsidiaries has full corporate power and authority to engage in all Project Activities, to conduct its business as now conducted, to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and each other document to be executed in connection herewith, to take all action as may be necessary to complete the transactions contemplated hereunder, including to borrow the Loans and to grant the Liens and security interests provided for in the Security Documents to which it is a party.

         (b) Each of the Borrower and its Subsidiaries has taken all necessary corporate and legal action to authorize the borrowings by the Borrower hereunder on the terms and conditions set forth herein, to grant the Liens provided for in the Security Documents to which it is a party and to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and each other document to be executed in connection herewith.

         (c) Each of this Agreement and the other Financing Documents to which the Borrower is a party has been duly executed and delivered by the Borrower and constitutes, and each of the other Financing Documents to which the Borrower or any of its Subsidiaries is to become a party will, upon execution and delivery thereof by the Borrower or such Subsidiary, as the case may be, and the other parties thereto (if any), constitute, a legal, valid and binding obligation of the Borrower or such Subsidiary enforceable against the Borrower or such Subsidiary in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally, general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing.

         (d) Each of the Project Documents to which the Borrower is a party has been duly executed and delivered by the Borrower and the Borrower has no reason to believe that each of the Project Documents has not been duly executed and delivered by the other parties thereto. Each of the Project Documents constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and the Borrower has no reason to believe that each of the Project Documents does not constitute legal, valid and binding obligations of such other parties enforceable against such other parties in accordance with its terms, in each case except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors generally, general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing.

         SECTION 3.6. CORPORATE STRUCTURE. (a) Immediately prior to giving effect to the transactions contemplated hereby, the capital structure of the Borrower is as set forth in Schedule 3.6(a).

         (b) Except as set forth in Schedule 3.6(b), as of the Closing Date, the Borrower does not have any Subsidiaries and does not hold beneficially or otherwise any ownership interest in any other Person.

         SECTION 3.7. GOVERNMENTAL ACTIONS, RIGHTS-OF-WAY AND OTHER CONSENTS AND APPROVALS. (a) No Governmental Actions, Rights-of-Way or other consents or approvals are required by the Borrower, its Subsidiaries, any Contractor, any PTT or, to the best knowledge of the Borrower, any other Person in connection with (i) the Refinancing, (ii) the participation by the Borrower and its Subsidiaries in the transactions contemplated by this Agreement and the other Transaction Documents, (iii) the ownership and operation of the Project by the Borrower, the performance by the Borrower of any Project Activity or the use by the Borrower of the FLAG System as contemplated by the C&MA (including, without limitation, the sale, lease or other disposition of Capacity on any Segment of the Project) in accordance with the applicable provisions of the Transaction Documents and in compliance with all Applicable Laws, (iv) the validity and enforceability of the Transaction Documents against the Borrower and its Subsidiaries and (v) the execution, delivery and performance of the Financing Documents by the Borrower and its Subsidiaries, the borrowings by the Borrower hereunder and the grant by the Borrower and its Subsidiaries of the Liens created pursuant to the Security Documents to which the Borrower or any of its Subsidiaries is a party and the validity and enforceability thereof and the perfection of and the exercise by the Collateral Trustee of its rights and remedies thereunder, except in each case for those Governmental Actions, Rights-of-Way and consents or approvals which have been duly obtained or made, are in full force and effect and are Final and those which are not required to have been obtained or made by the date on which this representation and warranty is made or deemed made and, as of any date after the Closing Date on which representations and warranties are made or deemed made under this Agreement, except where the failure to so obtain such Governmental Actions, Rights-of-Way and consents or approvals could not reasonably be expected to have a Material Adverse Effect.

         (b) To the best of the Borrower's knowledge as of the Closing Date,
Schedule 3.7(b) sets forth all the material Governmental Actions and Rights-of-Way that are required to be obtained pursuant to any Project Document or Applicable Law in connection with the performance by the Borrower of the Project Activities (including, without limitation, the sale, lease or other disposition of Capacity on any Segment of the Project).

         SECTION 3.8. NO LEGAL BAR. (a) The execution, delivery and performance by the Borrower and its Subsidiaries of this Agreement and the other Financing Documents to which it is a party, the borrowings by the Borrower hereunder and the use of the proceeds thereof, the granting of the Liens by the Borrower and its Subsidiaries under the Security Documents and the consummation of the Refinancing and the transactions contemplated hereby and thereby, (i) will not violate or result in a breach of any Applicable Law, (ii) will not violate or result in a default under any material Contractual Obligation of the Borrower or any Subsidiary thereof and (iii) will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Borrower, its Subsidiaries or the Project, except for Permitted Liens.

         (b) The execution, delivery and performance by the Borrower and each Subsidiary thereof of the Project Documents to which it is a party (i) will not violate or result in a breach of any Applicable Law or a default under any material Contractual Obligation of the Borrower or such Subsidiary, except for any violation, breach or default that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Borrower, its Subsidiaries or the Project, except for Permitted Liens.

         SECTION 3.9. NO PROCEEDING OR LITIGATION. No litigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries or against or affecting any of the properties, rights, revenues or assets of the Borrower or any of its Subsidiaries, or the Project or this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, except for such litigation or proceedings described in Schedule 3.9 and except in the case of any litigation or proceeding occurring or arising after the Closing Date (and as to which the Borrower had no knowledge prior to the Closing Date) which, if adversely determined, could not be reasonably expected to have a Material Adverse Effect.

         SECTION 3.10. NO DEFAULT, EVENT OF DEFAULT OR EVENT OF LOSS. (a) No Default or Event of Default has occurred and is continuing. No Event of Loss has occurred and

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                                                                              66


is continuing as of the Closing Date (and, as of any date after the Closing Date on which representations and warranties are made or deemed made under this Agreement, no Event of Loss has occurred and is continuing or, if an Event of Loss has occurred and is continuing as of such date, an EOL Compliance Certificate has been delivered by the Borrower to the Administrative Agent pursuant to Section 5.19(a)).

         (b) Neither the Borrower nor any of its Subsidiaries is and, to the best of the Borrower's knowledge, no other party is, (i) in material default under or with respect to any Principal Project Document (other than any Capacity Sales Agreement and other than any Maintenance Zone Agreement so long as such default could not reasonably be expected to have an adverse effect on the Borrower's ability to maintain the FLAG System or perform its obligations under the Financing Documents and the Principal Project Documents) or (ii) in default under or with respect to any other Project Document except for any defaults under such other Project Documents which could not reasonably be expected to have a Material Adverse Effect, and no notice of default has been given to or by the Borrower or any of its Subsidiaries under any Project Document with respect to any matter which could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.11. OWNERSHIP OF PROPERTY; LIENS; COMMON STOCK. (a) As of the Closing Date (and on each date on which representations and warranties are made or deemed made under this Agreement), the Borrower and its Subsidiaries have good and valid title to (or, if applicable, valid leasehold interests or rights of use in) the Collateral, to all of their respective assets comprising a part of the Project and to all of their respective other assets free and clear of all Liens except Permitted Liens. The Rights-of-Way granted to the Borrower are free and clear of all Liens other than Permitted Liens.

         (b) The recordings, filings and other actions shown on Schedule 3.11(b) are all the recordings, filings and other actions necessary and appropriate to establish, protect and perfect the Collateral Trustee's Lien on and prior perfected security interest in the Subject Collateral. The provisions of the Security Documents (together with such recordings, filings and actions) are effective to create, in favor of the Collateral Trustee, for the benefit of the Secured Parties, a legal, valid and enforceable lien on and security interest in all of the Collateral and, from and after the Closing Date, the Collateral Trustee has a legal, valid and enforceable first lien on and prior perfected security interest in all of the Subject Collateral.

         (c) All of the Pledged Stock has been duly authorized and validly issued and is fully paid and non-assessable. There are no outstanding obligations of the Borrower to repurchase, redeem or otherwise acquire any Capital Stock (or any security convertible into or exchangeable for the same) of the Borrower from any Shareholder other than in respect of the Existing Preferred Stock.

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                                                                              67


         SECTION 3.12. TAXES. (a) Neither the Borrower, any of its Subsidiaries, the Project nor any of their respective assets or revenues (including any Capacity Payments and O&M Payments) is subject to any Tax in any jurisdiction, except for Taxes in an aggregate amount for any Operating Year not exceeding 5% of the Borrower's Consolidated EBITDA for such Operating Year.

         (b) All clearance rulings, decrees or similar items necessary to establish the exemption from the imposition of any Tax or similar charge (other than Taxes or other charges in an aggregate amount not to exceed the amount referred to in paragraph (a) of this Section) upon which the Borrower or any of its Subsidiaries is relying under the laws of Bermuda or any other jurisdiction on its income, assets, operations or revenues have been obtained, are in full force and effect and are Final.

         (c) Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all tax returns which are required to be filed by it, and has paid or caused to be paid all Taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and has paid or caused to be paid all other Taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except for Taxes subject to a Contest and except with respect to the delay in filing tax returns in respect of Thailand for fiscal 1996 and interim 1997 and a late filing of a protective return in the United States for 1996, in each case to which no taxes, penalties or fees (other than nominal penalties or fees) are associated.

         SECTION 3.13. FEDERAL REGULATIONS. Neither the Borrower nor any of its Subsidiaries is engaged nor will it engage in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulations G, U and X of the Board as now and from time to time hereafter in effect. No part of the proceeds of the Loans will be used for "purchasing" or "carrying" any "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board.

         SECTION 3.14. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to have a Material Adverse Effect, and no contribution failure has occurred with respect to any Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

         SECTION 3.15. INVESTMENT COMPANY ACT. Neither the Borrower nor any of its

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                                                                              68


Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 3.16. FULL DISCLOSURE. All factual information (taken as a whole) furnished in writing to the Collateral Trustee, the Administrative Agent or any Lender directly or indirectly by the Borrower or any of its Subsidiaries was (or is) true and accurate in all material respects on the date as of which such information was (or is) dated or certified and not incomplete by omitting to state a material fact necessary in order to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was (or is) provided. All such factual information (taken as a whole) shall not include any information by way of projections, estimates or other expressions of view as to future circumstances so long as such projections, estimates or expressions were made in good faith, based on reasonable assumptions, and fairly represent the Borrower's expectation as to the matter covered thereby as of their date.

         SECTION 3.17. PRINCIPAL PLACE OF BUSINESS, ETC. As of the Closing Date, the principal place of business and chief executive office of the Borrower is located at 12 Par-la-Ville Road, Hamilton HM 08, Bermuda.

         SECTION 3.18. INTELLECTUAL PROPERTY. (a) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted and proposed to be conducted that are material to the condition (financial or other), business, or operations of the Borrower, its Subsidiaries or the Project.

         (b) No claim has been asserted and is pending by any Person with respect to the use of any such Intellectual Property in connection with the Project or the conduct of the business of the Borrower or any of its Subsidiaries, or, to the Borrower's best knowledge, challenging or questioning the validity or effectiveness of any such Intellectual Property (except for any claim or claims arising after the Closing Date which individually or in the aggregate could not, if determined adversely to the Borrower or such Subsidiary, as applicable, reasonably be expected to have a Material Adverse Effect) and neither the Borrower nor any of its Subsidiaries knows of any valid basis for any such claim.

         (c) As of the Closing Date and to the Borrower's best knowledge, the use or contemplated use of such Intellectual Property by the Borrower and any of its Subsidiaries does not infringe on the rights of any Person and, as of any date after the Closing Date on which representations and warranties are made or deemed made under this Agreement, except for any infringement which individually, or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         SECTION 3.19. SUFFICIENCY OF PROJECT DOCUMENTS. (a) Other than such services, materials, property interests, license agreements and other rights that the Borrower reasonably believes are readily obtainable on commercially reasonable terms, the services to be performed, the materials to be supplied and the property interests, license agreement(s), and other rights granted pursuant to the Project Documents and other Contractual Obligations to which the Borrower is a party comprise all of the services, materials and property interests required to perform the Project Activities in accordance with all Applicable Laws and the Transaction Documents.

         (b) The Borrower is not, as of the Closing Date, party to or otherwise obligated in any way under any material Contractual Obligation other than those listed on Schedule 3.19(b) and such Contractual Obligations have not been amended or otherwise modified (by letter agreement or otherwise) as of the Closing Date, except as set forth on Schedule 3.19(b). Schedule 3.19(b) sets forth each Contractual Obligation of the Borrower or, to the best of the Borrower's knowledge, other Person which could have an adverse effect on the Collateral or on the availability of the remedies of the Collateral Trustee, the Administrative Agent or the Lenders under the Financing Documents.

         SECTION 3.20. ENVIRONMENTAL MATTERS. No condition or violation of Environmental Laws exists with respect to the Project, the Borrower, its Subsidiaries, any property owned or operated by the Borrower or its Subsidiaries or otherwise that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.21. COMMERCIAL INSURANCE. All commercial insurance policies required to be maintained pursuant to Section 5.9 are in full force and effect and all premiums with respect thereto have been paid in full.

         SECTION 3.22. IMMUNITY. Neither the Borrower nor any of its Subsidiaries is entitled to claim for itself, any of its assets or the Project (or any portion thereof) immunity from suit, execution, attachment or other legal process in any proceedings in any jurisdiction in connection with any of the Financing Documents to which the Borrower or any of its Subsidiaries is a party.


         SECTION 3.23. FOREIGN CORRUPT PRACTICES ACT. Neither the Borrower nor any of its Subsidiaries nor any of their respective officers, directors, employees, or authorized agents or any of their affiliates which are Controlled by the Borrower, acting on its behalf, has taken any action in connection with the Project that violates the Foreign Corrupt Practices Act of the United States, if applicable, or any similar law of any other jurisdiction, if applicable.

         SECTION 3.24. FEES AND ENFORCEMENT. Other than amounts that have been

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                                                                              70



paid in full, no fees or Taxes, including without limitation stamp, transaction, registration or similar taxes, are required to be paid for the legality, validity, or enforceability of this Agreement or any of the other Transaction Documents.

         SECTION 3.25. ENFORCEMENT; PERFORMANCE. It is not necessary solely (i) in order to execute or enforce any rights in Bermuda under this Agreement or under any other Financing Document to which the Borrower is a party or (ii) by reason of the entry into or performance of this Agreement or any other Financing Document to which the Borrower is a party, that the Collateral Trustee, the Administrative Agent or any Lender be licensed, qualified or entitled to do business in Bermuda.

         SECTION 3.26. AVAILABLE CAPACITY. Schedule 3.26 sets forth, as of the date hereof, the amount of Capacity on each Segment available for the sale, lease, transfer or other disposition.

         SECTION 3.27. OUTSTANDING CONTRACTOR OBLIGATIONS. (a) As of the Closing Date, the Total Contract Price is $1,136,332,524, of which $840,110,124 has been paid in full to the Contractors. As of the Closing Date, the Borrower does not owe any amounts to any Contractor other than in respect of amounts which have been provided for as of the Closing Date in the Contractor Escrow Account and the Construction Account.

         (b) As of the Closing Date, there are no disputes between the Borrower and the Contractors with respect to amounts owing under the Construction Contract. As of the Closing Date, there are no disputes between the Borrower and the Contractors with respect to the performance of any obligations under the Construction Contract or otherwise, except those that have been disclosed to the Independent Engineer.

                                   ARTICLE IV

                                   CONDITIONS

         SECTION 4.1. CONDITIONS PRECEDENT TO CLOSING. The obligation of each Lender to make its initial Loans on the Closing Date shall be subject to the fulfillment, or waiver in its sole discretion by such Lender, of each of the following conditions precedent:

                  (a) UNREGISTERED NOTES. Simultaneously with the making of the initial Loans on the Closing Date, the Unregistered Notes shall be issued, and the Borrower shall receive gross proceeds of not less than $430 million therefrom, substantially on the terms set forth in the Senior Unsecured Note Offering Memorandum.

                  (b) SENIOR UNSECURED NOTE DOCUMENTS. The Administrative Agent shall have received, with a copy for each Lender and the Collateral Trustee, true and complete copies of each Senior Unsecured Note Document (other than the Senior Unsecured Notes), certified as such by a Responsible Officer of the Borrower as of the Closing Date.

                  (c) FINANCING DOCUMENTS. The Administrative Agent shall have received, with a counterpart for each Lender and the Collateral Trustee, each of the following documents:

                               (i) this Agreement, duly executed and delivered by each of the parties hereto;

                               (ii) each Pledge Agreement, duly executed and delivered by the Shareholder party thereto in favor of the Collateral Trustee, for the benefit of the Secured Parties, together with (A) the stock certificates representing all of the Capital Stock of the Borrower owned by such Shareholder,
                  (B) undated stock powers for each stock certificate representing such Capital Stock, executed in blank and delivered by a duly authorized representative of such Shareholder, (C) undated transfer certificates for each stock certificate representing such Capital Stock, executed in blank and delivered by a duly authorized officer of such Shareholder and (D) a proxy of such Shareholder in the form attached to the Pledge Agreement to which such Shareholder is a party, executed and delivered by a duly authorized officer of such Shareholder;

                               (iii) the Borrower Security Agreement, duly
                  executed and delivered by the Borrower in favor of the Collateral Trustee, for the benefit of the Secured Parties; and

                               (iv) the Registrar and Transfer Agent Agreement, duly executed and delivered by the parties thereto.

                  (d) PROJECT DOCUMENTS. The Administrative Agent shall have received, with a copy for the Collateral Trustee and each Lender (unless otherwise specified below), each of the following documents:

                           (i) a true and complete copy of the Construction
                  Contract, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect (and, with respect to the copies delivered to the Collateral Trustee and the Lenders, only the Terms and Conditions of Contract are required to be delivered);

                               (ii)   a true and complete copy of the AT&T
                  Construction Contract Guaranty, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect;


                               (iii)  a true and complete copy of the KDD
                  Construction Contract Guaranty, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect;

                               (iv) a true and complete copy of the C&MA, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect (and, with respect to the copies delivered to the Collateral Trustee and the Lenders, the C&MA may exclude amendments which solely add a signatory thereto);

                               (v) for delivery to the Administrative Agent only, a true and complete copy of each then outstanding Capacity Sales Agreement executed by the Borrower, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect;

                               (vi) a true and complete copy of the Software Development and License Agreement, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect;

                               (vii) a true and complete copy of the Technology Escrow Deposit Agreement, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect;

                               (viii) for delivery to the Administrative Agent
                  only, a true and complete copy of each Maintenance Zone Agreement, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect;

                               (ix) a true and complete copy of the Program Management Agreement, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect;

                               (x) a true and complete copy of the Marketing Services

                  Agreement, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect;

                               (xi)   a true and complete copy of the
                  Shareholder Agreement, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect;

                               (xii) for delivery to the Administrative Agent only, a true and complete copy of the Equity Subscription Agreement, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect; and

                               (xiii) for delivery to the Administrative Agent
                  only, a true and complete copy of the Existing Preferred Stock Documents, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date.

                  (e) PERFORMANCE BOND. The Collateral Trustee shall have received a true and complete original counterpart of the Performance Bond (in a stated amount as of the Closing Date not less than $113,633,252), together with the amendment thereto which substitutes the Collateral Trustee as the Beneficiary thereof, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date and as being in full force and effect.

                  (f) CONSENTS. The Administrative Agent shall have received, with a copy for the Collateral Trustee and each Lender:

                               (i) the Contractor Consent, duly executed and delivered by the parties thereto;

                               (ii) the AT&T Guaranty Consent, duly executed and delivered by the parties thereto;

                               (iii) the KDD Guaranty Consent, duly executed and delivered by the parties thereto;

                               (iv) the Bell Atlantic Shareholder Consent, duly executed and delivered by the parties thereto; and

                               (v)     the BANS Consent, duly executed and
                  delivered by the parties thereto.

                  (g) EXISTING SPONSOR SUBORDINATED PLEDGE AGREEMENTS. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Liens created by the Existing Sponsor Subordinated Pledge Agreements shall have been terminated.

                  (h) REDEMPTION OF EXISTING PREFERRED STOCK. The Administrative Agent shall have received evidence reasonably satisfactory to it that, simultaneously with the making of the initial Loans on the Closing Date, the Existing Preferred Stock is being redeemed pursuant to the Redemption Letter Agreement and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as of the Closing Date that, other than the Redemption Letter Agreement, no other agreements have been entered into with the Existing Preferred Shareholders or any of their Affiliates in connection with the redemption of the Existing Preferred Stock.

                  (i) REFINANCING. The Administrative Agent shall have received evidence reasonably satisfactory to it that, simultaneously with the making of the initial Loans on the Closing Date, all Refinanced Indebtedness is being paid in full and all Liens securing such Indebtedness are being terminated.

                  (j) CONSENTS, LICENSES AND APPROVALS. The Administrative Agent shall have received evidence reasonably satisfactory to it that all governmental and third party approvals (including consents) necessary in connection with the consummation of the Refinancing and the execution, delivery and performance of the Financing Documents shall have been obtained and shall be in full force and effect and shall be Final.

                  (k) EQUITY CONTRIBUTIONS. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that, as of the Closing Date, (i) the Shareholders (other than Gulf, GE Capital and AT&T Capital) made cash equity contributions to the Borrower pursuant to the Existing Equity Contribution Agreements in an aggregate amount not less than $500,000,000 and (ii) such cash equity contributions were used in respect of Project Activities (or, to the extent any such funds were not yet expended and are, as of the Closing Date, being held by the Existing Collateral Trustee, such funds are, simultaneously with the making of the initial Term Loans hereunder, being (x) used to prepay the Refinanced Indebtedness, (y) transferred to the Contractor Escrow Account or one or more of the Accounts or (z) held by the Borrower in a bank account in accordance with Section 6.27, in each case consistent with the schedule of "sources and uses" referred to in Section 4.1(l)).

                  (l) SOURCES AND USES. The Administrative Agent shall have received, with a copy for the Collateral Trustee and each Lender, a schedule, in form and substance reasonably satisfactory to the Administrative Agent, which sets forth in reasonable detail the "sources and uses" of funds necessary to consummate the Refinancing.

                  (m) ACCOUNT BALANCES. The Administrative Agent shall have received, with a copy for the Collateral Trustee and each Lender, a certificate of a Responsible Officer of the Borrower certifying, as of the Closing Date and before giving effect to the Refinancing (i) the aggregate amount of funds and other investments then being held by the Existing Collateral Trustee and the amount of accrued interest thereon and (ii) the aggregate amount of all funds and investments held by the Borrower in any other bank account, checking account or similar account.

                  (n) TRANSFER OF FUNDS. The Administrative Agent shall have received evidence reasonably satisfactory to it that, simultaneously with the making of the initial Loans, all funds and investments of the Borrower, together with all accrued interest thereon, are being (i) used to prepay the Refinanced Indebtedness and redeem the Existing Preferred Stock, (ii) transferred to the Contractor Escrow Account or one or more of the Accounts or (iii) held in a bank account of the Borrower in accordance with Section 6.27, all in accordance with the schedule of "sources and uses" referred to in Section 4.1(l).

                  (o) LEGAL OPINIONS. The Administrative Agent shall have received, with a counterpart for the Collateral Trustee and each Lender, the following opinions of counsel, dated the Closing Date, each in form and substance reasonably satisfactory to the Administrative Agent and addressed to each of the Secured Parties:

                               (i)     the legal opinion of Morgan, Lewis &
                  Bockius LLP, New York counsel to the Borrower, substantially in the form of Exhibit N-1;

                               (ii) the legal opinion of Stuart Rubin, Esq., in-house counsel to the Borrower, substantially in the form of Exhibit N-2;

                               (iii) the legal opinion of Harney, Westwood & Riegels, British Virgin Islands counsel to Rathburn, substantially in the form of Exhibit N-3;

                               (iv) the legal opinion of Appleby, Spurling & Kempe, Bermuda counsel to Marubeni Telecom, substantially in the form of Exhibit N-4;

                               (v) the legal opinion of Edward G. Scheibler, Jr., Esq., in-house counsel to Marubeni Telecom, substantially in the form of Exhibit

                  N-5;

                               (vi)    the legal opinion of W.S. Walker &
                  Company, Cayman Islands counsel to AIF, substantially in the form of Exhibit N-6;

                               (vii) the legal opinion of Baker & McKenzie, Thai counsel to KIN, substantially in the form of Exhibit N-7;

                               (viii) the legal opinion of Paul Repp, Esq., in-house counsel to the Bell Atlantic Shareholder, substantially in the form of Exhibit N-8;

                               (ix) the legal opinion of Barbara Meserole, Esq., in-house counsel to AT&T Capital, substantially in the form of Exhibit N-9;

                               (x) the legal opinion of Harsha Murthy, Esq., in-house counsel to GE Capital, substantially in the form of Exhibit N-10;

                               (xi)    the legal opinion of Mello, Hollis,
                  Jones & Martin, Bermuda counsel to GE Capital, substantially in the form of Exhibit N-11;

                               (xii)   the legal opinion of Mello, Hollis,
                  Jones & Martin, Bermuda counsel to the Collateral Trustee, substantially in the form of Exhibit N-12; and

                               (xiii)  the legal opinion of Conyers Dill &
                  Pearman, Bermuda counsel to the Lenders, substantially in the form of Exhibit N-13.

                  (p) INDEPENDENT ENGINEER'S REPORT. The Administrative Agent shall have received, with a copy for each Lender, a report of the Independent Engineer, dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent.

                  (q) MARKET CONSULTANT'S REPORT. The Administrative Agent shall have received, with a copy for each Lender, the final report of the Market Consultant, dated October 1997, and the Administrative Agent shall have received no information from the Market Consultant which would make such report inaccurate or incomplete.

                  (r) BORROWER'S INSURANCE CONSULTANT'S REPORT. The Administrative Agent shall have received, with a copy for each Lender, a report of the

         Borrower's Insurance Consultant, dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent.

                  (s) INSURANCE. Insurance complying with the provisions of
         Section 5.9 shall be in full force and effect and the Administrative Agent shall have received (i) certificates of insurance signed in each case by the insurer or an agent authorized to bind the insurer and (ii) a certificate of the Borrower's Insurance Consultant, setting forth the types and amounts of insurance obtained by the Borrower and the risks covered thereby, and stating that such insurance is in full force and effect, complies with the requirements of Section 5.9 and that all currently due premiums therefor have been paid in full. The Borrower's Insurance Consultant shall have approved the insurance policies, applications, disclosures and other information provided to or obtained from, as the case may be, all insurers providing the insurance required pursuant to Section 5.9.

                  (t) FINANCIAL STATEMENTS. The Administrative Agent shall have received, with a copy for each Lender (i) the audited balance sheet and related financial statements of the Borrower for the fiscal year ended December 31, 1996, certified without qualification or exception as to the scope of its audit by Arthur Andersen & Co., (ii) the unaudited balance sheet and related financial statements of the Borrower for the fiscal period ended September 30, 1997, certified by a Responsible Officer of the Borrower as of the Closing Date and (iii) the unaudited PRO FORMA balance sheet of the Borrower, as at September 30, 1997, certified by a Responsible Officer of the Borrower (prepared assuming the Refinancing and the initial extensions of credit hereunder occurred on September 30, 1997).

                  (u) PROJECTIONS. The Administrative Agent shall have received, with a copy for each Lender, operating projections for the Project certified by a Responsible Officer of the Borrower as being prepared in good faith in full consideration of all information known to such officer, after due inquiry, as of the Closing Date (the "OPERATING PROJECTIONS"), setting forth (i) the projections of revenues, operating and other expenses (including all Taxes) and cash flows of the Project for each Operating Year prior to December 31, 2006 and (ii) the projected Present Value Coverage Ratios and the Cumulative Net Revenue for each quarterly period set forth therein, all in such detail and based on such assumptions as shall be reasonably satisfactory to the Administrative Agent, which Operating Projections shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  (v) TAXES. All Taxes, if any, payable or indemnifiable by the Borrower on or prior to the Closing Date in connection with the execution, delivery, performance, recording and filing of the Financing Documents and the

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         documents and instruments described in Schedule 3.11(b) or in connection with the consummation of the transactions contemplated hereby or by the other Financing Documents, shall have been paid in full.

                  (w) CERTIFICATE OF PROVISIONAL SYSTEM ACCEPTANCE; PSA 2. The Certificate of Provisional System Acceptance shall have been issued. The Administrative Agent shall have received a certificate of the Independent Engineer certifying that PSA 2 has occurred.

                  (x) OUTSTANDING CONSTRUCTION COSTS. The Administrative Agent shall have received, with a copy for the Collateral Trustee and each Lender, a certificate of a Responsible Officer of the Borrower, substantially in the form of Exhibit K (the "CONSTRUCTION COST CERTIFICATE") certifying as of the Closing Date all payments (including interest) remaining to be paid to the Contractors (under the Construction Contract or otherwise), together with all other costs which are not set forth in the initial Operating Budget and are payable by the Borrower to any other Person in respect of the construction, installation and start-up of the Project.

                  (y) PAYMENT OF PROJECT COSTS. The Administrative Agent shall have received evidence reasonably satisfactory to it that, simultaneously with the making of the initial Loans hereunder (i) the Contractor Escrow Account is being funded with an amount equal to all payments remaining to be paid to the Contractors under the Construction Contract and (ii) the Construction Account is being funded with an amount equal to all other costs remaining to be paid to any Person in respect of the construction and installation of the Project, in each case consistent with the schedule of "sources and uses" referred to in
         Section 4.1(l).

                  (z) CAPACITY COMMITMENTS. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as of the date hereof (i) the aggregate amount of Capacity Payments received to date and the aggregate amount of Capacity sold in respect thereof (on a Segment by Segment basis), (ii) the aggregate amount of Capacity Payments outstanding, the date such Capacity Payments become due and payable, each PTT obligated therefor, the amount of Capacity purchased by such PTT, the relevant Segments and correspondents and the purchase price therefor and (iii) such other information as is set forth on Schedule 1.1(c).

                  (aa) PRICING SCHEDULE. The Borrower shall have delivered to the Administrative Agent, with a copy for each Lender, the initial Pricing Schedule, certified as such as of the Closing Date by a Responsible Officer of the Borrower.

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                                                                              79


                  (bb) GOVERNMENTAL ACTIONS; RIGHTS-OF-WAY. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower that all Governmental Actions and Rights-of-Way set forth in
         Section 3.7(a) have been obtained and that each such Governmental Action and Right-of-Way is in full force and effect and is Final. A copy of each such Governmental Action and Right-of-Way (to the extent in writing and in the Borrower's possession) shall have been delivered to the Administrative Agent.

                  (cc) OPERATING BUDGET. The Administrative Agent shall have received, with a copy for each Lender, an Operating Budget for the initial Operating Year which shall be consistent with the Operating Projections and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

                  (dd) RESTORATION PLAN. The Administrative Agent shall have received a true and complete copy of a plan developed by the Borrower and approved by the Management Committee (or any subcommittee thereof) in respect of restoration for the FLAG System (the "RESTORATION PLAN"), certified as such by a Responsible Officer of the Borrower as of the Closing Date, and the Administrative Agent shall have received evidence reasonably satisfactory to it that the Restoration Plan has been implemented.

                  (ee) OPERATIONS AND MAINTENANCE PLAN. The Administrative Agent shall have received a true and complete copy of the Operations and Maintenance Plan, duly certified as such by a Responsible Officer of the Borrower as of the Closing Date.

                  (ff) CHARTER DOCUMENTS; BOARD RESOLUTIONS. The Administrative Agent shall have received, with a copy for each Lender, the following, in each case in form and substance reasonably satisfactory to the Administrative Agent:

                             (i) a copy of (A) the Memorandum of Association and Bye-laws of the Borrower, certified as of the Closing Date by the Secretary or an Assistant Secretary thereof, and (B) resolutions of the Board of Directors of the Borrower, certified as of the Closing Date by the Secretary or an Assistant Secretary thereof, authorizing the execution, delivery and performance by the Borrower of each Financing Document to which it is or is to become a party and authorizing the Borrower to enter into the transactions contemplated hereby and to make the borrowings under this Agreement and grant the Liens under the Security Documents to which it is a party, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver such documents on

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                  its behalf; and

                             (ii)    a copy of (A) the Certificate of
                  Incorporation of and By-Laws (or such other organizational and governing documents) of each Shareholder (other than Gulf), certified as of the Closing Date by the Secretary or Assistant Secretary of such Shareholder and (B) resolutions of the Board of Directors of each Shareholder (other than Gulf), certified as of the Closing Date by the Secretary or an Assistant Secretary of such Shareholder, duly authorizing the execution, delivery and performance by such Shareholder of each Financing Document to which it is or is to become a party and grant the Liens under the Security Documents to which it is a party, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver such documents on its behalf.

                  (gg) OFFICER'S CERTIFICATE. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower, dated the Closing Date, stating that (i) the representations and warranties of the Borrower contained in Article III and in each other Financing Document to which it is a party are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (ii) no event or condition has occurred and is continuing, or would result from the consummation of any transaction contemplated by the Refinancing, the other transactions contemplated hereby or any Financing Document, which constitutes a Default or Event of Default; (iii) each Project Document to which it is a party has been fully performed in accordance with its terms or, if such Project Document continues to have outstanding obligations, the Borrower has no reason to believe that such Project Document is not in full force and effect and (iv) there has been no material adverse change in the financial condition or results of operations of the Borrower since the date of the financial statements referred to in Section 4.1(t).

                  (hh) AGENT FOR SERVICE OF PROCESS. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Borrower and each Shareholder (other than Gulf, AT&T Capital and GE Capital) that does not have an office in New York, New York, has irrevocably appointed an agent in New York, New York for service of process.

                  (ii) FEES AND EXPENSES. The Administrative Agent and the Arranger shall have received the fees payable to it on the Closing Date pursuant to the Fee Letter and all other fees and expenses payable by the Borrower. Each Lender shall have received the fees which are payable to it on the Closing Date as agreed by the Administrative Agent and such Lender.

                  (jj) NO VIOLATION OF APPLICABLE LAW. The consummation of the Refinancing and the other transactions contemplated hereby and by the other Transaction Documents shall not violate any Applicable Law.

                  (kk) PERFECTION OF LIENS AND SECURITY INTERESTS. The Administrative Agent shall have received a certificate by a Responsible Officer of the Borrower certifying that, as of the Closing Date, all filings, recordings and other actions shown on Schedule 3.11(b) hereto shall have been duly made or taken and all fees, taxes and other charges relating to such filings and recordings and other actions shall have been paid in full. The Administrative Agent shall have received evidence reasonably satisfactory to it that all filings or recordings, if any, previously made in respect of the Collateral shall have been terminated pursuant to documentation reasonably satisfactory to the Administrative Agent. The Collateral Trustee shall have a perfected first lien on and prior perfected security interest in all right, title, estate and interest of the Borrower or the Shareholders (other than Gulf), as the case may be, in and to the Subject Collateral, prior and superior to all other Liens.

                  (ll) OTHER MATTERS. The Administrative Agent and the Lenders shall have each received such information, opinions, documents and copies of such other documents as any of them may reasonably request, which information, opinions and documents shall be reasonably satisfactory in form and substance to such requesting party.

         SECTION 4.2. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of each Lender to make each Loan requested to be made on any date (including, without limitation, its Loans made on the Closing Date) shall be subject to the fulfillment of, or waiver by the Majority Lenders (or, with respect to Loans made on the Closing Date, by such Lender) of, each of the following conditions precedent:

                  (a) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date, or shall occur after giving effect to the extension of credit to be made on such date.

                  (b) PRESENT VALUE COVERAGE RATIO TESTS. With respect to the making of any Revolving Credit Loan, each of the Present Value Coverage Ratios calculated as of the end of the most recent calendar quarter shall be no less than 1.5 to 1.00.

                  (c) NO CHANGE IN LAW. No change shall have occurred after the Closing Date in any Applicable Law or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof (i) which would make any Secured Party's participation in the transactions contemplated hereby illegal or (ii) which would render void, voidable or invalid or require or cause the cancellation, suspension or termination of any of the Financing Documents, or (iii) which would cause any of the transactions contemplated hereby to violate any Applicable Law, other than any change in Applicable Law provided for in Section 2.12(b).

                  (d) NO FORCE MAJEURE, CANCELLATION, SUSPENSION, TERMINATION, ETC. No event of FORCE MAJEURE or similar event or condition shall exist under any Project Document (i) which could reasonably be expected to have a Material Adverse Effect or (ii) which permits or requires any party to any of the Project Documents to cancel, suspend or terminate its performance thereunder in accordance with the terms thereof or which could reasonably be expected to excuse any such party from liability for non-performance thereunder unless such cancellation, suspension or termination or non-performance could not reasonably be expected to have a Material Adverse Effect.

                  (e) LITIGATION. No action, proceeding or investigation shall have been instituted or threatened by or before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin, limit, restrict or prevent the consummation of the Refinancing.

                  (f) REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Borrower and any of its Subsidiaries (and, if such date is the Closing Date, each Shareholder (other than Gulf)) in this Agreement or in any other Financing Document to which it shall be a party shall be true and correct in all material respects on and as of such date as if made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date).

                  (g) PERFECTION OF LIENS AND SECURITY INTERESTS. The Collateral Trustee shall have a perfected first lien on and prior perfected security interest in all right, title, estate and interest of the Borrower, any Subsidiary of the Borrower and the Shareholders (other than Gulf) in and to the Subject Collateral, prior and superior to all other Liens.

                  (h) BORROWING REQUEST. The Administrative Agent shall have received the

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                                                                              83


         applicable Borrowing Request in accordance with Section 2.3, with appropriate insertions and attachments, executed by a Responsible Officer of the Borrower.

                  (i) BORROWING CERTIFICATE. The Administrative Agent shall have received a Borrowing Certificate, dated the date of such Borrowing, with appropriate insertions and attachments, executed by a Responsible Officer of the Borrower.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         Until all the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other obligations payable hereunder and under the other Financing Documents shall have been paid in full, the Borrower covenants and agrees with the Administrative Agent, the Collateral Trustee and the Lenders that:

         SECTION 5.1. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower shall deliver to the Administrative Agent, with a copy for each Lender, the following:

                  (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related consolidated statements of income, retained earnings and change in cash flow as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing reasonably acceptable to the Administrative Agent (without qualification or exception as to the scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ending March 31, 1998), a consolidated balance sheet of the Borrower as of the end of such fiscal quarter and the related consolidated statements of income, retained earnings and change in cash flow for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Responsible Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with any delivery of the financial statements referred to in clauses (a) and (b), a certificate of a Responsible Officer of the Borrower certifying to such officer's knowledge whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto;

                  (d) concurrently with any delivery of the financial statements referred to in clause (a), a certificate of the independent public accountants who certified such financial statements, if available from such independent public accountants, stating that in making the examination necessary to the audit thereof no knowledge was obtained of any Default or Event of Default, except as specified in such certificate (which certificate may be limited to the extent permitted by accounting rules or guidelines);

                  (e) simultaneously with the delivery of any Expense Certificate in accordance with Section 8.10(a), to the Administrative Agent only, a certificate of a Responsible Officer of the Borrower setting forth all Operating Expenses, capital expenditures and income taxes paid out of the Current Account since the date of the last Expense Certificate (and, in the case of the delivery of the first Expense Certificate, since the Closing Date), with, if applicable, invoices attached thereto; and

                  (f) such other information respecting the conditions or operations, financial or otherwise, of the Borrower or any Subsidiary thereof as the Administrative Agent may from time to time reasonably request.

         SECTION 5.2. REPORTS; OTHER INFORMATION. (a) The Borrower shall deliver to the Administrative Agent within 30 days after the end of each calendar quarter (commencing with the calendar quarter ending on December 31, 1997) a report which sets forth (i) the aggregate proceeds received in respect of the sale, lease or other disposition of Capacity since the end of the previous calendar quarter, (ii) the aggregate amount of Capacity Payments owing, but not yet paid, as at the end of such calendar quarter and the date such Capacity Payments become (or became) due, (iii) a list of the PTT's who have purchased or leased Capacity and the aggregate dollar value of Capacity acquired by each such PTT during such calendar quarter, (iv) the aggregate MIUs disposed of during such calendar quarter, together with a Schedule detailing the allocation thereof among the Segments, (v) any termination of commitments for the sale, lease or other disposition of Capacity during such calendar quarter, (vi) the

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                                                                              85


aggregate amount of Capacity disposed of for non-cash consideration during such calendar quarter, and (vii) any and all rebates or other returns of cash to PTTs during such calendar quarter.

         (b) The Borrower shall deliver to the Administrative Agent, with a copy for the Collateral Trustee and each Lender, within 20 days after the end of each calendar quarter, a certificate of a Responsible Officer of the Borrower setting forth (i) reasonably detailed calculations of the Cumulative Net Revenue and the Present Value Coverage Ratios calculated as of the end of such calendar quarter in accordance with Sections 6.31 and 6.32 and (ii) if such calculations demonstrate that a Designated Event shall have occurred and be continuing, a certification thereof and the reduction, if any, to the aggregate Revolving Credit Commitments as required by Section 2.6(e).

         (c) Within three Business Days prior to each Principal Payment Date, the Borrower shall deliver to the Administrative Agent, with a copy for the Collateral Trustee, a certificate setting forth (i) the Required Balance with respect to the Debt Reserve Account and the Maintenance Reserve Account, as of such date and (ii) the Supplemental Debt Reserve Maximum Balance as of such date.

         (d) The Borrower shall deliver to the Administrative Agent each new Pricing Schedule effective upon its adoption.

         (e) The Borrower shall deliver to the Administrative Agent the information set forth on Schedule 1.1(c) on the dates set forth therein.

         SECTION 5.3. PAYMENT OF OBLIGATIONS. The Borrower shall pay, and shall cause each of its Subsidiaries to pay, at or before maturity or before they become delinquent, as the case may be, all its obligations under the Financing Documents and all its other material obligations of whatever nature, except, with respect to such other material obligations, where the amount or validity thereof is subject to a Contest.

         SECTION 5.4. EXISTENCE. The Borrower shall do or cause to be done, and shall cause each of its Subsidiaries to do or cause to be done, all things necessary to preserve, renew and keep in full force and effect its legal existence and take all reasonable action to maintain all rights, privileges and franchises material, necessary or desirable in the normal conduct of its business except where the failure to maintain such rights, privileges and franchises, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.5. COMPLIANCE WITH LAWS. The Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all Applicable Laws (including, without limitation, all Environmental Laws and Governmental Actions) applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.6. PERFORMANCE AND ENFORCEMENT OF AGREEMENTS. The Borrower shall, and shall cause each of its Subsidiaries to, observe in all material respects the covenants and agreements of the Borrower or such Subsidiary, as the case may be, contained in each Project Document and all of its other material obligations contained in each other document to which the Borrower or such Subsidiary is a party. The Borrower shall, and shall cause each of its Subsidiaries to, enforce in a diligent and commercially reasonable manner all of its rights under the C&MA and the other Project Documents, unless forbearance is commercially reasonable.

         SECTION 5.7. TAXES AND CLAIMS. (a) The Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge all Taxes lawfully imposed on it or on its income or profits or on any of its property and all other lawful claims prior to the date on which penalties attach thereto unless such Tax or claim is subject to a Contest.

         (b) The Borrower shall, and shall cause each of its Subsidiaries to, maintain and keep in full force and effect all clearance rulings, decrees or similar items necessary to continue the exemption of the Borrower or such Subsidiary from the impositions of any Tax or similar charge on which the Borrower or such Subsidiary is relying (other than, with respect to any Operating Year, Taxes and other charges in an aggregate amount not exceeding 5% of the Borrower's Consolidated EBITDA for such Operating Year).

         SECTION 5.8. NOTICES. The Borrower shall, promptly after a Responsible Officer of the Borrower has knowledge thereof, give written notice to the Administrative Agent of:

                  (a) the occurrence of any Default, Event of Default or Event of Loss;

                  (b) any payment default under any Project Document (i) in an amount in excess of $1,000,000 or (ii) in an amount in excess of $500,000 if such amount is deemed uncollectible by the Borrower or has been outstanding for greater than 60 days;

                  (c) any litigation or similar proceeding affecting the Borrower, any of its Subsidiaries or the Project (or any portion thereof) or concerning any Governmental Action relating to the Project (including any Governmental Action between any PTT and any Governmental Authority), or which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                  (d) any proceeding by or before any tax regulatory authority contesting the tax position of the Borrower or any of its Subsidiaries if the resolution of such proceeding could result in an increased liability in excess of $1,000,000;

                  (e) the occurrence of any ERISA Event that alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability in an aggregate amount in excess of $1,000,000;

                  (f) any material event constituting FORCE MAJEURE under any Principal Project Document which may have an impact on the Project;

                  (g) the cancellation or revocation of any material Governmental Action, Right-of-Way or other consents or approvals or the failure to obtain, maintain or renew and keep in full force and effect any material Governmental Actions, Right-of-Way or other consents or approvals;

                  (h) any Lien (other than Permitted Liens) against any collateral security or any portion of the Project;

                  (i) the initiation of any condemnation or expropriation or similar proceedings against any of the Collateral or the Project or any portion thereof;

                  (j) any proposed change or supplement to the configuration of the Project approved by the Borrower's Board of Directors or of any event which could lead to a change, supplement or breakage in the configuration of the Project;

                  (k) any issuance or proposed issuance of any class of Capital Stock of the Borrower, or of any sale or proposed sale of any Capital Stock of the Borrower or any proposed issuance of equity securities by any Permitted Parent Company;

                  (l) its intent to enter into any amendment to any Principal Project Document, together with a draft thereof prior to its execution as well as an executed counterpart upon execution;

                  (m) any interruption in the operation of the Project (or any portion thereof) of which the Borrower generally notifies its customers;

                  (n) the material breach by any Landing Party PTT of any of its obligations under the C&MA; and

                  (o) any other event, fact or development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

         SECTION 5.9. INSURANCE. The Borrower shall, and shall cause each of its Subsidiaries to, at all times carry and maintain or cause to be carried and maintained the insurance set forth in Schedule 5.9. All such insurance shall comply with the other provisions set forth in Schedule 5.9.

         SECTION 5.10. FISCAL YEAR. The fiscal year of the Borrower and its Subsidiaries shall be the twelve-month period ending on December 31 of each year.

         SECTION 5.11. USE OF PROCEEDS. (a) The proceeds of the Term Loans shall be used, together with the proceeds from the issuance of the Senior Unsecured Notes, solely (i) for the repayment of the Refinanced Indebtedness on the Closing Date, (ii) for the redemption of the Existing Preferred Stock on the Closing Date, (iii) to pay costs and expenses relating to the Refinancing and
(iv) to fund a portion of the funds required to be deposited into the Contractor Escrow Account and the Construction Account, all in accordance with the schedule of "sources and uses" delivered to the Administrative Agent pursuant to Section 4.1(l). The proceeds of the Revolving Credit Loans shall be used for Operating Expenses set forth in the then current Operating Budget (including debt service on the Loans and the Senior Unsecured Notes) to the extent that (A) revenues are insufficient to pay such expenses in accordance with the terms of Section 8.10(b), (B) funds in the Operating Reserve Account and the Maintenance Reserve Account are insufficient to pay such expenses in accordance with the terms of
Article VIII and (C) with respect to the payment of debt service on the Loans and the Senior Unsecured Notes, funds in the Debt Reserve Account and Supplemental Debt Reserve Account are insufficient to pay such debt service in accordance with the terms of Article VIII.

         SECTION 5.12. INTEREST RATE PROTECTION. The Borrower shall, within two months after the Closing Date, enter into one or more Interest Hedging Agreements to hedge the Borrower's interest rate exposure on 50% of the Term Loans for a period of at least three years from the Closing Date, all on terms reasonably satisfactory to the Administrative Agent.

         SECTION 5.13. OPERATING BUDGETS. At least 30 days prior to the commencement of each Operating Year (other than the initial Operating Year), and after prior review by, and the approval of the aggregate amount of the Operating Expenses set forth therein by, the Administrative Agent, the Borrower will adopt, for itself and its Subsidiaries, an Operating Budget for such Operating Year (and deliver a copy thereof to the Administrative Agent), PROVIDED in no event shall any Operating Budget provide for capital expenditures in excess of $500,000 for such Operating Year. The Borrower shall, simultaneously with the delivery of each Operating Budget (other than the initial Operating Budget), deliver to the Administrative Agent an update of the Operating Projections.

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                                                                              89


         SECTION 5.14. GOVERNMENTAL ACTIONS AND RIGHTS-OF-WAY. The Borrower shall obtain, or cause to be obtained, and maintain, or cause to be maintained, in full force and effect all material Governmental Actions, Rights-of-Way and other consents and approvals as are at the time necessary in order for the Borrower and, if applicable, its Subsidiaries, (a) to operate and maintain the Project as contemplated by the C&MA, (b) to transfer Capacity on all Segments and (c) to perform all other Project Activities, except where the failure to obtain or maintain such Governmental Actions, Rights-of-Way, consents or approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.15. COOPERATION WITH INDEPENDENT ENGINEER. The Borrower shall keep the Independent Engineer fully informed on a timely basis with respect to
(a) capital expenditures for the Project and (b) prior to the FSA Date, all material matters relating to the Project, and shall meet (and cause the Contractors to meet) the Independent Engineer at reasonable times and upon reasonable notice to discuss any of the foregoing.

         SECTION 5.16. REVENUE ACCOUNT. Subject to Sections 8.2(b), 8.2(i) and 8.2(j), the Borrower shall deposit, and shall direct others (including all of its Subsidiaries) to pay or deposit, all Project Revenues directly into the Revenue Account as required by Article VIII.

         SECTION 5.17. MAINTENANCE OF PROCESS AGENT. The Borrower shall, and shall cause each of its Subsidiaries to, maintain in New York, New York a Person acting as agent to receive on its behalf service of process.

         SECTION 5.18. SYSTEM OPERATION AND MAINTENANCE. The Borrower shall cause the Project to be operated and maintained in an efficient and business-like manner in accordance with the terms of the Project Documents.

         SECTION 5.19. EVENT OF LOSS. (a) The Borrower shall immediately notify the Administrative Agent and the Collateral Trustee in writing of the occurrence of an Event of Loss and, unless the affected portion of the Project is being repaired in accordance with Section 5.19(b), the Borrower shall deliver to the Administrative Agent, within 30 days of the occurrence of such Event of Loss, a certificate of a Responsible Officer of the Borrower (the "EOL COMPLIANCE CERTIFICATE") certifying as to the Present Value Coverage Ratios as of the last day of the immediately preceding calendar quarter (but recalculated to give effect to such Event of Loss).

         (b) If an Event of Loss shall occur and no Event of Default shall have occurred

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                                                                              90


and be continuing and (i) in the Independent Engineer's reasonable opinion it is technically feasible to restore, rebuild or replace the affected portion of the Project within six months, (ii) in the Administrative Agent's reasonable opinion (after consultation with the Consultants) there are or will be sufficient funds available to the Borrower (from Permitted Sources, proceeds of insurance and/or other sources permitted by the Majority Lenders) to (x) restore, rebuild or replace the affected portion of the Project so that the Project will be able to operate as reliably and efficiently (and with a comparable market value) as the Project operated (and was valued) prior to such event (and in any event on a basis sufficient to pay the Senior Unsecured Notes, the Loans and all other obligations owing to the Lenders) and (y) pay all cash operating and maintenance costs and all the principal of, and interest on and all fees with respect to, the Loans and to pay all other Obligations coming due prior to the time such restoration, rebuilding or replacement is completed and (z) pay all obligations to any PTT which may be coming due prior to the time such restoration, rebuilding or replacement is completed (as a result of such Event of Loss or otherwise), (iii) no party to the Principal Project Documents or any other Project Document shall have the right to terminate such Principal Project Document or other Project Document at any time during the period of restoration, rebuilding or replacement as a result of any such Event of Loss unless, with respect to any such other Project Document, such termination could not reasonably be expected to have a Material Adverse Effect, and (iv) in the Independent Engineer's reasonable opinion, it is reasonably likely that the Borrower (or other applicable Persons) will have as and when needed all rights of way and permits necessary to restore, rebuild or replace the affected portion of the Project, then the Borrower and/or, if applicable, any Landing Party PTT or such other appropriate Person permitted under the C&MA, at their sole cost and expense, shall restore, rebuild or replace the affected portion of the Project.

         SECTION 5.20. BOOKS AND RECORDS; INSPECTION RIGHTS. (a) The Borrower shall, and shall cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower shall, and shall cause each of its Subsidiaries to, permit any representative of the Lenders designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make copies from its books and records and to discuss its affairs, finances and condition with its officers and its independent accountants, all at such reasonable times and as often as reasonably requested. The Borrower agrees that the Administrative Agent, the Independent Engineer and each other advisor to the Lenders (at the Borrower's expense), may visit the Borrower's executive offices, the FNOC, any other portion of the Project (including any Segment-T or any other portion of the Project, but only to the extent of the Borrower's rights of access thereto under the C&MA or otherwise), each site where Work is being performed (but only to the extent of the Borrower's rights of access thereto) and other properties owned by the Borrower or any of its Subsidiaries at any and all reasonable times during normal business hours,

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                                                                              91


upon reasonable advance notice.

         (b) The Administrative Agent, the Independent Engineer and each other advisor to the Lenders will be given access, to the extent within the possession or control of the Borrower or any of its Subsidiaries or to the extent the Borrower or any of its Subsidiaries has rights of access, to (i) all Design Documents (including, without limitation, data relating to any proposed design changes in the Project), (ii) quality control data, (iii) invoices relating to construction progress and to services to be performed and materials to be supplied on a cost reimbursement basis, and invoices relied on by the Contractors in verifying construction progress to the extent the Borrower or any of its Subsidiaries has received the same, (iv) contracts relating to the engineering of, the procurement of services, equipment, supplies or other materials for, or the construction of, the Project and (v) all other data relating to the Project as may be requested by the Administrative Agent or the Independent Engineer.

         SECTION 5.21. FOREIGN CORRUPT PRACTICES ACT. The Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with the Foreign Corrupt Practices Act of the United States, or any similar law of any other jurisdiction, if applicable.

         SECTION 5.22. INTELLECTUAL PROPERTY COLLATERAL. (a) The Borrower shall own, or shall have licenses to use, and shall cause each of its Subsidiaries to own or have license to use, all Intellectual Property necessary for the conduct of its business as currently conducted by it and proposed to be conducted that are material to the condition (financial or other), business or operations of the Borrower and its Subsidiaries, taken as a whole, or the Project.

         (b) The Borrower shall, and shall cause each of its Subsidiaries to, take all reasonably necessary steps to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, any material item of the Intellectual Property owned by the Borrower or such Subsidiary, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference proceedings and the payment of appropriate fees, except where the failure to so maintain, obtain or pursue could not reasonably be expected to have a Material Adverse Effect.

         (c) The Borrower shall, prior to the end of the Warranty Period, enter into software maintenance agreements and software licensing agreements on terms reasonably satisfactory to the Administrative Agent and the Independent Engineer.

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                                                                              92


         SECTION 5.23. MAINTENANCE OF RESTORATION. The Borrower shall maintain restoration for the FLAG System in accordance with the Restoration Plan.

         SECTION 5.24. PSA 3; FSA DATE. (a) The Borrower shall use its best efforts to cause PSA 3 to occur on or prior to September 30, 1998. If the FLAG System shall fail to meet the requirement for achieving PSA 3 (exclusive of any requirement with respect to Software) on or prior to September 30, 1998, the Borrower shall immediately deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower certifying (x) the reasons why the FLAG System failed to meet the requirement for achieving PSA 3 (exclusive of any requirement with respect to Software) and the actions, if any, the Borrower is pursuing in respect thereof and (y) that, in the Borrower's reasonable opinion, such failure does not relate to items or failures which have, or could reasonably be expected to have, an adverse effect on the ability of the FLAG System to reliably carry traffic.

         (b) The Borrower shall use its best efforts to cause the FSA Date to occur within 150 days after the occurrence of PSA 3. If the FSA Date shall fail to occur within 150 days after the occurrence of PSA 3, the Borrower shall immediately deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower certifying (i) the reasons why the FSA Date has not occurred and the actions, if any, the Borrower is pursuing in respect thereof and (ii) that, in the Borrower's reasonable opinion, the failure to achieve Final System Acceptance does not relate to items or failures which have, or could reasonably be expected to have, an adverse effect on the ability of the FLAG System to reliably carry traffic (or, if the Borrower cannot certify as to the matters set forth in clause (ii), the Borrower shall have delivered to the Administrative Agent a detailed plan reasonably satisfactory to the Majority Lenders (upon consultation with the Independent Engineer) setting forth the reasons why the FSA Date has not occurred and the actions the Borrower is pursuing for the purpose of achieving Final System Acceptance or remediating the items or failures which prevent the occurrence of the FSA Date).

         SECTION 5.25. FURTHER ASSURANCES. The Borrower shall cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Administrative Agent or the Collateral Trustee from time to time may reasonably request in order to carry out more effectively the intent and purposes of this Agreement and the other Financing Documents, including with respect to the maintenance of perfection of all Subject Collateral.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until all the Commitments have expired or terminated and the principal of and interest on each Loan and all fees and other obligations payable hereunder and under the Financing Documents have been paid in full, the Borrower covenants and agrees with the Administrative Agent, the Collateral Trustee and the Lenders that:

         SECTION 6.1. INDEBTEDNESS. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of the Borrower incurred under the Financing Documents and in respect of the other Obligations and the guarantee of such Indebtedness by any Subsidiary of the Borrower;

                  (b) Indebtedness of the Borrower evidenced by the Senior Unsecured Notes in an aggregate principal amount not to exceed $430 million less an amount equal to any prepayments made thereon or redemptions or purchases thereof after the Closing Date and, if any Subsidiary of the Borrower has guaranteed the Obligations, the guarantee of such Indebtedness by such Subsidiary;

                  (c) Indebtedness of the Borrower described in clause (c) of the definition of "Indebtedness" with respect to amounts payable under the Construction Contract to the extent that such amounts are set forth in the Construction Cost Certificate and Dollars have been deposited in the Contractor Escrow Account;

                  (d) Capital Lease Obligations of the Borrower permitted by
         Section 6.17;

                  (e) Indebtedness of the Borrower under, or constituting net exposure under, Interest Hedging Agreements entered into in accordance with Section 5.12 or otherwise permitted by the Administrative Agent;

                  (f) Indebtedness of the Borrower under any Permitted Sale Leaseback;

                  (g) unsecured Indebtedness of the Borrower owing to any Shareholder which is payable only after the repayment of the Obligations, which is expressly subordinated to the Obligations and which contain terms (including terms with respect to subordination) that are satisfactory to the Administrative Agent (which terms shall (i) include that, upon any foreclosure with respect to the Capital Stock of the Borrower, such Indebtedness shall only be payable from the excess proceeds of such foreclosure after application of such proceeds to the Obligations, and (ii) provide for no cash interest payments, except for cash interest payments to the extent and only to the extent funds are actually made available to the Borrower in accordance with clause ninth of Section 8.10(b) and only if no Default, Event of Default or Designated Event shall have occurred and be continuing); and

                  (h) other Indebtedness of the Borrower in an aggregate principal amount not to exceed $1,000,000 at any one time.

         SECTION 6.2. LIENS. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien on the Collateral (or any part thereof), the Project (or any portion thereof) or any of its, or its Subsidiaries, other assets, other than Permitted Liens.

         SECTION 6.3. FUNDAMENTAL CHANGES. The Borrower shall not, and shall not permit any of its Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or change its form of organization or its business, or liquidate or dissolve, except that the Borrower may, with the prior written consent of the Majority Lenders, merge into or consolidate with a Subsidiary of a Permitted Parent Company.

         SECTION 6.4. SALE OF ASSETS. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, lease, convey, assign, transfer or otherwise dispose of (each, a "TRANSFER") all or any portion of its assets except (a) Transfers of Capacity (and capacity on other telecommunication systems acquired in accordance with the terms of this Agreement) in accordance with Section 6.13, (b) Transfers of assets in the ordinary course of business not required for the efficient operation of the FLAG System for fair value with a book value not exceeding $10,000,000 in the aggregate for all fiscal years for all such Transfers under this clause (b), (c) Transfers by the Borrower in connection with Permitted Sale Leasebacks, (d) Transfers of obsolete, worn out or defective equipment and other assets for fair value in cash and/or cash equivalents, (e) Transfers of title to portions of the FLAG System as required under the C&MA, (f) any Transfer of assets by a Subsidiary of the Borrower to the Borrower and (g) Transfers of title to any Landing Party PTT with respect to any portion of the Project within the territorial limits of the jurisdiction of such Landing Party PTT for the purpose of minimizing taxes payable by the Borrower or to comply with the laws of the jurisdiction of such Landing Party PTT, but only to the extent permitted by the terms of the C&MA and only if the Borrower and the other PTTs are granted an irrevocable right of use (at no charge) with respect to the portion of the Project so transferred; PROVIDED that
(A) the Net Cash Proceeds of a Transfer under clauses (b), (c), (d), (e) and (g) shall be deposited in the Sales and Issuances Proceeds Account and shall be applied to the prepayment of the Loans if required in accordance with Section
2.9 and (B) other proceeds received in respect of Transfers permitted under this Section (including under clause (a)) shall be, subject to Sections 8.2(b), 8.2(i) and 8.2(j), deposited into the Revenue Account for application in accordance with Article VIII.

         SECTION 6.5. INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) purchase, hold or acquire any Capital Stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, or become a general or limited partner in any partnership or a joint venturer in any joint venture or enter into any profit sharing or royalty agreement or similar arrangement whereby the income or profits of the Borrower or any of its Subsidiaries are, or might be, shared with any Person, except (i) Permitted Investments, (ii) the Borrower may own Capital Stock of wholly-owned Subsidiaries created in accordance with Section 6.26, (iii) the Borrower may make equity contributions in any such Subsidiary only out of funds made available to the Borrower in accordance with clause "ninth" of Section 8.10(b) or funds available in the Excess Cash Flow Account, (iv) Guarantees permitted by
Section 6.1 and Guarantees by the Borrower of obligations of its Subsidiaries to the extent such obligations constitute Operating Expenses set forth in the then current Operating Budget, (v) the Borrower may enter into reasonable joint marketing agreements or arrangements and (vi) the Borrower may, through any of its Subsidiaries, become a joint venturer in a joint venture so long as (x) such Subsidiary shall not enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of such Subsidiary to pay dividends or otherwise make distributions on its Capital Stock and (y) parties to the transaction with such Subsidiary shall have no recourse against the Borrower in respect of such transaction, or (b) enter into any management contract (other than the Program Management Agreement and the Marketing Services Agreement and other than any agreement between the Borrower and a Subsidiary thereof approved by the Administrative Agent) or similar arrangement whereby its business or operations are managed by any other Person.

         SECTION 6.6. RESTRICTED PAYMENTS; PAYMENTS WITH RESPECT TO SENIOR UNSECURED NOTES. (a) The Borrower shall not declare or make any Restricted Payment except for (i) distributions by the Borrower in respect of its Capital Stock which are payable solely in additional Capital Stock of the Borrower, but only to the extent such additional Capital Stock is common stock and, if such Capital Stock in respect of which such distribution is made is subject to a Lien in favor of the Collateral Trustee, is subject to a first priority perfected Lien in favor of the Collateral Trustee pursuant to a Pledge Agreement or such other documentation as shall be reasonably acceptable to the Administrative Agent and which is delivered to the Collateral Trustee, together with undated stock powers for each stock certificate representing such additional Capital Stock, executed in blank, (ii) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, distributions by the Borrower in respect of its Capital Stock from funds available to the Borrower in accordance with clause ninth of Section 8.10(b) or with funds available in the Excess Cash Flow Account and (iii) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may purchase or redeem shares of Capital Stock (or options or warrants in respect of such shares) of the Borrower held by present or former officers or employees of the Borrower or any of its Subsidiaries upon such person's death, disability, retirement or termination of employment or under any agreement under which such shares of Capital Stock or related rights were issued, provided that the aggregate amount of such purchases or redemptions shall not exceed $5,000,000 in the aggregate.

         (b) The Borrower shall not, except with funds available in the Excess Cash Flow Account, make any payment (other than payments of interest thereon) or prepayment on, or any redemption or purchase or otherwise provide for the defeasance of, the Senior Unsecured Notes (or any portion thereof) or any Guarantees in respect thereof.

         SECTION 6.7. LIMITATIONS ON ISSUANCE OF INTERESTS. (a) The Borrower shall not issue any additional Capital Stock of the Borrower or any other interest in the Borrower, to any Person, except for (i) additional Capital Stock which is common stock and which is subject to the perfected Lien of the Collateral Trustee pursuant to a Pledge Agreement or such other documentation as shall be reasonably acceptable to the Administrative Agent and which is delivered to the Collateral Trustee, together with undated stock powers for each stock certificate representing such additional Capital Stock, executed in blank and (ii) additional Capital Stock which is common stock (or options or warrants to purchase the same) issued by the Borrower under the Stock Option Plan to persons who are, at the time of such issuance, officers or employees of the Borrower and/or its Subsidiaries; PROVIDED that the Borrower shall not permit the Capital Stock (and the warrants and options to purchase the same) issued pursuant to this clause (ii) to represent more than 3.8% of all common stock of the Borrower on a fully diluted basis.

         (b) The Borrower shall not permit any of its Subsidiaries to issue any additional Capital Stock or any other interest in any such Subsidiary to any Person, except to the Borrower and only if such additional Capital Stock is (i) subject to the perfected Lien of the Collateral Trustee pursuant to a Pledge Agreement or such other documentation as shall be reasonably acceptable to the Administrative Agent and (ii) delivered to the Collateral Trustee, together with undated stock powers for each stock certificate representing such additional Capital Stock, executed in blank.

         SECTION 6.8. LIMITATIONS ON TRANSFER OF INTERESTS. The Borrower shall not consent to the transfer (by assignment, sale or otherwise) of any Capital Stock or any other equity interest of the Borrower, or permit the transfer (by assignment, sale or otherwise) of any Capital Stock or any other equity interest of any of its Subsidiaries, except for (a) subject to the provisions of paragraph (n) of Article VII, a transfer by the Shareholders of all the Capital Stock of the Borrower (other than 2.2% of the Class A common Capital Stock which is owned by Gulf) to a newly created corporation in exchange for Capital Stock of such newly created corporation, all in connection with a public offering of equity or debt securities by such newly created corporation; PROVIDED that (i) the Borrower shall not assume or otherwise be obligated in respect of any obligations associated with such a transaction, (ii) the terms of such a transaction shall be reasonably acceptable to the Administrative Agent and (iii) after giving effect to such transaction, the Collateral Trustee shall have a perfected first priority security interest in all Capital Stock of the Borrower (other than the Capital Stock held by Gulf and other than the Capital Stock issued under the Stock Option Plan) and (b) subject to the provisions of paragraph (n) of Article VII, any transfer of the Borrower's Capital Stock made subject to the Lien and the terms of the Pledge Agreement pursuant to which such Capital Stock is pledged (including, without limitation, the delivery by the transferee to the Collateral Trustee of an Irrevocable Proxy and Power as contemplated by such Pledge Agreement), (c) any Capital Stock issued under the Stock Option Plan (unless any such Capital Stock is required to be pledged to the Collateral Trustee in accordance with the terms of this Agreement or the other Financing Documents) and (d) Capital Stock held by Gulf.

         SECTION 6.9. PAYMENT OF CONSTRUCTION COSTS; CONSTRUCTION COST CERTIFICATE; OPERATING BUDGET. (a) The Borrower shall not, and shall not permit any of its Subsidiaries to, pay any amount (other than with respect to amounts received from Permitted Sources) in respect of the construction and installation of the FLAG System in the Original Configuration other than those costs set forth in the initial Operating Budget or in the Construction Cost Certificate. Without the prior written consent of the Majority Lenders, the Borrower shall not modify the Construction Cost Certificate to increase the aggregate amounts payable thereunder, PROVIDED that the Borrower may apply identifiable cost savings (as confirmed by the Administrative Agent) for items set forth therein to cost overruns for items set forth therein, without increasing the aggregate amounts payable thereunder.

         (b) The Borrower shall not, without the prior written consent of the Majority Lenders, amend or otherwise modify the Operating Budget for any Operating Year, PROVIDED, HOWEVER, the Borrower may (i) with the prior written consent of the Administrative Agent, amend the budgeted amount of the Operating Expenses set forth in such Operating Budget so long as, after giving effect to such amendment, the aggregate Operating Expenses set forth therein do not exceed 110% of the Operating Expenses set forth in the Operating Budget delivered in accordance with Section 4.1(ac) or 5.13 in respect of such Operating Year and
(ii) amend such Operating Budget in order to apply identified cost savings in a budget category to cost overruns in another budget category (other than the capital expenditure budget category) or to a new budget category without increasing the aggregate amounts payable under the

Operating Budget.

         SECTION 6.10. AMENDMENT OF PROJECT DOCUMENTS, SENIOR UNSECURED NOTE DOCUMENTS. (a) Without the prior written consent of the Majority Lenders, the Borrower shall not, and shall not permit any of its Subsidiaries to, agree or consent to or otherwise permit any amendment, supplement or other modification or waiver with respect to, or any consent under, any Project Document to which the Borrower or such Subsidiary is a party or with respect to which the consent of the Borrower or such Subsidiary is required, other than:

                  (i) amendments, supplements or other modifications or waivers with respect to, or consents under, any Capacity Sales Agreement in a manner not inconsistent with the provisions of Section 6.13;

                  (ii) amendments, supplements or other modifications or waivers with respect to, or consents under, the C&MA which constitute Permitted C&MA Amendments;

                  (iii) amendments, supplements or other modifications or waivers with respect to, or consents under, the Construction Contract which (A) are entered into by the Borrower in the ordinary course of business (including amendments to effectuate an alteration of the configuration of the FLAG System in accordance with Section 6.16) and are on commercially reasonable terms, (B) provide for no additional amounts to be paid by the Borrower thereunder (or, if additional amounts are required to be paid by the Borrower thereunder, such additional amounts are provided for in the then current Operating Budget or are provided for from Permitted Sources), (C) do not otherwise increase the Borrower's liability thereunder, (D) do not release any Contractor from any liability thereunder, (E) do not reduce the duration or scope of any warranty or replacement period thereunder,
         (F) do not reduce the scope or availability of any Intellectual Property thereunder or which is to be conveyed to the Borrower thereunder, (G) do not amend the requirements for PSA 3 or Final System Acceptance without the prior written consent of the Independent Engineer, and (H) could not reasonably be expected to have a Material Adverse Effect and could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the continued use, operation or maintenance of the Project;

                  (iv) amendments, supplements or other modifications or waivers with respect to, or consents under, any Project Document (other than any Principal Project Document referred to clause (i), (ii) or (iii) above and other than the Construction Contract Guarantees, the Performance Bond and the Contractor Escrow Agreement) (A) which are permitted by such Project Document without the consent of the Borrower or any Subsidiary of the Borrower party thereto or (B) which (1) are entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business and are on commercially reasonable terms, (2) provide for no additional amounts to be paid by the Borrower or any Subsidiary of the Borrower thereunder (or, if additional amounts are required to be paid by the Borrower or any Subsidiary of the Borrower thereunder, such additional amounts are provided for in the then current Operating Budget or are provided for from Permitted Sources), (3) do not release any party thereto (other than the Borrower or any Subsidiary of the Borrower) from any material liability thereunder unless such release would be commercially reasonable or unless the Borrower would otherwise be permitted to terminate such agreement pursuant to Section 6.11 and (4) could not reasonably be expected to have a Material Adverse Effect and could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the continued use, operation or maintenance of the Project; and

                  (v) (A) immaterial amendments, supplements or other modifications or immaterial waivers with respect to, or immaterial consents under, any Principal Project Document and (B) amendments, supplements or other modifications to, or consents or waivers under, any Principal Project Document which are permitted by such Principal Project Document without the consent of the Borrower.

         (b) Without the prior written consent of the Majority Lenders, the Borrower shall not agree or consent to or otherwise permit any amendment, supplement or other modification or waiver with respect to, or any consent under, any Senior Unsecured Note Document in any manner adverse to the Lenders (including, without limitation, increasing the principal amount outstanding thereunder, increasing the interest rate or any of the fees payable with respect thereto, and changing the payment dates in respect of the payment of interest or principal thereunder).

         SECTION 6.11. TERMINATION, ASSIGNMENT OF PROJECT DOCUMENTS. (a) The Borrower shall not terminate, cancel or suspend, or permit the termination, cancellation or suspension of, any Project Document other than (i) in accordance with its terms, (ii) as permitted by such Project Document without the consent of the Borrower or any Subsidiary of the Borrower, (iii) as required by applicable law or (iv) a Project Document, other than the C&MA, the Construction Contract (prior to the end of the Warranty Period) and the Construction Contract Guarantees (prior to the end of the Warranty Period), if (A) the Borrower delivers to the Administrative Agent at the time of such termination, cancellation or suspension a certificate of a Responsible Officer of the

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                                                                             100



Borrower certifying that (1) such termination, cancellation or suspension is permitted by the terms of such Project Document, (2) the Borrower reasonably believes that such Project Document (or its replacement) is no longer beneficial or useful to the Lenders and to the Borrower's business and (3) such termination, cancellation or suspension could not reasonably be expected to have a Material Adverse Effect, (B) with respect to the termination, cancellation or suspension of the Marketing Services Agreement or any Software Agreement, such agreement is simultaneously replaced with a new contract (or other arrangement) on terms and with a party (which party may be the Borrower itself) reasonably satisfactory to the Majority Lenders and (C) with respect to the termination, cancellation or suspension of the Performance Bond or any Maintenance Zone Agreement, such agreement is simultaneously replaced with a new contract (or other arrangement) on terms and with a party reasonably satisfactory to the Administrative Agent.

         (b) The Borrower shall not agree or consent to or otherwise permit the assignment of the obligations of any party to any Principal Project Document, except pursuant to the Security Documents and except as permitted without the consent of the Borrower by the terms of such Principal Project Document.

         SECTION 6.12. APPROVAL OF ADDITIONAL CONTRACTS. Without the prior written consent of the Majority Lenders, the Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any Additional Contract, other than (a) Capacity Sales Agreements entered into by the Borrower in accordance with Section 6.13, (b) contracts entered into by the Borrower in the ordinary course of business of performing Project Activities to the extent that (i) they are entered into on commercially reasonable terms, (ii) amounts payable thereunder are provided for in the then current Operating Budget or from Permitted Sources, and (iii) the execution, delivery and performance thereof could not reasonably be expected to have a Material Adverse Effect and could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the continued use, operation or maintenance of the Project, (c) contracts entered into by the Borrower in order to effectuate the provisions of Section 6.16, PROVIDED such contracts are consistent with the terms of Section 6.16 and (d) any replacement Maintenance Zone Agreement entered into with the consent of the Administrative Agent in accordance with Section 6.11(a). At the time any Additional Contract is entered into (other than Capacity Sales Agreements) the Borrower will deliver a copy thereof to the Administrative Agent. If the prior written consent of the Majority Lenders is required for any Additional Contract, upon such consent and at the request of the Administrative Agent, the Borrower shall use its best efforts to obtain and deliver to the Administrative Agent a consent to assignment with respect to such Additional Contract, in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 6.13. SALES OF CAPACITY. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, lease or otherwise dispose of Capacity or capacity on other telecommunication systems acquired in accordance with the terms of this Agreement except pursuant to agreements entered into by the Borrower on commercially reasonable terms; PROVIDED that, in any event, (i) the relevant agreement shall provide that all cash consideration payable thereunder shall be paid in Dollars to the Revenue Account (except as provided in Section 8.2(j)), (ii) if the relevant agreement shall provide for future payments it shall not prohibit the granting of a security interest in such agreement by the Borrower to the Collateral Trustee, for the benefit of the Secured Parties,
(iii) the Borrower shall deliver a copy of the relevant agreement to the Administrative Agent and (iv) the relevant agreement shall not provide for any cash rebate or otherwise provide for the return of any cash previously paid to the Borrower (or, if such agreement does provide for any such rebate or return, a portion of the Capacity Payments or other payments received in respect of such agreement in an amount equal to such contingent rebate or return, shall be deposited into the Rebate Account); PROVIDED, FURTHER, the Borrower shall not
(A) enter into any transaction to dispose of Capacity for non-cash consideration if, after giving effect to such transaction, the Capacity disposed of for non-cash consideration during the 12-month period ending on (and including) the date of such transaction (exclusive of up to $20,000,000 of Capacity disposed of for non-cash consideration in connection with the addition of Aqaba, Jordan as contemplated by Section 6.16(b)) would exceed 10% of the Capacity disposed of during the same period (exclusive of up to $20,000,000 of Capacity disposed of for non-cash consideration in connection with the addition of Aqaba, Jordan as contemplated by Section 6.16(b)) or (B) dispose of any Capacity for non-cash consideration at any time a Default or Designated Event shall have occurred and be continuing (in each case, except for transfers of Capacity for non-cash consideration in connection with customary mutual restoration agreements).

         SECTION 6.14. ACCEPTANCE OF SYSTEM. The Borrower shall not, without the prior written consent of the Independent Engineer (such consent not to be unreasonably withheld), issue the Certificate of Final System Acceptance or agree with the Contractors that PSA 3 shall have occurred.

         SECTION 6.15. CONSTRUCTION AND MAINTENANCE AGREEMENT. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) make any payments pursuant to Paragraph 11.4 of the C&MA not provided for in the then current Operating Budget, (b) permit any additional capital costs to be incurred in accordance with Paragraph 9.1 of the C&MA not provided for in the then current Operating Budget or from Permitted Sources, (c) include under the Construction Contract (or otherwise become obligated to pay for) equipment and services which are associated with the Project but which are not included in the Submarine System or Segments X-1 and X-2 as contemplated by Paragraph 7.3 of the C&MA unless such obligation is provided for in the then current Operating Budget or unless the Borrower shall have received Dollars from a PTT or shall have Permitted Sources in an amount equal to the obligation to be incurred or (d) vote its interest on the Management Committee except in the best interests of the Borrower and so long as any such decision could not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.16. CHANGES TO CONFIGURATION. (a) Except as provided in paragraph (b) below, the Borrower shall not, without the prior written consent of the Majority Lenders, add any additional Landing Country or add any additional Landing Party PTT or select, or agree to the selection of, any alternative Landing Country or Landing Party PTT or otherwise alter in any way the Original Configuration of the FLAG System, except in the case of adding an additional Landing Country or an additional Landing Party PTT if (i) no Default or Event of Default shall have occurred and be continuing, (ii) all costs related to such addition are funded with Permitted Sources, (iii) no material liabilities of or costs to the Borrower or any of its Subsidiaries shall be created which are not provided for from sources described in clause (ii) above,
(iv) such addition could not reasonably be expected to have an adverse effect (other than a temporary or minor adverse effect) on the continued use, operation or maintenance of the Project, (v) such addition is added via a Branching Unit or as an extension to the Original Configuration and (vi) such addition could not reasonably be expected to have a Material Adverse Effect.

         (b) The Borrower shall not add Saudi Arabia or Jordan as Landing Countries unless (i) all costs related to such addition are funded with Permitted Sources or are paid for with Capacity disposed of in accordance with
Section 6.13, (ii) no material liabilities of or costs to the Borrower or any of its Subsidiaries shall be created which are not provided for from sources described in clause (i) above and (iii) in connection with (A) the landing in Jeddah, Saudi Arabia, the Landing Party PTT is the Ministry of Posts, Telegraph and Telecommunications and (B) the landing in Aqaba, Jordan, the Landing Party PTT is Jordan Telecommunications PLC.

         SECTION 6.17. LEASES. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any lease except for (a) leases of personal property in the ordinary course of business (to the extent the obligations thereunder are provided for in the then current Operating Budget), (b) leases of real property in the ordinary course of business (to the extent the obligations thereunder are provided for in the then current Operating Budget), (c) Capital Lease Obligations for the lease of office equipment and automobiles in the ordinary course of business of the Borrower and (d) Permitted Sale Leasebacks by the Borrower.

         SECTION 6.18. CHANGE OF OFFICE. The Borrower shall not, and shall not permit any of its Subsidiaries to, change the location of its chief executive office or principal place of business or the office where it keeps its records concerning the Project and all contracts related thereto from that existing on the date of this Agreement, unless the Borrower or such Subsidiary, as applicable, shall have given the Administrative Agent at least 30 days' prior written notice thereof and all action necessary or advisable in the Administrative Agent's reasonable opinion to protect and perfect the Liens and security interests in the Collateral shall have been taken.

         SECTION 6.19. CHANGE OF NAME. The Borrower shall not, and shall not permit any of its Subsidiaries to, change its name unless the Borrower or such Subsidiary, as applicable, shall have given the Administrative Agent at least 30 days' prior written notice thereof and all action necessary or advisable in the Administrative Agent's reasonable opinion to protect and perfect the Liens and security interests in the Collateral shall have been taken.

         SECTION 6.20. TRANSACTIONS WITH AFFILIATES. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any agreement with any Affiliate of the Borrower except (a) pursuant to any Contractual Obligation of the Borrower in existence on the Closing Date and set forth on Schedule 3.19(b) and (b) transactions in the ordinary course of business which are on fair and reasonable terms not less favorable than the Borrower or such Subsidiary could obtain in an arm's-length transaction with a Person which is not an Affiliate.

         SECTION 6.21. SALE AND LEASEBACK. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any arrangement with any Person providing for the leasing of real or personal property which has been or is to be sold by it to such Person, other than Permitted Sale Leasebacks by the Borrower.

         SECTION 6.22. CAPITAL EXPENDITURES; OTHER PURCHASES OF ASSETS. (a) Except as permitted under Section 6.16 or as set forth in the Construction Cost Certificate, the Borrower shall not, and shall not permit any of its Subsidiaries to, make any expenditure (including, without limitation, the transfer of Capacity for non-cash consideration) in respect of the purchase of capital assets in any Operating Year, except for such expenditures which could not reasonably be expected to adversely affect the Project and (i) which do not cause the Borrower and its Subsidiaries to spend more than $500,000 in the aggregate in any Operating Year in respect of such expenditures or, to the extent such expenditure would cause the Borrower and its Subsidiaries to spend more than $500,000 in the aggregate in any Operating Year, which excess is funded solely from Permitted Sources, (ii) are paid for with Capacity to the extent the transfer of such Capacity is in accordance with Section 6.13 or (iii) are approved by the Majority Lenders in writing (after consultation with the Independent Engineer).

         (b) The Borrower shall not, and shall not permit any of its Subsidiaries to, purchase or acquire any assets or other property other than (i) any purchase of assets by the Borrower in connection with the completion of the Project, (ii) the purchase of assets reasonably required in connection with the performance of Project Activities and (iii) Permitted Investments.

         SECTION 6.23. UNRELATED ACTIVITIES; ABANDONMENT. (a) The Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than Project Activities.

         (b) The Borrower shall not abandon the diligent operation and maintenance of the Project.

         SECTION 6.24. SET-OFF. Without the prior written consent of the Administrative Agent, the Borrower shall not exercise any right of set-off with respect to amounts owing to it by the Contractors under the Construction Contract or amounts owing under the Performance Bond.

         SECTION 6.25.  Intentionally Omitted.

         SECTION 6.26. SUBSIDIARIES. The Borrower shall not, and shall not permit any of its Subsidiaries to, create or otherwise acquire any Subsidiary unless the Borrower gives the Administrative Agent notice thereof and unless:

                  (i) such Subsidiary is a newly created, wholly-owned direct Subsidiary of the Borrower;

                  (ii) such Subsidiary shall, if the Administrative Agent shall so request, execute and deliver (A) a guaranty with respect to all Obligations in form and substance reasonably satisfactory to the Administrative Agent and/or (B) a security agreement in substantially the form of the Borrower Security Agreement, with such modifications as the Collateral Trustee or the Administrative Agent may reasonably request or consent to;

                  (iii) the Borrower shall pledge to the Collateral Trustee, for the benefit of the Secured Parties, all of the outstanding shares of Capital Stock or other ownership interests of such Subsidiary pursuant to documentation reasonably satisfactory to the Administrative Agent;

                  (iv) the Administrative Agent shall have received evidence reasonably satisfactory to it that the Collateral Trustee shall have, if required by the Administrative Agent, a perfected first priority security interest in the collateral set forth in any such security agreement and/or pledge agreement;

                  (v) the creation of such Subsidiary and the performance of its applicable obligations will not create any material risk that the aggregate tax liability of the

         Borrower and its Subsidiaries for any Operating Year will exceed 5% of the Borrower's Consolidated EBITDA for such Operating Year; and

                  (vi) if the Administrative Agent requests, the Administrative Agent shall have received legal opinions in form and substance reasonably satisfactory to the Administrative Agent with respect to paragraphs (ii) through (iv) of the foregoing.

         SECTION 6.27. CONCENTRATION OF CASH. The Borrower shall not permit the aggregate balance in all bank accounts, checking accounts or similar accounts maintained by the Borrower and any of its Subsidiaries (including the value of all Permitted Investments contained therein) to exceed an amount equal to $3,000,000 (exclusive of all amounts and the value of Permitted Investments maintained in the Accounts and exclusive of any amounts distributed pursuant to
Article VIII to the Borrower or its Subsidiaries for the benefit of other Persons) except that the Borrower may establish and maintain an account (the "EXCESS CASH FLOW ACCOUNT") into which funds may be deposited in accordance with
Section 8.22(c). Amounts on deposit in any account (other than the Accounts and other than the Excess Cash Flow Account) shall be used solely to pay costs in accordance with the then current Operating Budget.

         SECTION 6.28. AMENDMENTS, ETC. OF ORGANIZATIONAL AND OTHER DOCUMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries to, amend, supplement or otherwise modify, or permit the amendment, modification or supplementation of its Bye-Laws or Memorandum of Association in a manner which is inconsistent with or violates the terms of or could reasonably be expected to prevent compliance with any of the terms of any Financing Document or Project Document or could materially adversely affect the Lenders or any Collateral.

         SECTION 6.29. IMMUNITY. The Borrower shall not, and shall not permit any of its Subsidiaries to, in any proceeding in Bermuda, the United States or elsewhere, in connection with any Financing Document, claim for itself, any of its assets or the FLAG System, immunity from suit, execution, attachment or other legal process.

         SECTION 6.30. RESTRICTIVE AGREEMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of the Borrower or such Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, PROVIDED that the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement.

         SECTION 6.31. MINIMUM CUMULATIVE NET REVENUE. The Borrower shall not permit the Cumulative Net Revenue for the period from December 31, 1997 through and including the last day of the calendar month preceding each Principal Payment Date set forth below, to be less than the amount set forth below opposite such Principal Payment Date:

           Principal Payment Date                      Minimum Cumulative Net Revenue
           ----------------------                      ------------------------------
               April 30, 1998                                    $37,500,000
                July 30, 1998                                     61,500,000
              October 30, 1998                                    75,900,000
              January 30, 1999                                   114,100,000
               April 30, 1999                                    139,700,000
                July 30, 1999                                    154,600,000
              October 30, 1999                                   160,100,000
              January 30, 2000                                   198,600,000
               April 30, 2000                                    228,800,000
                July 30, 2000                                    244,900,000
              October 30, 2000                                   253,300,000
              January 30, 2001                                   299,100,000
               April 30, 2001                                    331,500,000
                July 30, 2001                                    349,600,000
              October 30, 2001                                   360,000,000
              January 30, 2002                                   413,500,000
               April 30, 2002                                    455,900,000
                July 30, 2002                                    484,300,000
              October 30, 2002                                   504,600,000
              January 30, 2003                                   575,800,000
               April 30, 2003                                    629,900,000
                July 30, 2003                                    664,300,000
              October 30, 2003                                   690,700,000
              January 30, 2004                                   778,000,000
               April 30, 2004                                    848,400,000
                July 30, 2004                                    897,100,000
              October 30, 2004                                   944,700,000
              January 30, 2005                                  1,058,400,000


Notwithstanding anything to the contrary contained in this Agreement, the failure to comply with this Section at any time shall not constitute an Event of Default, but shall result in (a) a limitation on the availability of the Revolving Credit Commitments pursuant to Section 2.6(e) and (b) until such time as the Borrower shall have delivered a certificate to the Administrative Agent in accordance with Section 5.2(b) demonstrating the Borrower's compliance with this Section and Section 6.32, Excess

Cash Flow being applied 100% to the Administrative Agent for the account of the Lenders in accordance with Section 8.10(b).

         SECTION 6.32. MINIMUM PRESENT VALUE COVERAGE RATIO. The Borrower shall not permit, as of the end of any calendar quarter, either Present Value Coverage Ratio to be less than 1.75 to 1.00. Notwithstanding anything to the contrary contained in this Agreement, the failure to comply with this Section at any time shall not constitute an Event of Default, but shall result in (a) a limitation on the availability of the Revolving Credit Commitments pursuant to Section 2.6(e) and (b) until such time as the Borrower shall have delivered a certificate to the Administrative Agent in accordance with Section 5.2(b) demonstrating the Borrower's compliance with this Section and Section 6.31, Excess Cash Flow being applied 100% to the Administrative Agent for the account of the Lenders in accordance with Section 8.10(b).

                                   ARTICLE VII

                                EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or an order, rule or regulation of any administrative or governmental body):

                  (a) the Borrower shall fail to pay any principal of any Loan when due; or the Borrower or any Subsidiary of the Borrower shall fail to pay any interest on any Loan or fee or other amount payable hereunder or under any other Financing Document within 5 days after any such other amount becomes due in accordance with the terms hereof or thereof; or

                  (b) the Borrower shall fail to perform or observe any of its covenants set forth in Article VI hereof (other than Sections 6.31 and 6.32); or the Borrower shall fail to perform or observe any of its covenants set forth in subsections 4.1(a), 4.1(f), 4.1(h), 5.2 and 5.3(a) of the Borrower Security Agreement; or any Shareholder shall fail to perform or observe any of its covenants set forth in the second sentence of Section 4.1, Section 4.2, the first sentence of Section 4.3(a), Section 4.3(b), the second sentence of Section 4.4 or Section 4.5, 4.7 or 4.8 of the Pledge Agreement to which it is a party; or the Borrower shall fail to maintain in effect any of the insurance required to be maintained in accordance with Section 5.9; or

                  (c) the Borrower, any Subsidiary of the Borrower or any Shareholder shall fail to perform or observe any of its covenants set forth in this Agreement or in any other Financing Document to which it is a party (other than those referred to in paragraphs (a) and (b) above and those set forth in Sections 6.31 and 6.32) and such failure shall continue unremedied or unwaived for a period of 30 days after receiving written notice thereof; or

                  (d) any representation or warranty made or deemed made by the Borrower, any Subsidiary of the Borrower or any Shareholder in this Agreement or in any other Financing Document or in any certificate, financial statement or other document delivered by such Person pursuant hereto or thereto, shall prove to have been false or misleading in any material respect when such representation or warranty was made or deemed made; or

                  (e) (i) Any Specified Participant shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Specified Participant shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Specified Participant any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Specified Participant any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Specified Participant shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Specified Participant shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; PROVIDED, HOWEVER, the commencement of any proceeding or other action or event of a nature referred to in clauses (i) through (v) above with respect to any Shareholder (other than the Bell Atlantic Shareholder and Marubeni Telecom) shall not constitute an Event of Default under this paragraph unless such proceeding, other action or event could reasonably be expected to have a

         Material Adverse Effect; or

                  (f) one or more judgments or decrees shall be entered (i) against the Borrower or any Subsidiary of the Borrower involving in the aggregate a liability (not fully covered by insurance) of $5,000,000 or more (or the equivalent thereof in other currencies), and all such judgments or decrees shall not have been paid, vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof or (ii) in the form of an injunction or similar form of relief requiring suspension or abandonment of the operation of the Project and the failure of the Borrower to have such injunction or similar form of relief stayed or discharged within 60 days; or

                  (g) (i) any Financing Document shall cease, for any reason, to be in full force and effect or the Borrower or any Shareholder (other than Gulf) or other party thereto (other than a Lender) shall so assert in writing or (ii) the Lien created by any Security Document shall cease to be enforceable and of the same effect and priority purported to be created thereby or (iii) any of the Capital Stock of the Borrower, other than any Capital Stock held by Gulf on the Closing Date and other than Capital Stock issued under the Stock Option Plan, shall not be subject to a Pledge Agreement in favor of the Collateral Trustee; or

                  (h) prior to the end of the Warranty Period, either Construction Contract Guarantee shall cease, for any reason, to be in full force and effect, or AT&T or KDD, as the case may be, shall so assert in writing; or

                  (i) at any time prior to the last day of the Warranty Period (or such shorter period not ending before February 6, 2001 as the Borrower may agree with the Contractors), the invalidity, termination, dishonor or revocation of the Performance Bond (except termination as a result of a final drawing thereunder); or the failure at any time of the Performance Bond to be in a stated amount equal to (i) at any time prior to the FSA Date (or such shorter period not ending before February 6, 2001 as the Borrower may agree with the Contractors), at least 10% of then Total Contract Price, or (ii) at any time on or after the FSA Date until the last day of the Warranty Period (or such shorter period not ending before February 6, 2001 as the Borrower may agree with the Contractors), at least 5% of the Total Contract Price; or

                  (j) any Project Document shall, prior to its stated termination date, at any time and for any reason cease to be valid and binding and in full force and effect, or any material provision of any Project Document shall be declared to be null and void or unenforceable by a court or arbitrator, or the validity or enforceability of any provision of any Project Document is contested through appropriate proceedings by any party thereto or by any Governmental Authority seeking to establish the invalidity or unenforceability thereof which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; PROVIDED that such occurrence shall not constitute an Event of Default under this paragraph if it relates to (i) a Capacity Sales Agreement or (ii) any other Principal Project Document (other than the C&MA and, prior to the end of the Warranty Period, the Construction Contract and the Construction Contract Guarantees) if the Borrower shall obtain a replacement agreement or arrangement reasonably satisfactory in form and substance to the Majority Lenders (or, with respect to the Performance Bond and any Maintenance Zone Agreement, to the Administrative Agent) with a Person satisfactory to the Majority Lenders (or, with respect to the Performance Bond and any Maintenance Zone Agreement, to the Administrative Agent) within 120 days after such invalidity, contest, denial or declaration shall have occurred or (iii) any Project Document other than a Principal Project Document if such event could not reasonably be expected to have a Material Adverse Effect; or

                  (k) any party to any Project Document shall be in material default thereunder and such default shall continue unremedied for 30 consecutive days; PROVIDED that such occurrence shall not constitute an Event of Default under this paragraph if it relates to (i) a Capacity Sales Agreement, (ii) the Construction Contract, if the Construction Contract Guarantees remain in full force and effect and the Construction Contract Guarantors are actually performing their obligations thereunder in a timely fashion, (iii) the C&MA, if the defaulting party can be replaced and is replaced within 120 days with a Person satisfactory to the Majority Lenders, or if it is not feasible to replace such party, if the default by such party could not reasonably be expected to have a Material Adverse Effect, (iv) any Maintenance Zone Agreement so long as such default could not reasonably be expected to have an adverse effect on the Borrower's ability to maintain the FLAG System or perform its obligations under the Financing Documents and the Principal Project Documents or (v) any other Principal Project Document (other than those referred to in clauses (i) through (iv) above and other than the Construction Contract Guarantees) if the Borrower shall obtain a replacement agreement or arrangement reasonably satisfactory in form and substance to the Majority Lenders (or, with respect to the Performance Bond, to the Administrative Agent) with a Person satisfactory to the Majority Lenders (or, with respect to the Performance Bond, to the Administrative Agent) within 120 days after such event shall have occurred or (vi) any Project Document other than a Principal Project Document if such event could not reasonably be expected to have a Material Adverse Effect; or

                  (l) any Governmental Action, Right-of-Way, consent or other approval which shall at the time be necessary for the performance of any Project Activity in the manner contemplated under the Financing Documents and the Project Documents shall be revoked, terminated, withdrawn, modified, suspended or withheld or shall cease to be in full force or effect, or any proceeding shall be commenced by or before any Governmental Authority for the purpose of so revoking, terminating, withdrawing, modifying, suspending or withholding any such Governmental Action, Right-of-Way, consent or other approval and such proceeding is not dismissed within 60 days of the commencement thereof, and in either case such revocation, termination, withdrawal, modification, suspension, withholding or cessation or such proceeding has or could reasonably be expected to have a Material Adverse Effect; or

                  (m) operation of the Project shall be suspended for a period of longer than 3 months or the Borrower shall abandon the operation of the Project; or

                  (n)  a Change in Control shall occur; or

                  (o) any Event of Loss shall occur and (A) unless the affected portion of the Project is being repaired in accordance with Section 5.19(b), the Borrower shall have failed to deliver to the Administrative Agent an EOL Certificate in accordance with the terms of
         Section 5.19(a) (or either Present Value Coverage Ratio set forth in the EOL Certificate so delivered to the Administrative Agent shall be less than 1.50 to 1.00) or (B) if the affected portion of the Project is being repaired in accordance with Section 5.19(b), the Borrower shall have failed to comply with the provisions of such Section within the time period specified therein; or

                  (p) an ERISA Event shall have occurred that, in the opinion of the Majority Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect; or

                  (q) the Borrower or any Permitted Parent Company shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of the Senior Unsecured Notes or in respect of any other Material Indebtedness, when and as the same shall become due and payable; or

                  (r) any event or condition occurs that results in the Senior Unsecured Notes or any other Material Indebtedness of the Borrower or any Permitted Parent Company becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of the Senior Unsecured Notes or any other Material Indebtedness or any trustee or agent on its or their behalf to cause the Senior Unsecured Notes

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         or any other Material Indebtedness to become due, or requires the prepayment, repurchase (or gives a holder or the holders of any of the Senior Unsecured Notes the right to require the Borrower to purchase all or any part of the Senior Unsecured Notes except with funds available in the Excess Cash Flow Account), redemption or defeasance thereof, prior to its scheduled maturity; or

                  (s) the invalidity, termination or revocation of the Bye-Laws of the Borrower which (i) could be expected to impair the value of the Collateral in any manner, (ii) is inconsistent with or violates the terms of or could prevent compliance with any of the terms of any Transaction Document or (iii) could adversely affect the Lenders in any material way;

then, and in every such event (other than an event with respect to the Borrower described in clause (e) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Majority Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (e) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII

                                    ACCOUNTS

         SECTION 8.1. CREATION OF ACCOUNTS. (a) The Collateral Trustee hereby establishes the following 16 special, segregated and irrevocable cash collateral accounts in the name of the Collateral Trustee and for the benefit of the Secured Parties, which accounts shall be maintained by the Collateral Trustee at all times until

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the termination of this Agreement and the payment in full of all Obligations:

                         (1)    Construction Account;
                         (2)    Presale Proceeds Account;
                         (3)    Revenue Account;
                         (4)    Debt Reserve Account;
                         (5)    Supplemental Debt Reserve Account;
                         (6)    Operating Reserve Account;
                         (7)    Current Account;
                         (8)    Maintenance Reserve Account;
                         (9)    Repair and Restoration Reserve Account;
                         (10)   Capital Expenditure Account;
                         (11)   Rebate Account;
                         (12)   Insurance Proceeds Account;
                         (13)   Special Payment Account;
                         (14)   Sales and Issuances Proceeds Account;
                         (15)   Excess Revenue Account; and
                         (16)   Permitted Sources Account.

         (b) All moneys, investments and securities at any time on deposit in any of the Accounts shall be under the sole dominion and control of the Collateral Trustee and shall constitute collateral in accordance with the terms of the Security Documents to be held in the custody of the Collateral Trustee for the purposes and on the terms set forth in the Security Documents and this
Article VIII.

         SECTION 8.2.  REQUIRED DEPOSITS INTO THE ACCOUNTS.

         (a) CONSTRUCTION ACCOUNT. On the Closing Date, the Borrower shall deposit into the Construction Account an amount equal to the construction costs set forth in the Construction Cost Certificate which are payable to Persons other than the Contractors.

         (b) PRESALE PROCEEDS ACCOUNT. The Borrower shall deposit into the Presale Proceeds Account all Presale Proceeds.

         (c) REVENUE ACCOUNT. Subject to Sections 8.2(b), 8.2(i) and 8.2(j), the Borrower shall deposit into the Revenue Account all Project Revenues of the Borrower and its Subsidiaries.

         (d) DEBT RESERVE ACCOUNT. The Collateral Trustee shall deposit amounts into the Debt Reserve Account from amounts on deposit in the Revenue Account as specified in Section 8.10(b).

         (e) SUPPLEMENTAL DEBT RESERVE ACCOUNT. The Collateral Trustee shall deposit

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amounts into the Supplemental Debt Reserve Account from amounts on deposit in the Revenue Account as specified in Section 8.10(b).

         (f) OPERATING RESERVE ACCOUNT. On the Closing Date, the Borrower shall deposit into the Operating Reserve Account the amount set forth in the schedule of "sources and uses" referred to in Section 4.1(l) to be deposited into the Operating Reserve Account, PROVIDED such amount shall in no event exceed the Operating Reserve Maximum Balance. The Collateral Trustee shall deposit amounts into the Operating Reserve Account from amounts on deposit in the Presale Proceeds Account as specified in Section 8.9 and from amounts on deposit in the Revenue Account as specified in Section 8.10(b).

         (g) CURRENT ACCOUNT. The Collateral Trustee shall deposit amounts into the Current Account from amounts on deposit in the Revenue Account as specified in Section 8.10(a).

         (h) MAINTENANCE RESERVE ACCOUNT. The Collateral Trustee shall deposit amounts into the Maintenance Reserve Account from amounts on deposit in the Revenue Account as specified in Section 8.10(b).

         (i) REPAIR AND RESTORATION RESERVE ACCOUNT. On the Closing Date, the Borrower shall deposit into the Repair and Restoration Reserve Account the amount set forth in the schedule of "sources and uses" referred to in Section 4.1(l) to be deposited into the Repair and Restoration Reserve Account, PROVIDED such amount shall in no event exceed the R&R Reserve Maximum Balance. The Borrower shall deposit into the Repair and Restoration Reserve Account all Repair Maintenance Payments and Restoration Payments received by the Borrower.

         (j) CAPITAL EXPENDITURE ACCOUNT. On the Closing Date, the Borrower shall deposit into the Capital Expenditure Account the amount set forth in the schedule of "sources and uses" referred to in Section 4.1(l) to be deposited into the Capital Expenditure Account, PROVIDED such amount shall in no event exceed the Capital Expenditure Maximum Balance. In addition, the Borrower shall cause to be deposited directly into the Capital Expenditure Account any proceeds received from Jordan Telecommunications PLC in respect of progress payments to be made by Jordan Telecommunications PLC for the development of the landing in Aqaba, Jordan, PROVIDED in no event shall more than $20,000,000 be deposited into the Capital Expenditure Account pursuant to this sentence. The Collateral Trustee shall deposit amounts into the Capital Expenditure Account from amounts on deposit in the Presale Proceeds Account as specified in Section 8.9 and from amounts on deposit in the

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Revenue Account as specified in Section 8.10(a)(iii).

         (k) REBATE ACCOUNT. The Collateral Trustee shall deposit amounts into the Rebate Account from amounts on deposit in the Revenue Account as specified in Section 8.10(a)(i).

         (l) INSURANCE PROCEEDS ACCOUNT. The Borrower, its Subsidiaries and the Collateral Trustee shall deposit into the Insurance Proceeds Account all Casualty Proceeds.

         (m) SPECIAL PAYMENT ACCOUNT. The Borrower, its Subsidiaries and the Collateral Trustee shall deposit into the Special Payment Account all Special Payments.

         (n) SALES AND ISSUANCES PROCEEDS ACCOUNT. The Borrower and its Subsidiaries shall deposit into the Sales and Issuances Proceeds Account all Net Cash Proceeds received.

         (o) EXCESS REVENUE ACCOUNT. The Borrower and its Subsidiaries shall deposit amounts into the Excess Revenue Account from amounts on deposit in the Revenue Account or the Sales and Issuances Proceeds Account as specified in
Section 8.10(b) or Section 8.21(a), as applicable.

         (p) PERMITTED SOURCES ACCOUNT. The Borrower shall deposit amounts into the Permitted Sources Account with funds contemplated by clauses (d) and (e) of the definition of "Permitted Sources" to the extent necessary to cause such funds to constitute a "Permitted Source."

         SECTION 8.3. DEPOSITS HELD AS CASH COLLATERAL. (a) The Collateral Trustee agrees to accept all revenues, cash, payments, insurance and casualty proceeds, other amounts and Permitted Investments to be delivered to or held by the Collateral Trustee pursuant to the terms of this Agreement or the Security Documents. The Collateral Trustee shall hold and safeguard the Accounts (and the revenues, cash, payments, insurance and casualty proceeds, instruments, securities and other amounts on deposit therein) during the term of this Agreement and shall treat the revenues, cash, payments, insurance and casualty proceeds, instruments, securities and other amounts in the Accounts as funds, instruments, securities and other properties pledged by the Borrower to the Collateral Trustee as collateral securing the Obligations in accordance with the provisions of this Agreement and the Security Documents.

         (b) All moneys, cash equivalents, instruments, investments and securities at any

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time on deposit in the Accounts shall constitute security for the payment and performance by the Borrower of the Obligations and shall at all times be subject to the sole dominion and control of the Collateral Trustee and shall be held in the custody of the Collateral Trustee in trust for the purposes of, and on the terms set forth in, this Agreement.

         (c) Neither the Borrower, any Subsidiary of the Borrower nor any Shareholder shall have any rights or powers with respect to any amounts in the Accounts or any part thereof, except the right to have such amounts applied in accordance with this Article VIII.

         SECTION 8.4. SOURCE OF PAYMENTS; DEPOSITS IRREVOCABLE. (a) The Borrower shall use reasonable efforts to ensure that all amounts delivered to the Collateral Trustee shall be accompanied by information in reasonable detail specifying the source of the amounts and the Account into which such amounts are to be deposited. If the Collateral Trustee shall be unable to determine the source of any payments received or the Account or Accounts into which such payments are to be deposited, the Collateral Trustee shall hold such amounts in the Revenue Account (and shall not be applied in accordance with Section 8.10) pending receipt of Proper Instructions from the Administrative Agent as to how to apply such amount.

         (b) Any deposit made into any Account hereunder shall, absent manifest error, be irrevocable and the amount of such deposit and any instrument or security held in such Account and all interest thereon shall be held in trust by the Collateral Trustee and applied solely as provided in this Article VIII.

         SECTION 8.5. BOOKS OF ACCOUNT; STATEMENTS. The Collateral Trustee shall maintain books of account on a cash basis and record therein all deposits into and transfers to and from the Accounts and all investment transactions effected by the Collateral Trustee pursuant to Section 8.27 and any such recordation shall constitute PRIMA FACIE evidence of the information recorded.

         SECTION 8.6. LOCATION OF THE ACCOUNTS. The Accounts shall be maintained by the Collateral Trustee with Bermuda Commercial Bank Limited at its principal office located at 44 Church Street, Hamilton HM 12, Bermuda, and shall not, without the prior written consent of the Administrative Agent, be moved to any different location.

         SECTION 8.7. RECEIPT BY THE BORROWER. The Borrower agrees that if any payments or other amounts are received directly by it, it shall deliver such amounts in the exact form received (but with the Borrower's endorsement if necessary) to the Collateral Trustee for deposit into the applicable Account not later than the first Business Day after the Borrower's receipt. Until so deposited, all such amounts shall be held in trust by the Borrower for the Collateral Trustee and the other Secured Parties

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as additional collateral security for the Obligations and such amounts shall not be commingled with any other funds or property of the Borrower.

         SECTION 8.8. CONSTRUCTION ACCOUNT. (a) The Collateral Trustee shall, upon receipt by it of a certificate of the Borrower setting forth the costs due and payable and to be paid from the Construction Account (which certificate shall be consistent with the Construction Cost Certificate), distribute, from the cash available in the Construction Account, (A) directly to each Person to which an amount in excess of $200,000 is due and payable, the amounts identified in such certificate referred to above and (B) to the Borrower for the benefit of the Persons entitled thereto, all other amounts then due and owing as set forth in such certificate.

         (b) The Collateral Trustee shall, upon receipt by it of a certificate of the Borrower (countersigned by the Administrative Agent) stating that all costs set forth in the Construction Cost Certificate to be paid from the Construction Account have been paid or are no longer payable, distribute, from the cash available in the Construction Account, the amounts set forth in such certificate in the following order of priority:

                  FIRST, to the Administrative Agent, to be applied to the payment of all accrued but unpaid interest on the Term Loans, if any;

                  SECOND, to the Administrative Agent, to be applied to the payment of all accrued but unpaid interest on the Revolving Credit Loans, if any;

                  THIRD, to the Administrative Agent, to be applied to the prepayment of the unpaid principal of the Revolving Credit Loans, if any;

                  FOURTH, to the Administrative Agent, to be applied to the prepayment of the unpaid principal of the Term Loans, if any;

                  FIFTH, to the Administrative Agent, to be applied to the cash collateralization of the unused Revolving Credit Commitments, on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent;

                  SIXTH, to the Administrative Agent, to be applied to the payment of all other Obligations; and

                  SEVENTH, the remaining balance, if any, shall be transferred to the Revenue Account.

         SECTION 8.9. PRESALE PROCEEDS ACCOUNT. The Collateral Trustee shall, upon receipt by it of a certificate of the Borrower (countersigned by the Administrative Agent), distribute, from the cash available in the Presale Proceeds Account, the amounts set

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forth in such certificate in the following order of priority:

                  FIRST, to the Repair and Restoration Reserve Account, in an amount equal to the difference between (a) the R&R Reserve Maximum Balance and (b) an amount equal to the sum of (x) the aggregate amount deposited into the Repair and Restoration Reserve Account on the Closing Date and (y) the aggregate amount previously deposited into the Repair and Restoration Reserve Account pursuant to this clause; provided in no event shall the balance therein exceed the R&R Reserve Maximum Balance;

                  SECOND, to the Operating Reserve Account, in an amount equal to the difference between (a) the Operating Reserve Maximum Balance and
         (b) an amount equal to the sum of (x) the aggregate amount deposited into the Operating Reserve Account on the Closing Date and (y) the aggregate amount previously deposited into the Operating Reserve Account pursuant to this clause; provided in no event shall the balance therein exceed the Operating Reserve Maximum Balance;

                  THIRD, to the Capital Expenditure Account, in an amount equal to the difference between (a) the Capital Expenditure Maximum Balance and (b) an amount equal to the sum of (x) the aggregate amount deposited into the Capital Expenditure Account on the Closing Date and
         (y) the aggregate amount previously deposited into the Capital Expenditure Account pursuant to this clause;

                  FOURTH, to the Administrative Agent, to be applied to the payment of all accrued but unpaid interest on the Term Loans, if any; and

                  FIFTH, to the Administrative Agent, to be applied to the prepayment of the unpaid principal of the Term Loans.

         SECTION 8.10.  REVENUE ACCOUNT.

         (a) MONTHLY PAYMENT OF OPERATING EXPENSES AND CAPITAL EXPENDITURES; DAILY PAYMENT OF DEBT SERVICE. (i) On or before the fifth Business Day prior to the end of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Borrower shall deliver to the Collateral Trustee and the Administrative Agent an Expense Certificate requesting distributions to pay Operating Expenses (other than repair maintenance expenses and restoration expenses reimbursable by third parties) and capital expenditures from the Revenue Account, the amounts of which distributions

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                                                                             119


shall, unless consented to in writing by the Majority Lenders, conform to the then current Operating Budget of the Borrower and distributions to pay income taxes from the Revenue Account. On the 30th day of each month or, if such day is not a Business Day, the immediately preceding Business Day (each such date, an "OPERATING EXPENSE TRANSFER DATE"), the Collateral Trustee shall distribute, from the cash available in the Revenue Account, FIRST, with respect to any Project Revenues which have been received and are subject to potential rebate or other return, that portion of such Project Revenues directly to the Rebate Account and SECOND, (A) directly to each Person to which an amount in excess of $200,000 is due and payable, the amounts identified as Operating Expenses or capital expenditures or income taxes of the Borrower then due and owing in Item 1 of the Expense Certificate referred to above, (B) to the Borrower for the benefit of the Persons entitled thereto, all other Operating Expenses and capital expenditures or income taxes of the Borrower then due and owing in Item 2 of such Expense Certificate, and (C) to the Current Account, the amounts identified as Operating Expenses and capital expenditures or income taxes of the Borrower expected to be due and owing prior to the next Operating Expense Transfer Date in Item 4 of such Expense Certificate.

         (ii) The Borrower shall be permitted to deliver a certificate to the Collateral Trustee and the Administrative Agent on any other day of the month setting forth the fees, interest and other obligations due and owing under this Agreement or any other Financing Document and the Collateral Trustee shall distribute from the cash available in the Revenue Account the amount of such fees, interest or other obligations directly to the Administrative Agent, for the benefit of the persons entitled thereto.

         (iii) Within 15 days after the end of each Operating Year of the Borrower, and so long as no Designated Event shall have occurred and be continuing, the Borrower shall be permitted to deliver a certificate to the Collateral Trustee and the Administrative Agent (which shall be countersigned by the Administrative Agent) setting forth the aggregate amount of capital expenditures spent by the Borrower in such Operating Year from the $500,000 allocation for capital expenditures in the Operating Budget for such year and to request the Collateral Trustee to distribute from cash available in the Revenue Account to the Capital Expenditure Account an amount (the "REQUESTED AMOUNT") not in excess of the difference, if positive, between $500,000 and such aggregate amount of capital expenditures. Upon the receipt of such certificate, the Collateral Trustee shall distribute from the cash available in the Revenue Account the requested amount to the Capital Expenditure Account.

         (b) QUARTERLY TRANSFERS. On each Principal Payment Date, the Collateral Trustee shall distribute from the cash available in the Revenue Account (after making any distributions required by paragraph (a) above) the following amounts in the following order of priority:



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                  FIRST, (i) to the Administrative Agent, for the account of (A)
         the Term Lenders, the amount, if any, equal to the scheduled principal payments with respect to the Term Loans set forth in Schedule 2.7(b) and all accrued and unpaid interest thereon which the Administrative Agent certifies to the Borrower and the Collateral Trustee to be due and payable on such date and (B) the Revolving Credit Lenders, the amount, if any, equal to the principal with respect to the Revolving Credit Loans and all accrued and unpaid interest thereon which the Administrative Agent certifies to the Borrower and the Collateral Trustee to be due and payable on such date, PRO RATA and (ii) if such Principal Payment Date is in January or July, to the Senior Unsecured Note Trustee, the amount, if any, equal to the accrued and unpaid interest on the Senior Unsecured Notes which the Borrower certifies to the Collateral Trustee to be due and payable on such date (or, if such Principal Payment Date is not a Senior Unsecured Note Interest Payment Date, the amount, if any, equal to the accrued and unpaid interest on the Senior Unsecured Notes which the Borrower certifies to the Collateral Trustee to be due and payable on the immediately succeeding Senior Unsecured Note Interest Payment Date); PROVIDED, HOWEVER, that in the event that the cash available in the Revenue Account is insufficient to make all payments required under clauses (i) and (ii), the payments required to be made under clause (i) shall be paid first;

                  SECOND, to the Administrative Agent, to be applied to the prepayment of all of the unpaid principal of the Revolving Credit Loans;

                  THIRD, (i) upon the occurrence and during the continuation of a Designated Event, to the Operating Reserve Account, an amount sufficient to cause the amounts on deposit therein to equal the Operating Reserve Maximum Balance or (ii) upon the written request of the Borrower, to the Operating Reserve Account, an amount so requested so long as the balance therein (after giving effect to the requested transfer) will not exceed the Operating Reserve Maximum Balance;


                  FOURTH, to the Debt Reserve Account, an amount sufficient to cause the amounts on deposit therein to equal the Debt Reserve Required Balance as of such date (as set forth in the certificate of the Borrower delivered pursuant to Section 5.2(c) or, if the Borrower shall not have delivered such a certificate to the Collateral Trustee and the Administrative Agent, as set forth by the Administrative Agent);

                  FIFTH, to the Maintenance Reserve Account, an amount sufficient to cause the amounts on deposit therein to equal the Maintenance Reserve Required Balance as of such date (as set forth in the certificate of the Borrower delivered pursuant to Section 5.2(c) or, if the Borrower shall not have delivered such a

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                                                                           121

         certificate to the Collateral Trustee and the Administrative Agent, as set forth by the Administrative Agent);

                  SIXTH, to the Administrative Agent, for the account of the Term Lenders, an amount sufficient to reduce the aggregate outstanding principal amount of the Term Loans to the amount set forth for such year under the heading "Outstanding Amount" on Schedule 8.10(b), as certified by the Administrative Agent to the Borrower and the Collateral Trustee;

                  SEVENTH, if requested by the Borrower, to the Supplemental Debt Reserve Account, the amount requested by the Borrower so long as the balance therein (after giving effect to the requested transfer) will not exceed the Supplemental Debt Reserve Maximum Balance;

                  EIGHTH, to the Administrative Agent, for the account of the Term Lenders, an amount equal to 50% of the remaining cash available in the Revenue Account (which amount shall be increased to 100% of the remaining cash available in the Revenue Account during the continuance of a Designated Event), to be applied to the prepayment of the Term Loans (and, after the payment in full of the Term Loans, to be applied to the cash collateralization of the Revolving Credit Commitments, on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent); and

                  NINTH, so long as no Default or Event of Default shall have occurred and be continuing, the remainder, if any, to be applied to such purposes (including the making of equity dividends or distribution to the Excess Revenue Account) as the Borrower may direct and which do not violate the terms of this Agreement and the other Financing Documents.

         SECTION 8.11. DEBT RESERVE ACCOUNT. If, as of any date on which the payment of interest on or principal of the Loans and the Senior Unsecured Notes becomes due and payable as certified by the Borrower to the Collateral Trustee and the Administrative Agent, the cash available in the Revenue Account and the Excess Revenue Account (and, if required, the Supplemental Debt Reserve Account) is insufficient to make such payment obligations on such date in accordance with Sections 8.10 and 8.22 (and, if required, Section 8.12), the Collateral Trustee shall transfer FIRST, to the Administrative Agent, for the benefit of the Lenders and SECOND, to the Senior Unsecured Note Trustee, for the benefit of the holders of the Senior Unsecured Notes, their respective amounts to the extent cash is available in the Debt Reserve Account to remedy any such insufficiency.

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                                                                           122

         SECTION 8.12. SUPPLEMENTAL DEBT RESERVE ACCOUNT. If, as of any date on which the payment of interest on or principal of the Loans and the Senior Unsecured Notes becomes due and payable as certified by the Borrower to the Collateral Trustee and the Administrative Agent, the cash available in the Revenue Account and the Excess Revenue Account is insufficient to make such payment obligations on such date in accordance with Sections 8.10 and 8.22, the Collateral Trustee shall transfer FIRST, to the Administrative Agent, for the benefit of the Lenders and SECOND, to the Senior Unsecured Note Trustee, for the benefit of the holders of the Senior Unsecured Notes, their respective amounts to the extent cash is available in the Supplemental Debt Reserve Account (excluding any amounts deposited therein in accordance with Section 2.9(k) and accrued interest thereon) to remedy any such insufficiency.

         SECTION 8.13. OPERATING RESERVE ACCOUNT. If, as of any Operating Expense Transfer Date, the cash available in the Revenue Account and the Excess Revenue Account is less than the Operating Expenses set forth in the Expense Certificate (or other certificate) setting forth such Operating Expenses to be paid on such date, the Collateral Trustee shall transfer to the Person(s) entitled thereto in accordance with Section 8.10(a) (to the extent cash is available in the Operating Reserve Account) the amount of any deficiency in the payment of the Operating Expenses set forth in such certificate. Funds in the Operating Reserve Account will not be available for interest on and principal of the Loans or the Senior Unsecured Notes.

         SECTION 8.14. CURRENT ACCOUNT. The Collateral Trustee shall pay, from and to the extent of cash available in the Current Account and as set forth in a certificate of the Borrower delivered to the Collateral Trustee and the Administrative Agent, (i) directly to each Person to which an amount in excess of $200,000 is due and payable, the amounts previously identified as Operating Expenses in Item 4 of the most recently delivered Expense Certificate which are then due and owing or (ii) to the Borrower for the benefit of the Persons entitled thereto, all other such Operating Expenses previously identified in
Item 4 of the most recently delivered Expense Certificate which are then due and owing.

         SECTION 8.15. MAINTENANCE RESERVE ACCOUNT. If, as of any Operating Expense Transfer Date, the cash available in the Revenue Account, the Excess Revenue Account and, if required, the Operating Reserve Account, is less than the Operating Expenses set forth in the Expense Certificate (or other certificate) setting forth such Operating Expenses to be paid on such date, the Collateral Trustee shall transfer to the Person(s) entitled thereto in accordance with Section 8.10(a) (to the extent cash is available in the Maintenance Reserve Account) the amount of any deficiency in the payment of the Operating Expenses set forth in such certificate.

         SECTION 8.16. REPAIR AND RESTORATION RESERVE ACCOUNT. Upon the delivery by

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                                                                           123

the Borrower to the Collateral Trustee and the Administrative Agent of a certificate of amounts due and payable in respect of a repair operation or restoration which the Borrower may recover from PTTs pursuant to paragraph 11.2 of the C&MA or pursuant to comparable arrangements, the Collateral Trustee shall distribute, from the cash available in the Repair and Restoration Reserve Account, (A) directly to each Person to which an amount in excess of $200,000 is due and payable, the amounts then due and owing identified in the certificate referred to above, and (B) to the Borrower for the benefit of the Persons entitled thereto, all other amounts then due and owing identified in such certificate.

         SECTION 8.17. CAPITAL EXPENDITURE ACCOUNT. (a) Upon the delivery by the Borrower of a certificate to the Collateral Trustee and the Administrative Agent of any amount due and payable in respect of capital expenditures which are permitted by the terms of this Agreement to be paid from cash available in the Capital Expenditure Account, the Collateral Trustee shall distribute, from the cash available in the Capital Expenditure Account, (A) directly to each Person to which an amount in excess of $200,000 is due and payable, the amounts then due and owing identified in the certificate referred to above, and (B) to the Borrower for the benefit of the Persons entitled thereto, all other amounts then due and owing identified in such certificate.

         (b) The Borrower may on any date (the "S&J SAVINGS DECLARATION DATE") deliver to the Administrative Agent and the Collateral Trustee a certificate setting forth in detail by budget category the aggregate capital expenditures the Borrower reasonably expects to incur pursuant to Section 6.16(b), and the amount, if any (THE "S&J EXPECTED SAVINGS AMOUNT"), by which $35,000,000 is in excess of such aggregate capital expenditures (whether as a result of the abandonment by the Borrower of any transaction contemplated by Section 6.16(b), the use or intended use of Capacity as non-cash consideration or otherwise). The Collateral Trustee shall distribute, from funds available in the Capital Expenditure Account, the amount (if any) by which the S&J Expected Savings Amount exceeds $5,000,000, to the Administrative Agent for the prepayment of principal of the Loans, together with accrued interest thereon. Within 60 days after the completion or abandonment of all transactions contemplated by Section 6.16(b), the Borrower shall deliver to the Administrative Agent and the Collateral Trustee a certificate setting forth the actual aggregate capital expenditures incurred in connection therewith, and the amount, if any (the "S&J ACTUAL SAVINGS AMOUNT"), by which $35,000,000 is in excess of such actual capital expenditures. If the S&J Actual Savings Amount is greater than the S&J Expected Savings Amount, the Collateral Trustee shall distribute, from funds available in the Capital Expenditure Account, to the Administrative Agent for the prepayment of principal of the Loans (with accrued interest thereon) the difference (if positive) between (i) the amount that would have been distributed to the Administrative Agent if the S&J Actual Savings Amount were used in the calculation on the S&J Savings Declaration Date and (ii) the amount of actual distribution to the Administrative Agent.

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         SECTION 8.18. REBATE ACCOUNT. (a) Upon the delivery by the Borrower of a certificate to the Collateral Trustee and the Administrative Agent that amounts previously distributed into the Rebate Account in respect of a potential rebate are now due and payable, the Collateral Trustee shall distribute, from the cash available in the Rebate Account, (A) directly to each Person to which an amount in excess of $200,000 is due and payable, the amounts then due and owing identified in the certificate referred to above, and (B) to the Borrower for the benefit of the Persons entitled thereto, all other amounts then due and owing identified in such certificate.

         (b) Upon the delivery by the Borrower of a certificate to the Collateral Trustee and the Administrative Agent that amounts previously distributed into the Rebate Account in respect of a potential rebate cease to be subject to such rebate, the Collateral Trustee shall distribute, from the cash available in the Rebate Account, such amounts to the Revenue Account.

         SECTION 8.19. INSURANCE PROCEEDS ACCOUNT. (a) All cash, cash equivalents, instruments, investments and securities at any time on deposit in the Insurance Proceeds Account, including all interest or other income earned with respect thereto, are herein called the "CASUALTY PROCEEDS DEPOSITS".

         (b) The Casualty Proceeds Deposits shall be accumulated in the Insurance Proceeds Account and held therein until paid to or upon the order of the Borrower as provided in paragraph (c) of this Section, or paid to the Administrative Agent as provided in paragraph (d) of this Section, or returned to the Borrower as provided in Section 8.32.

         (c) Subject to the provisions of paragraph (d) of this Section, Casualty Proceeds Deposits shall be paid over to or upon the order of the Borrower (or directly to the Persons entitled thereto, in the case of amounts in excess of $200,000) to reimburse it for, or to pay, the cost of repairing, rebuilding or otherwise replacing the damaged or destroyed or lost or condemned property in respect of which such moneys were received, upon the receipt by the Collateral Trustee and the Administrative Agent of a certificate of the Borrower
(A) setting forth in reasonable detail the work done or proposed to be done and materials purchased or to be purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or lost or condemned property and (B) stating the specific amount requested to be paid over to or upon the order of the Borrower (or such other Person) or that such amount is requested to reimburse the Borrower, as the case may be, for, or to pay, costs actually incurred to repair, rebuild or replace property and that such amount, together with amounts

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remaining in the Insurance Proceeds Account for such purpose and other funds of the Borrower available for such purpose, are sufficient to pay in full the costs of such renewal, repair, rebuilding or other replacement. In the event that any amounts remain in the Insurance Proceeds Account after application thereof in accordance with this paragraph, the Collateral Trustee shall transfer such Casualty Proceeds Deposits to the Administrative Agent to be applied to the payment of the Obligations in accordance with Sections 2.9(d) and 2.9(j).

         (d) If the Borrower or the Administrative Agent shall at any time notify the Collateral Trustee that an Event of Loss has occurred, then, unless the FLAG System is being repaired in accordance with Section 5.19(b), the Collateral Trustee shall, on the third Business Day following the date on which the Casualty Proceeds with respect to such Event of Loss are deposited to the Insurance Proceeds Account, withdraw the Casualty Proceeds Deposits from the Insurance Proceeds Account and deliver the same to the Administrative Agent to be applied to the payment of the Obligations in accordance with Section 2.9(d). If the FLAG System is being repaired in accordance with Section 5.19(b), the provisions of paragraph (c) above shall apply.

         SECTION 8.20. SPECIAL PAYMENT ACCOUNT. All Special Payments deposited in the Special Payment Account shall be applied by the Collateral Trustee to the Administrative Agent for the prepayment of principal of the Loans, together with accrued interest thereon (and, thereafter, to the cash collateralization of the Revolving Credit Commitments on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent). All other Special Payments shall be transferred to the Revenue Account to be applied in accordance with Section 8.10.

         SECTION 8.21. SALES AND ISSUANCES PROCEEDS ACCOUNT. Amounts on deposit in the Sales and Issuances Proceeds Account shall be applied as follows:

                  (a) if such amounts are Net Cash Proceeds of any new issuance after the Closing Date of Capital Stock of the Borrower or any Permitted Parent Company, (i) an amount equal to the portion thereof being held in accordance with the proviso contained in Section 2.9(c)(i) for application to the payment of Permitted Upgrades (which shall be specified in a certificate of the Borrower delivered to the Collateral Trustee and the Administrative Agent before or when such Net Cash Proceeds are deposited) shall be held and applied to the payment thereof upon receipt by the Collateral Trustee and the Administrative Agent of a certificate of the Borrower specifying the Person(s) to whom such payment of Permitted Upgrades are due and owing, PROVIDED that no amount shall be expended under this clause (i) if a Default, Event of Default or Designated Event shall have occurred and be continuing; PROVIDED, FURTHER, if any such portion is not expended within six months (or such longer period not in excess of one year as the Administrative Agent may approve in writing) of its receipt into the Sales

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                                                                           126

         and Issuances Proceeds Account, the Collateral Trustee shall, at the request of the Administrative Agent, apply 50% of such unexpended amount to the Administrative Agent to prepay the Loans in accordance with Section 2.9(c)(i) and the remainder of such unexpended amount shall remain in the Sales and Issuance Proceeds Account or, at the request of the Borrower, be distributed to the Borrower and (ii) the remainder shall be distributed, 50% to the Administrative Agent for the prepayment of the Loans in accordance with Section 2.9(c)(i) and, so long as no Default or Event of Default shall have occurred and be continuing, 50% to the Borrower, to be used in such manner (including equity dividends or distribution to the Excess Revenue Account) as the Borrower shall determine in accordance with the terms of this Agreement;

                  (b) if such amounts are Net Cash Proceeds of an incurrence of Indebtedness after the Closing Date by the Borrower in accordance with clause (g) of Section 6.1 or by any Subsidiary of the Borrower or any Permitted Parent Company (i) an amount equal to the portion thereof being held in accordance with the proviso contained in Section 2.9(c)(ii) for application to the payment of Permitted Upgrades (which shall be specified in a certificate of the Borrower delivered to the Collateral Trustee and the Administrative Agent when such Net Cash Proceeds are deposited) shall be held and applied to the payment thereof upon receipt of a certificate of the Borrower specifying the Person(s) to whom such payments of Permitted Upgrades are due and owing, PROVIDED that no amount shall be expended under this clause (i) if a Default, Event of Default or Designated Event shall have occurred and be continuing and (ii) the remainder shall be applied to the prepayment of the Loans in accordance with Sections 2.9(c)(ii) and 2.9(j);

                  (c) if such amounts are Net Cash Proceeds in respect of any sale, transfer or other disposition of any asset of the Borrower (other than sales, transfers or dispositions of Capacity described in clause
         (a) of Section 6.4 and dispositions resulting in aggregate Net
         Cash Proceeds not exceeding $1,000,000 during any fiscal year of the Borrower), (i) an amount equal to the portion thereof being held to be used to replace such asset disposed of with similar asset of at least substantially the same value, utility and useful life (which shall be specified in a certificate of the Borrower delivered to the Collateral Trustee and the Administrative Agent when such Net Cash proceeds are deposited) shall be held and applied to the payment of the relevant expenses upon receipt by the Collateral Trustee and the Administrative Agent of a certificate of the Borrower specifying the Person(s) to whom such expenses are due and owing, and (ii) if any such Net Cash Proceeds are not expended in accordance with clause (i) above within three months of their receipt into the Sales and Issuances Proceeds Account, such Net Cash Proceeds shall be applied to the prepayment of the Loans in accordance with Sections 2.9(c)(iii)

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         and 2.9(j); and

                  (d) if such amounts are Net Cash Proceeds of a Permitted Sale Leaseback Transaction, such amount shall be distributed to the Administrative Agent to be applied to the prepayment of the Loans in accordance with Sections 2.9(e) and 2.9(j).

         SECTION 8.22. EXCESS REVENUE ACCOUNT. (a) If, as of any Operating Expense Transfer Date, the cash available in the Revenue Account is less than the Operating Expenses set forth in the Expense Certificate (or other certificate) setting forth such Operating Expenses due on such date, the Collateral Trustee shall transfer to the Person(s) entitled thereto in accordance with Section 8.10(a) (to the extent cash is available in the Excess Revenue Account) the amount of any deficiency in the payment of the Operating Expenses set forth in such certificate.

         (b) If, as of any date on which the payment of interest on or principal of the Loans and the Senior Unsecured Notes becomes due and payable as certified by the Borrower to the Collateral Trustee and the Administrative Agent, the cash available in the Revenue Account is insufficient to make such payment obligations on such date in accordance with Section 8.10, the Collateral Trustee shall transfer FIRST, to the Administrative Agent, for the benefit of the Lenders and SECOND, to the Senior Unsecured Note Trustee, for the benefit of the holders of the Unsecured Notes, their respective amounts to the extent cash is available in the Excess Revenue Account to remedy any such insufficiency.

         (c) Within 45 days after the end of each Operating Year of the Borrower, the Borrower shall be permitted to request the Collateral Trustee to distribute any or all amounts available in the Excess Revenue Account to the Excess Cash Flow Account. Upon such request, the Collateral Trustee shall distribute such amount from the cash available in the Excess Revenue Account to the Excess Cash Flow Account.

         SECTION 8.23. PERMITTED SOURCES ACCOUNT. Amounts on deposit in the Permitted Sources Account shall be paid over to or upon the order of the Borrower (or directly to the Persons entitled thereto, in the case of amounts in excess of $200,000) to pay costs in respect of which such Permitted Sources were deposited, upon the receipt by the Collateral Trustee and the Administrative Agent of a certificate of the Borrower stating the specific amount requested to be paid over to or upon the order of the Borrower (or such other Person) to pay such costs actually incurred and setting forth a brief description of the costs to be paid. If, at any time, amounts that were deposited into the Permitted Sources Account are no longer necessary to pay costs in

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respect of which such funds were deposited, as certified by a Responsible
Officer of the Borrower to the Collateral Trustee (and countersigned by the Administrative Agent), the Collateral Trustee shall transfer such amounts from amounts on deposit in the Permitted Sources Account to the Excess Cash Flow Account.

         SECTION 8.24. DELIVERY OF OFFICER'S CERTIFICATES; TIMING OF PAYMENTS.
(a) Each certificate to be delivered by the Borrower under this Article shall be issued by a Responsible Officer of the Borrower and shall be delivered (unless otherwise specified) not later than 12:00 noon, New York City time, on the Business Day immediately prior to the day on which the Collateral Trustee is required to make transfers hereunder. Any certificate of a Responsible Officer of the Borrower delivered later than the time specified herein shall nevertheless be considered valid and shall be honored by the Collateral Trustee on or as promptly after the date otherwise specified herein for payment as is practicable, subject to the availability of cash in the applicable Account.

         (b) Subject to (i) the timely receipt of a certificate of a Responsible Officer of the Borrower as set forth in paragraph (a) above, (ii) the availability of cash in the applicable Account, (iii) other circumstances beyond the control of the Collateral Trustee and (iv) if sought by the Collateral Trustee due to a perceived inconsistency between the Borrower's instructions and the terms of this Agreement, the receipt from the Administrative Agent of Proper Instructions confirming the requested payment, the Collateral Trustee shall make any payment hereunder required (except for transfers between Accounts) by means of wire transfer of immediately available funds, to the address of the payee(s) set forth in the applicable certificate, to be received prior to 2:00 p.m., New York City time, on the date specified herein for such payment.

         SECTION 8.25. RELEASE OF EXCESS AMOUNTS. If, as of any Principal Payment Date, (a)(i) an amount is on deposit in the Debt Reserve Account or the Maintenance Reserve Account in excess of the Debt Reserve Required Balance or the Maintenance Reserve Required Balance, as applicable, or (ii) an amount is on deposit in the Supplemental Debt Reserve Account, the Operating Reserve Account or the Repair and Restoration Reserve Account in excess of the Supplemental Debt Reserve Maximum Balance, the Operating Reserve Maximum Balance or the R&R Reserve Maximum Balance, as applicable, in each case whether as the result of the actual realization of income or gain on the amounts on deposit in such Account or otherwise and (b) no Event of Default or Designated Event has occurred and is continuing, then the Collateral Trustee shall, upon the instruction of the Borrower, distribute any such excess amounts to the Revenue Account.

         SECTION 8.26. EVENT OF DEFAULT. Any other provision contained in this Agreement to the contrary notwithstanding, (a) if the Collateral Trustee shall have received notice from the Administrative Agent that a Default shall have occurred and be continuing, distributions from the Accounts shall be made only with the consent of the

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Majority Lenders and (b) if the Collateral Trustee shall have received notice from any Secured Party that an Event of Default shall have occurred and be continuing and the Loans have been accelerated in accordance with Article
VII, the Collateral Trustee shall upon the request of the Majority Lenders then apply any proceeds in any Account in the following order of priorities:

                  FIRST, to the payment of all expenses, liabilities and advances incurred or made by the Collateral Trustee or any other Secured Party in connection with the collection of any such amounts or the liquidation of any Permitted Investments and of all unpaid fees owing to the Collateral Trustee or the Administrative Agent;

                  SECOND, to the Administrative Agent, to be applied to the payment of all accrued but unpaid interest (whether or not due) on the Loans;

                  THIRD, to the Administrative Agent, to be applied to the payment of all of the unpaid principal (whether or not due) of the Loans;

                  FOURTH, to the Administrative Agent, to be applied to the payment of all other Obligations (whether or not due); and

                  FINALLY, to the Borrower, or such other Person as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 8.27. INVESTMENT. Any cash held by the Collateral Trustee in any Account shall be invested by the Collateral Trustee from time to time as directed in writing by the Borrower (or, upon the receipt of notice by the Collateral Trustee from the Administrative Agent that an Event of Default has occurred and is continuing, by the Administrative Agent in its sole discretion) in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. If any income tax is payable on account of any such income or gain, it shall be paid by the Borrower or its Affiliates. Any such investment may be sold by the Collateral Trustee whenever necessary to make any distribution required by this Agreement. The Collateral Trustee shall have no liability for any loss resulting from any such investment or sale thereof other than by reason of its willful misconduct or gross negligence. The Collateral Trustee will promptly notify the Borrower and the Administrative Agent of any loss resulting from any such investment or sale.

         SECTION 8.28. STATEMENTS OF ACCOUNTS. Not later than five Business Days following the end of each calendar month, and from time to time upon written request of the Administrative Agent or the Borrower, the Collateral Trustee shall provide to the Borrower and the Administrative Agent a statement of amounts on deposit in each Account and Permitted Investments as of the end of the prior month, (b) a statement of

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all transfers into and withdrawals from each Account during the prior month and (c) a statement of purchases and sales of Permitted Investments, and the receipt, application or existence of any income, dividends or capital gains with respect thereto, during the prior month.

         SECTION 8.29. VALUE. Cash and Permitted Investments on deposit from time to time in the Accounts shall be valued by the Collateral Trustee as follows:

                  (a)  cash shall be valued at the face amount thereof; and

                  (b) Permitted Investments shall be valued at the lesser of the face amount and the purchase price.

         SECTION 8.30. OTHER DETERMINATIONS. The Borrower, the Administrative Agent and the Collateral Trustee may establish procedures not materially inconsistent with this Agreement pursuant to which the Collateral Trustee may conclusively determine, for purposes of this Agreement, the amounts from time to time to be distributed or paid by the Collateral Trustee from cash available in the Accounts or pursuant to which the Collateral Trustee and the Borrower may provide for reasonable operating and administrative flexibility.

         SECTION 8.31. SALES OF PERMITTED INVESTMENTS. The Collateral Trustee will use its reasonable commercial efforts to sell Permitted Investments so that actual cash is available, on each date on which a distribution is to be made pursuant to this Agreement, for the Collateral Trustee to make such distribution in cash on such date. The amount of any check or other instrument which may be deposited in any Account shall not be treated as cash available until the final collection thereof.

         SECTION 8.32. AVAILABLE CASH. In determining the amount of available cash in any Account at any time, in addition to any cash then on deposit in such Account, the Collateral Trustee shall treat as available cash the amount which the Collateral Trustee would have received on such day if the Collateral Trustee had liquidated all the Permitted Investments (at then prevailing market prices) then on deposit in such Account.

         SECTION 8.33. TERMINATION. Upon termination of this Agreement and the payment in full of all Obligations, the Administrative Agent shall deliver instructions to the Collateral Trustee terminating the trust relationship between the Collateral Trustee and the other Secured Parties, whereupon all rights to the Collateral shall revert to the Person legally entitled thereto, and the Collateral Trustee shall transfer any remaining

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amounts, together with any interest thereon, on deposit in the Accounts to the Borrower or as the Borrower may direct.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

         Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and by the other Financing Documents, together with such actions and powers as are reasonably incidental thereto.

         The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or other Affiliate thereof as if it were not the Administrative Agent hereunder.

         The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Majority Lenders and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Financing Document, (ii) the contents of any certificate, report or other document delivered hereunder, under any other Financing Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Financing Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other

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Financing Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or in any other Financing Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

         The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and in consultation with the Borrower, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the

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                                                                           133

same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 11.3 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         The Lenders agree to indemnify the Administrative Agent and each Related Party of the Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Loans owing to them and Commitments issued by them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent or such Related Party in any way relating to or arising out of this Agreement or any other Financing Document or any action taken or omitted by the Administrative Agent or such Related Party under this Agreement or any other Financing Document, PROVIDED that no Lender shall be liable to the Administrative Agent or such Related Party for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses or disbursements resulting from the Administrative Agent's or such Related Party's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and each Related Party of the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent or such Related Party in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent or such Related Party is not reimbursed for such expenses by the Borrower.

         Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Collateral Trustee or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Trustee or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.


                                    ARTICLE X

                             THE COLLATERAL TRUSTEE

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                                                                           134

         SECTION 10.1. APPOINTMENT OF COLLATERAL TRUSTEE. Each of the Lenders and the other Secured Parties hereby appoints the Collateral Trustee, as collateral trustee, security agent and representative hereunder and under the other Financing Documents (together with its permitted successors and assigns) and authorizes the Collateral Trustee to act as such hereunder and under the other Financing Documents by and on behalf of each Secured Party. The Collateral Trustee accepts the trusts created hereunder and under the Security Documents and agrees to act as agent and fiduciary for the Secured Parties and their respective successors and assigns upon the express conditions contained in this Agreement and in the other Financing Documents to the extent provided herein. In performing its functions and duties under this Agreement and the other Financing Documents to which it is a party, the Collateral Trustee shall act solely as an agent of the Secured Parties to the extent, but only to the extent, provided in this Agreement and the other Financing Documents to which it is a party. The Collateral Trustee does not assume, and shall not be deemed to have assumed, hereby or thereby, any obligation towards, or relationship of agency, fiduciary or trust with or for any other Person, including the Borrower or any Subsidiary or Shareholder of the Borrower. Further, the Collateral Trustee shall be released by the Secured Parties from any and all of such trusts and its responsibilities and obligations whatsoever owed to the Secured Parties under this Agreement or any other Financing Document with effect upon the termination of this Agreement and payment in full of all Obligations.

         SECTION 10.2. ACTIONS ETC. UNDER FINANCING DOCUMENTS. (a) The Collateral Trustee shall not be required to exercise any power, discretion or authority or take any action or actions under this Agreement or any other Financing Document or with respect to the sale or disposition of the Collateral unless and until it shall have received Proper Instructions as to how to exercise any power, discretion or authority or how to take such action or actions from the Majority Lenders (or the Administrative Agent where specified in accordance with any Financing Document) (individually the "PROPER PARTY" or collectively the "PROPER PARTIES"); PROVIDED that the Collateral Trustee shall
(i) be permitted (but not required) to verify the composition of the Majority Lenders with the Administrative Agent and shall not be required to take any action or actions until it receives such verification; (ii) not be obligated to follow any Proper Instructions given by the relevant Proper Party unless the Collateral Trustee shall have received adequate security or indemnity as provided in paragraph (j) of this Section; (iii) not, under any circumstances (other than its own gross negligence or willful misconduct in carrying out such Proper Instructions, as finally determined by a court of competent jurisdiction), be liable to any Secured Party or any other Person (including the Borrower or any Subsidiary or Shareholder of the Borrower) for following the Proper Instructions of the relevant Proper Party.

         (b) Any party giving Proper Instructions shall be entitled to withdraw or modify such Proper Instructions by delivering written notice of such withdrawal or modification by way of revised Proper Instructions to the Collateral Trustee prior to the time when

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the Collateral Trustee exercises any discretion or authority or takes any action pursuant to the initial Proper Instructions.

         (c) Each Secured Party has irrevocably authorized and directed the Collateral Trustee to execute and deliver this Agreement and hereby irrevocably authorizes and directs the Collateral Trustee to execute and deliver the other Financing Documents to which it is a party.

         (d) Each Secured Party irrevocably authorizes the Collateral Trustee to exercise any power, discretion or authority and/or to take such action on the Secured Parties' behalf and to exercise such powers as are specifically delegated to or conferred upon the Collateral Trustee by the terms of this Agreement, the Security Documents and any of the other Financing Documents, together with such powers as the Collateral Trustee believes in good faith are reasonably incidental thereto, and acknowledges that the Collateral Trustee is authorized to disburse amounts in the Accounts in accordance with the Borrower's certificates given in accordance with the terms of this Agreement without verifying whether the specified amounts are correctly stated therein.

         (e) The Collateral Trustee shall have only those duties, obligations and responsibilities that are expressly specified in this Agreement, the Security Documents and any of the other Financing Documents to which it is a party, and shall not have any implied duties, obligations or responsibilities.

         (f) The Collateral Trustee may perform or carry out its duties, obligations and responsibilities by or through its directors, officers, employees or agents. Any agent of the Collateral Trustee shall be entitled to be paid its reasonable professional and other charges for business transacted and acts done by him or any partner or employee of his in connection with this Agreement or any of the other Financing Documents, as the case may be.

         (g) The Collateral Trustee may, with the prior consent of the Administrative Agent, which consent shall not be unreasonably withheld, delegate in any manner to any Person any of the rights and powers vested in this Agreement, the Security Documents and any of the other Financing Documents to which it is a party, upon such terms and conditions (including the power to sub-delegate) as the Collateral Trustee may think fit; PROVIDED that no such prior consent shall be required in the case of Bermuda Commercial Bank Limited.

         (h) The Collateral Trustee may, with the prior consent of the Administrative Agent, which consent shall not be unreasonably withheld, place any and all title deeds

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and other documents certifying, representing or constituting the title to any of the Collateral in its possession in any safe deposit, safe or receptacle selected by the Collateral Trustee or with any banker or banking company or company whose business includes undertaking the safe custody of documents.
The Collateral Trustee shall not be responsible for any loss incurred in connection with any such deposit except for any loss arising out of its own gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction; PROVIDED that no such prior consent shall be required in the case of Bermuda Commercial Bank Limited.

         (i) All moneys received or held by the Collateral Trustee shall be received, held, disbursed and invested in accordance with the terms of Article VIII, and, without prejudice to the generality of the foregoing, the Collateral Trustee may establish accounts in the name or under the control of the Collateral Trustee at such bank or institution as the Collateral Trustee may think fit. The Collateral Trustee may at any time vary, exchange, transfer or transpose any investments made by it pursuant to Article VIII for or into other investments in accordance with the terms thereof and shall not be responsible for any loss occasioned thereby, whether by depreciation in value or otherwise. Any such investment may, at the discretion of the Collateral Trustee, be made or retained in the names of nominees.

         (j) The Collateral Trustee shall be fully entitled and justified in taking or refusing to exercise any power, discretion or authority or take any action under this Agreement or any other Financing Document, unless it shall have received adequate security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities (including, without limitation, payment in advance of all reasonable estimated advances and out-of-pocket expenses) which, in the determination of the Collateral Trustee, may be incurred, suffered or sustained by it (including legal and other professional fees) in connection therewith or if taking such action (x) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax (unless it is fully indemnified for such tax), (y) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Trustee receives security or indemnity reasonably satisfactory to it (including, without limitation, payment in advance of all reasonable estimated advances and out-of-pocket expenses) against such tax (or equivalent liability) or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Financing Document to which it is a party, or (z) would subject the Collateral Trustee to in personam jurisdiction in any location where it is not then so subject. If any security or indemnity furnished to the Collateral Trustee for any purpose shall, in the reasonable opinion of the Collateral Trustee, be insufficient or become impaired, then the Collateral Trustee shall be entitled to require such additional security or indemnity and to cease, or not commence, to exercise any discretion or authority or to take any action under this Agreement or any other Financing Document, as the case may be, until such time as such additional security or indemnity is furnished.

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         (k) Each of the Lenders and the Administrative Agent hereby undertakes to give Proper Instructions to the Collateral Trustee in a timely manner, so as to enable the Collateral Trustee to exercise any power, discretion or authority or take any action within the time periods provided in any of the Financing Documents and in the event of failure by any such Person to do so, the Collateral Trustee shall not be responsible for any loss occasioned thereby.

         (l) The Collateral Trustee shall exercise those rights and powers vested in it by this Agreement and the other Financing Documents to which it is a party using the same degree and care and skill in their exercise as a reasonably prudent Person would exercise or use under the circumstances in the conduct of its own affairs.

         SECTION 10.3. EXCULPATORY PROVISIONS. (a) The Collateral Trustee shall not be responsible to any Person in any manner whatsoever for the execution, effectiveness, genuineness, validity, perfection, ranking, enforceability, collectibility, value, admissibility or sufficiency of the Collateral, the Obligations, the Security Documents, or any of the Financing Documents, or the adequacy or correctness of any recitals, statements, information, representations or warranties in this Agreement, or any other Financing Document to which it is a party (other than any statements, representations or warranties expressly made by the Collateral Trustee) or written or oral statement or in any financial or other documents, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by or on behalf of the Borrower to the Collateral Trustee or any Secured Party.

         (b) The Collateral Trustee shall not be responsible for insuring the Collateral or for the payment of Taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance or care of the Collateral, except that if the Collateral Trustee takes possession of any Collateral, the Collateral Trustee shall use reasonable care in the physical preservation of the Collateral in its possession.

         (c) The Collateral Trustee shall not be required to ascertain or inquire (i) as to the performance or observance by the Borrower or any Subsidiary or Shareholder of the Borrower or any of their respective successors and assigns of any of the terms, conditions, provisions, covenants or agreements contained in any Financing Document, or (ii) as to the existence or possible existence of any default or event of default (howsoever described) or the occurrence of any other event under any Financing Document or Transaction Document, or whether it is still continuing.

         (d) Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of the outstanding Commitments or Obligations, the Collateral Trustee may rely on Proper Instructions of the Administrative Agent containing such information.

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         (e) Notwithstanding any other provision of this Agreement, the
Collateral Trustee shall not, in its individual capacity, be personally liable for any power, discretion or authority exercised or action taken or omitted to be taken by it in accordance with the terms hereof, or of any other Financing Document to which it is a party except for its own gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction.

         (f) The Collateral Trustee and each of its Affiliates shall have the same rights with respect to any Obligation held by it as any Secured Party and may exercise such rights as though it were not the Collateral Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial, advisory or other business with the Borrower and each of its Affiliates as if it were not the Collateral Trustee.

         SECTION 10.4. RELIANCE BY COLLATERAL TRUSTEE. (a) Whenever in the administration of this Agreement, the Security Documents or any other Financing Document to which it is a party, the Collateral Trustee shall deem it necessary or desirable that any Collateral received by the Collateral Trustee is in a form acceptable to the Secured Parties or that a factual matter be proved or established in connection with the Collateral Trustee taking, suffering or omitting the exercise of any power, discretion or authority or any action under this Agreement or any of the Financing Documents, such matter (unless other evidence in respect thereof is prescribed herein or in any other Financing Document to which it is a party) may be deemed to be conclusively proved or established by Proper Instructions from the Proper Parties, delivered to the Collateral Trustee, and such Proper Instructions shall be full warrant and protection to the Collateral Trustee for any power, discretion, authority or action taken, suffered or omitted in reliance thereon and the Collateral Trustee shall not be responsible for any loss occasioned thereby.

         (b) The Collateral Trustee may consult with counsel, accountants or other experts, and any opinion of counsel or opinion of accountants or other experts shall be full and complete authorization and protection in respect of the exercise of any power, discretion or authority of the exercise of any power, discretion or authority or any action taken or suffered by the Collateral Trustee hereunder or under any other Financing Document to which it is a party (including any concern on the Collateral Trustee's part as to the composition of the Proper Parties at any time) or in accordance herewith or therewith and the Collateral Trustee shall not be responsible for any loss occasioned by so acting. The Collateral Trustee shall also have the right at any time to seek instructions concerning the administration of this Agreement and any other Financing Document to which it is a party (including any concern on the Collateral Trustee's part as to the composition of the Proper Parties at any time) from any court of competent jurisdiction and to receive in advance thereof adequate security or indemnity against

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the costs and expenses and liabilities which may be incurred by it in connection with such court proceedings in accordance with the provisions of
Section 10.2(j).

         (c) The Collateral Trustee may rely, and shall be fully protected and indemnified hereunder in acting, upon any instruction, resolution, statement, certificate, instrument, opinion, report, notice request, consent, order, bond or other paper or document which, in the absence of its gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction, it believes to be genuine and to have been signed or presented by the respective person or persons from time to time authorized by each of the Proper Parties, to sign or present on its behalf, and identified by specimen signatures previously distributed to the Collateral Trustee or, in the case of cables, telecopies and telexes, to have been sent by such authorized person or persons (collectively the "PROPER INSTRUCTIONS"). The Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed in Proper Instructions and upon any such document or communication furnished to the Collateral Trustee and conforming to the requirements of this Agreement or any other Financing Document to which it is a party or, if not so conforming as approved by Proper Instructions of the Proper Party and the Collateral Trustee shall be in no way bound to call for further evidence or be responsible for any loss which may be occasioned by acting on any such Proper Instructions. Without limiting the foregoing, if the Collateral Trustee is unsure whether or not a person or persons is authorized to issue Proper Instructions, the Collateral Trustee shall always be entitled to rely and shall be fully protected in relying upon a certificate of the Administrative Agent confirming the authority of such Person or Persons.

         (d) If the Collateral Trustee shall at any time request further Proper Instructions from a Proper Party with respect to the exercise of any power, discretion, authority or any act or action to be taken or omitted in connection with this Agreement or any other Financing Document in respect of which the Collateral Trustee has previously received Proper Instructions from such Proper Party, the Collateral Trustee shall not be required to exercise any power, discretion or authority or take or omit to take such action unless and until it shall have received such further Proper Instructions as the Collateral Trustee shall deem appropriate in respect thereof.

         (e) If the Collateral Trustee shall have received Proper Instructions from the Proper Party it shall exercise any power, discretion or authority or take or omit to take any action as directed therein, and shall not be obliged to verify that such Proper Instructions comply with the terms of any of the Financing Documents, and (subject to such compliance) the Collateral Trustee shall not be responsible for any loss occasioned thereby.

         (f) Notwithstanding anything to the contrary in this Agreement or the Financing Documents, the Collateral Trustee shall not be deemed to have any notice or

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knowledge of:

                  (i) any Default or the occurrence of any other event unless and until it shall have received Proper Instructions thereof from a Proper Party (or the Administrative Agent describing such Default or other event in reasonable detail (including the date or, if not known, the estimated date of the occurrence of the relevant Default or other event) and stating whether it is still continuing; or

                  (ii) the contents or the performance by any party thereto of any provision of any of the Financing Documents unless it shall have been specifically informed thereof by way of Proper Instructions from a Proper Party (or the Administrative Agent) which describes such contents or performance in reasonable detail to the Collateral Trustee's satisfaction.

         SECTION 10.5. SUPPLEMENTAL PROVISIONS RELATING TO THE COLLATERAL TRUSTEE. By way of supplement to the rights and powers conferred by Trustee Act 1975 of Bermuda, as amended, and by general law it is expressly declared as follows:

         (a) The Collateral Trustee may refrain from doing anything which would or might in its reasonable opinion be contrary to any law, directive or regulation of any state or which would or might otherwise render it liable to any person and may do anything which it determines, in its absolute discretion, is necessary to comply with any such law, directive or regulation;

         (b) The Collateral Trustee shall not be liable for any failure, omission or defect in perfecting the security created by or pursuant to the Security Documents, including, without prejudice to the generality of the foregoing (i) failure to obtain any license, consent or other authority for the execution, delivery, validity, legality, adequacy, performance, enforceability or admissibility in evidence of any Financing Document and (ii) failure to effect or procure registration of or otherwise protect any of the security created by the Security Documents by registering under any applicable registration laws in any territory or by any notice, caution, filing, registration laws in any territory or by any notice, caution, filing, registration or other entry prescribed by or pursuant to the provisions of the said laws;

         (c) The Collateral Trustee may accept without inquiry, requisition, objection or investigation such title as the Borrower or any other Person may have to that part of the Collateral belonging to it (or any part thereof) which is the subject matter of the Security Documents, and shall not be liable for any failure or omission to ascertain or investigate the title of the Borrower or any other Person to any Collateral now or at any time hereafter subject or purporting to be subject to any security created by or pursuant to the Security Documents; and

         (d) The Collateral Trustee shall, for the purposes of this Agreement and the

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Security Documents, have full power to determine all questions and doubts arising in relation to any provisions of any Security Document, and, save for manifest error, every such determination (whether made upon a question actually raised or implied in the acts or proceedings of the Collateral Trustee) shall be conclusive and shall bind the Secured Parties and the other Persons who are parties thereto.

         SECTION 10.6. LIMITATIONS AND DUTIES OF COLLATERAL TRUSTEE. No provision of this Agreement or any other Financing Document to which it is a party shall be deemed to impose any duty or obligation on the Collateral Trustee to exercise any power, discretion or authority or to perform any act or acts conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Trustee shall be legally unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Trustee in such jurisdiction or would impose a tax on the Collateral Trustee by reason thereof.

         SECTION 10.7. PROCEEDS TO BE HELD IN TRUST. All proceeds received by the Collateral Trustee under or pursuant to any provision of this Agreement or any other Financing Document to which it is a party (except where made by way of payment, reimbursement or indemnification of the fees, costs and expenses of the Collateral Trustee or its counsel or agents) shall be held in trust for the exclusive benefit of the Secured Parties, and placed on deposit in accordance with Article VIII.

         SECTION 10.8. RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE. (a) The Collateral Trustee may at any time, by giving 30 days' prior written notice to the Administrative Agent, resign and be fully discharged from the duties, obligations and responsibilities created by this Agreement or any of the other Financing Documents, such resignation to become effective upon the appointment of a successor Collateral Trustee by the Administrative Agent after consultation with the Borrower. If no successor Collateral Trustee shall be appointed and shall have accepted such appointment within 90 days after the Collateral Trustee gives the aforesaid notice of resignation, the Collateral Trustee or any Secured Party may apply to any court of competent jurisdiction to appoint a successor Collateral Trustee to act until such time, if any, as a successor Collateral Trustee shall have been appointed as provided in this Section and shall have accepted such appointment. Any successor Collateral Trustee so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee appointed as provided in this Section. The Secured Parties shall, if so requested by the Collateral Trustee, execute a Deed of Release and Retirement containing an adequate indemnity in form and substance satisfactory to the Collateral Trustee.

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         (b) The Majority Lenders may remove the Collateral Trustee and upon the appointment of a successor Collateral Trustee and acceptance of such appointment by such successor, the Collateral Trustee shall be discharged from the duties, obligations and responsibilities created by this Agreement or any other
Financing Document. Any Collateral Trustee shall be entitled to payment or reimbursement of fees, costs and expenses (including those of its counsel and agents) to the extent incurred or arising, or relating to events occurring, before such resignation or removal. The Lenders shall, if so requested by the Collateral Trustee, execute a Deed of Release and Retirement containing an adequate indemnity in form and substance satisfactory to the Collateral Trustee.

         (c) If at any time the Collateral Trustee shall resign or be removed or otherwise become incapable of acting, the powers, duties, authority and title of such Collateral Trustee shall be terminated and cancelled without procuring its resignation and without any formality (except as may be required by Applicable
Law) other than the appointment and designation of a successor Collateral Trustee in writing duly acknowledged and delivered to the predecessor Collateral Trustee and the Administrative Agent. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and recited in this Agreement and the other Financing Documents, and shall vest in such successor Collateral Trustee, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor Collateral Trustee; but such predecessor Collateral Trustee shall, nevertheless, on the written request of the Administrative Agent or the successor Collateral Trustee execute and deliver an instrument transferring to such successor Collateral Trustee all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor Collateral Trustee hereunder and shall deliver all Collateral held by it or him or its or his agents to such successor Collateral Trustee. The Secured Parties shall, if so requested by the Collateral Trustee, execute a Deed of Release and Retirement containing an adequate indemnity in form and substance satisfactory to the Collateral Trustee.

         SECTION 10.9. STATUS OF SUCCESSOR COLLATERAL TRUSTEE. Every successor Collateral Trustee appointed pursuant to Section 10.8 shall be a bank or trust company in good standing and having power to act as Collateral Trustee hereunder, incorporated under the laws of Bermuda and having its principal corporate trust office in Bermuda and shall, if required by the Secured Parties, have capital, surplus and undivided profits of not less than $50,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust hereunder upon reasonable or customary terms.

         SECTION 10.10. MERGER OF THE COLLATERAL TRUSTEE. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any

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corporation resulting from any merger or consolidation to which the
Collateral Trustee shall be a party, shall be Collateral Trustee under this Agreement and any other Financing Document to which it is a party, without the execution or filing of any paper or any further act on the part of the parties hereto.

         SECTION 10.11. APPOINTMENT OF SEPARATE OR CO-COLLATERAL TRUSTEE. (a) The Collateral Trustee may, and upon instructions of the Majority Lenders shall, by an instrument in writing delivered to each Secured Party, appoint a bank or trust company or an individual to act as separate trustee or co-trustee with respect to any Financing Document to which it is a party in any jurisdiction where the Collateral Trustee is disqualified from acting or for any other purpose deemed by the Collateral Trustee or by the Majority Lenders to be necessary to the interests of the Secured Parties, such separate trustee or co-trustee to exercise only such rights and to have only such duties as shall be specified in the instrument of appointment (which rights and duties shall not exceed the rights or duties of the Collateral Trustee set forth herein and which rights shall be exercised and duties shall be performed only as expressly set forth in such instrument or as set forth in written instructions from the Collateral Trustee). Each party hereto by its execution or other acceptance of the terms hereof agrees to the appointment of any such separate trustee or co-trustee. If requested by the Collateral Trustee, such separate trustee or co-trustee or the Majority Lenders, each party hereto affected thereby will enter into an amendment to this Agreement, satisfactory in form and substance to the Collateral Trustee, such separate trustee or co-trustee or the Majority Lenders, confirming the rights and duties of such separate trustee or co-trustee.

         (b) The Collateral Trustee or the Majority Lenders may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and may, by an instrument in writing, appoint a successor to any such separate trustee or co-trustee, so removed, reasonably satisfactory to the Majority Lenders.

         (c) Wherever there shall be more than two collateral trustees hereof, the majority of such collateral trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Collateral Trustee by this Agreement and the other Financing Documents.

         SECTION 10.12. TREATMENT OF PAYEE OR INDORSEE BY COLLATERAL TRUSTEE; REPRESENTATIVES OF SECURED PARTIES. (a) The Collateral Trustee may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture or similar instrument evidencing an Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture or similar instrument shall be past due or not.

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                                                                           144

         (b) Any Person (other than the Administrative Agent) which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or any other Financing Document to which the Collateral Trustee is a party or to the Collateral shall present to the Collateral Trustee such documents, including, without limitation, opinions of counsel, as the Collateral Trustee may reasonably require, in order to demonstrate to the Collateral Trustee the authority of such Person to act as the representative of (other than the Administrative Agent) such Secured Party.

         SECTION 10.13. INDEMNIFICATION; FEES. (a) Without limitation of the liabilities of the Borrower under Section 11.3, and to the extent not reimbursed or paid by the Borrower, the Lenders severally agree, based upon their respective Commitments (or if the Commitments are no longer in effect, based upon their respective percentage of the outstanding Loans) in effect on the date indemnification is sought under this Section, to (i) pay or cause to be paid, upon demand or as may otherwise be agreed with the Collateral Trustee, to the Collateral Trustee or any separate trustee or co-trustee appointed pursuant to Section 10.11, reasonable compensation for its services hereunder and under the other Financing Documents to which it is a party,
(ii) pay in advance all fees and reasonable out-of pocket expenses required by the Collateral Trustee, (iii) reimburse, or cause to be reimbursed, to the Collateral Trustee on demand for any costs or expenses incurred by the Collateral Trustee, including counsel fees and compensation of agents on a full indemnity basis, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any other Financing Document to which it is a party, or any agreement or instrument contemplated hereby or thereby or the performance by the parties thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Trustee and the Secured Parties under the Financing Documents to which the Collateral Trustee is a party or as regards the resignation of the Collateral Trustee pursuant to Section 10.8(a) and (iv) indemnify and hold harmless the Collateral Trustee, and its directors, officers, employees, agents and delegates, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Trustee in any way relating to or arising out of this Agreement or any other Financing Document to which the Collateral Trustee is a party, or any action taken or omitted by them under this Agreement or any other Financing Documents to which the Collateral Trustee is a party, in each case to the extent not theretofore reimbursed or paid by the Borrower; PROVIDED that no other Secured Party shall be liable to the Collateral Trustee for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements

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                                                                           145

resulting from the gross negligence or wilful misconduct of the Collateral Trustee or any of its directors, officers, employees or agents, as finally determined by a court of competent jurisdiction. The indemnities contained in this Section shall survive the termination of this Agreement. Any payment made by any Secured Party under this Section with respect to any obligation of the Borrower under Section 11.3 of this Agreement shall be deemed to be Obligations of the Borrower under this Agreement.

         (b) Without limitation of the liabilities of the Borrower under Section 11.3, and to the extent not paid by the Borrower in accordance with the terms of
Section 11.3, the Lenders hereby severally agree to pay to the Collateral Trustee, ratably, the fees payable to the Collateral Trustee from time to time for its services hereunder.

         SECTION 10.14. REPRESENTATION AND WARRANTIES OF THE COLLATERAL TRUSTEE. The Collateral Trustee represents and warrants in its individual capacity to each Secured Party that:

         (a) the Collateral Trustee is a licensed trust company in Bermuda and the wholly owned subsidiary of a banking association duly organized under the laws of Bermuda, and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and each other Financing Document to which it is or is to become a party;

         (b) the execution, delivery and performance by the Collateral Trustee of this Agreement and each other Financing Document to which it is or is to become a party have been duly and validly authorized by all necessary corporate action on the part of the Collateral Trustee;

         (c) neither the execution and delivery by the Collateral Trustee of this Agreement and each other Financing Document to which it is or is to become a party nor the consummation of the transactions contemplated hereby or thereby, nor the compliance by the Collateral Trustee with any of the respective terms or provisions hereof or thereof, nor the performance by the Collateral Trustee of its obligations hereunder or thereunder will contravene the charter or by-laws of the Collateral Trustee or any law, judgment, rule, regulation or order of Bermuda regulating the trust business of the Collateral Trustee or otherwise binding on or applicable to the Collateral Trustee;


         (d) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental or public body or authority of Bermuda is required in connection with the execution and delivery by the Collateral Trustee of this Agreement or any other Financing Document to which it is or is to become a party or in connection with the performance by it of its duties hereunder or thereunder (other than any recordation, filing or other action that may be required to perfect a Lien purported to be created by any Security Document); and

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                                                                            146

         (e) this Agreement has been duly executed and delivered by two duly authorized officers of the International Trust Company of Bermuda Limited and constitutes the legal, valid and binding obligation of the International Trust Company of Bermuda Limited in accordance with its terms, and each other Financing Document to which the Collateral Trustee is or is to become a party has been (or upon its execution will be) duly executed and delivered by a duly authorized officer of the Collateral Trustee and constitutes (or will constitute) the legal, valid and binding obligation of the Collateral Trustee in accordance with their respective terms (assuming the due authorization, execution and delivery of each of the Financing Documents by each of the parties thereto other than the Collateral Trustee and that such other documents constitute legal, valid and binding obligations of each of the parties thereto other than the Collateral Trustee).

                  SECTION 10.15. RELEASE OF COLLATERAL. Upon the Administrative Agent giving the Collateral Trustee written notice of the payment and satisfaction in full of all Obligations and the termination of the Revolving Credit Commitments, the Collateral Trustee shall, at the sole expense of the Borrower, execute such statements as are reasonably necessary to release the Collateral from the Liens created by the Security Documents.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1. NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be given in person or by means of telex, telecopy (promptly followed by delivery in person, by mail or by courier in the case of a notice of Default) or other wire transmission, or mailed by registered or certified mail, or sent by courier, in each case addressed as follows (or to such other address as may be hereafter notified by the respective parties from time to time parties hereto in accordance with the terms of this Section):

                  (a) if to the Borrower, to it at 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, Attention: Treasurer (Telecopy No. 441-296-0938);

                  (b) if to the Collateral Trustee, to it at 44 Church Street, Hamilton HM FX, Bermuda, Attention: General Manager (Telecopy No. 441-292-6128);

                  (c) if to the Administrative Agent, to it at 222 Broadway, New York, New York, 10038, Attention: Peter Yetman (Telecopy No. 212-412-7511); and

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147

                  (d) if to any Lender, to it at its address (or telecopy number) set forth on Schedule 2.1.

Any such communication shall become effective when delivered by hand, or three days after being deposited in the mail, first class postage prepaid, or, in the case of a nationally or internationally recognized overnight courier service, one Business Day after delivery to such courier service, or, in the case of transmission by telecopier, when confirmation of receipt is obtained, or, in the case of telex notice, when sent, answerback received.

         SECTION 11.2. WAIVERS; AMENDMENTS. (a) No failure or delay by any party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Trustee and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Financing Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Collateral Trustee or any Lender may have had notice or knowledge of such Default at the time.

         (b) Neither this Agreement nor any other Financing Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders (unless expressly provided otherwise in this Agreement), (ii) in the case of the Borrower Security Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Collateral Trustee with the consent of the Majority Lenders (unless expressly provided otherwise in the Borrower Security Agreement), (iii) in the case of any other Security Document, pursuant to an agreement or agreements in writing entered into by the Collateral Trustee (with the consent of the Majority Lenders, unless expressly provided otherwise in such Security Document) and each other Person party thereto or (iv) in the case of any other Financing Document, pursuant to an agreement or agreements in writing entered into by the Administrative


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Agent (with the consent of the Majority Lenders, unless expressly provided otherwise in such other Financing Document) and each other person party thereto; PROVIDED that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(b) or (c), without the written consent of each Lender, (v) release all or substantially all of the Collateral without the consent of each Lender, or
(vi) change any of the provisions of this Section or the definition of "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender (or each Lender of such Class, as the case may be); PROVIDED, FURTHER, that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent, (B) no such agreement shall amend, modify or otherwise affect the rights or duties of the Collateral Trustee hereunder without the prior written consent of the Collateral Trustee, and (C) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Credit Lenders (but not the Term Lenders) or the Term Lenders (but not the Revolving Credit Lenders) may be effected by an agreement or agreements in writing entered into by the Borrower and requisite percentage in interest of the affected Class of Lenders.

         SECTION 11.3. EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Arranger, the Collateral Trustee and their respective Affiliates, including the reasonable fees, charges and disbursements of the Collateral Trustee and counsel for the Administrative Agent and the Collateral Trustee and the reasonable fees, charges and disbursements of the Marketing Consultant and the Independent Engineer, in connection with the syndication of the credit facilities provided for herein (including the costs in respect of preparing and copying one set of closing binders for each Lender), the preparation and administration of this Agreement and the other Financing Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent, the Arranger, the Collateral Trustee or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Arranger, the Collateral Trustee or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Financing Document, including its rights


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under this Section, or in connection with the Loans made hereunder, the
Project Documents, or any other instrument or agreement entered into by the Borrower in connection herewith or therewith, including in connection with any workout, restructuring or negotiations in respect thereof.

         (b) The Borrower further agrees to pay, indemnify and hold each Lender, the Collateral Trustee, the Administrative Agent and the Arranger harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying stamp, excise or other similar taxes, if any, which may be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under in respect of, this Agreement or the other Financing Documents.

         (c) The Borrower shall indemnify the Administrative Agent, the Arranger, the Collateral Trustee and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Financing Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) in any way relating to or arising out of the Project, or the manufacture, financing, construction, purchase, acceptance, rejection, ownership, acquisition, delivery, nondelivery, preparation, installation, storage, maintenance, repair, transfer of title, abandonment, possession, rental, use, operation, maintenance, environmental clean-up, condition, sale, return, importation, exportation or other application or disposition of all or any part of any interest in the Project, or (iv) resulting from any and all liability of or relating to the Borrower or the Project, whether contingent or fixed, actual or potential, known or unknown, which arise under or relate to matters covered by Environmental Laws, including, without limitation, resulting from the violation of any Environmental Law, off-site disposal of wastes or the existence or Release of any Hazardous Materials at the Project or any other property of the Borrower (including, without limitation, clean-up costs, response costs, costs of corrective action and natural resources damages); PROVIDED that such indemnity shall not, as to any Indemnitee, be available (i) to the extent that such losses, claims, damages, liabilities or related expenses are a result of the gross negligence or wilful misconduct of such Indemnitee or are a result of the representations and warranties or undertakings made by such Indemnitee to its assignees hereunder or
(ii) to compensate such Indemnitee for any injury to the personnel of such Indemnitee if such injury is not a result of the negligence of the Borrower.

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                                                                            150

         (d) Each Indemnitee claiming any right to indemnity under paragraph (c) of this Section by reason of the making of any claim or the institution of any action against such Indemnitee shall promptly notify the Borrower thereof (and shall notify the Borrower of any other loss, damage or liability that it has suffered and intends to seek indemnification therefor hereunder promptly after acquiring knowledge thereof) and shall consult with the Borrower from time to time in connection with the defense of such claim or action and shall not settle any such claim or action (x) before giving the Borrower notice thereof and the Borrower the opportunity to assume the defense thereof (if entitled hereunder) or (y) without the prior written consent of the Borrower, which shall not be unreasonably withheld, if the Borrower is not entitled to assume the defense as a result of clause (ii) or (iii) of the succeeding sentence. The Borrower shall be entitled, at its expense, to assume the defense of such claim or action or to participate in such action with counsel of its choice (which counsel shall be reasonably satisfactory to such Indemnitee if the Borrower elects to assume the defense) and at its expense, PROVIDED that the Borrower may not assume the defense if (i) such Indemnitee determines, on the reasonable advice of counsel, that representation of both the Borrower and such Indemnitee by the Borrower's counsel would present such counsel with a conflict of interest, (ii) the defendants in, or targets of, any such action include both such Indemnitee and the Borrower, and such Indemnitee shall have concluded, on reasonable advice of counsel, that there may be legal defenses available to it which are different from or additional to those available to the Borrower, (iii) the Borrower shall not have employed counsel satisfactory to such Indemnitee to represent such Indemnitee within a reasonable time after notice of the institution of any such action, or (iv) such Indemnitee is faced with potential criminal liability.

         (e) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Arranger under paragraph (a),
(b) or (c) of this Section, each Lender severally agrees to pay to the Collateral Trustee, the Administrative Agent or the Arranger, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Trustee, the Administrative Agent or the Arranger in its capacity as such.

         (f) All amounts due under this Section shall be payable promptly after written demand therefor.

         SECTION 11.4. SUCCESSORS AND ASSIGNS; CONSENT AND AGREEMENT. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations

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                                                                           151

hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of the Lenders, the Collateral Trustee, the Administrative Agent and the Arranger) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may at any time assign to one or more assignees (other than to the Borrower, any Subsidiary or Shareholder of the Borrower or any of their respective Affiliates) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) and the other Financing Documents; PROVIDED that (i) except in the case of an assignment to a Lender, an Affiliate of any Lender or an Approved Fund, no such assignment shall be permitted without the prior written consent of the Administrative Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower, (ii) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Commitments, the amount of each Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consents, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance for its acceptance and recording in the Register, together with a processing and recordation fee of $3,500 (which shall be paid by the assignor and/or assignee but not the Borrower). Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 11.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the

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names and addresses of the Lenders and the registered owner(s) of any obligation evidenced by a Note, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The Notes and the obligations evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration in the Register and the Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the registered owner thereof, and thereupon one or more new Note(s) in the same aggregate principal amount shall be issued to the designated assignee(s) and the old Notes shall be returned by the Administrative Agent to the Borrower marked "canceled". No assignment of any Note or obligation evidenced thereby shall be effective unless it has been recorded in the Register as provided in this
Section 11.4(c). The entries in the Register shall be conclusive, and the Borrower, the Collateral Trustee, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

         (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (e) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Collateral Trustee, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and
2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

         (f) A Participant shall not be entitled to receive any greater payment under Section 2.13, 2.14 or 2.15 than the applicable Lender would have been entitled to

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receive with respect to the participation sold to such Participant. A
Participant shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with the provisions of Section 2.15(e) as though it were a Lender.

         (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

         SECTION 11.5. SURVIVAL. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 11.3 and Articles IX and X shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

         SECTION 11.6. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent, the Arranger or a Related Party constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 11.4, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by

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                                                                            154

telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 11.7. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 11.8. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

         SECTION 11.9. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT THAT THE PROVISIONS OF ARTICLE X SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF BERMUDA.

         (b) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL TRUSTEE, THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE

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                                                                            155

HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

         (c) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         (d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (e) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY APPOINTS C.T. CORPORATION SYSTEM (THE "NEW YORK PROCESS AGENT"), WITH AN OFFICE ON THE CLOSING DATE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS AGENT TO RECEIVE ON BEHALF OF THE BORROWER AND ITS RESPECTIVE PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH NEW YORK STATE OR FEDERAL COURT AND AGREES PROMPTLY TO APPOINT A SUCCESSOR NEW YORK PROCESS AGENT IN THE CITY OF NEW YORK (WHICH SUCCESSOR PROCESS AGENT SHALL ACCEPT SUCH APPOINTMENT IN A WRITING REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT PRIOR TO THE TERMINATION FOR ANY REASON OF THE APPOINTMENT OF THE INITIAL NEW YORK PROCESS AGENT). IN ANY SUCH ACTION OR PROCEEDING IN SUCH NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK, SUCH SERVICE MAY BE MADE ON THE BORROWER BY DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE APPROPRIATE PROCESS AGENT AT SUCH PROCESS AGENT'S ABOVE ADDRESS AND BY DEPOSITING A COPY OF SUCH PROCESS IN THE MAILS BY CERTIFIED OR REGISTERED AIR MAIL, ADDRESSED TO THE BORROWER AT ITS ADDRESS REFERRED TO IN SECTION 11.1 (SUCH SERVICE TO BE EFFECTIVE UPON SUCH RECEIPT BY THE APPROPRIATE

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                                                                            156

PROCESS AGENT AND THE DEPOSITING OF SUCH PROCESS IN THE MAILS AS AFORESAID). THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AUTHORIZES AND DIRECTS SUCH PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATE METHOD OF SERVICE, THE BORROWER ALSO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING IN SUCH NEW YORK STATE OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK BY MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER BY CERTIFIED OR REGISTERED AIR MAIL AT ITS ADDRESS REFERRED TO IN SECTION 11.1.

         SECTION 11.10. WAIVER OF SOVEREIGN IMMUNITY. (a) To the extent that the Borrower has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, whether or not held for its own account, the Borrower hereby irrevocably and unconditionally waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement, the Notes and the other Financing Documents.

         (b) The Borrower hereby agrees that the waivers set forth in this Section shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable and not subject to withdrawal for purposes of such Act.

         SECTION 11.11. JUDGMENT CURRENCY. The obligation of the Borrower under this Agreement and any other Financing Document to make payments in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency except to the extent that such tender or recovery results in the effective receipt by the Collateral Trustee, the Administrative Agent, the Arranger or the Lenders, as the case may be, of the full amount of Dollars payable under this Agreement and any of the other Financing Documents and the Borrower shall indemnify the Collateral Trustee, the Administrative Agent, the Arranger and the Lenders (and such Persons shall have an additional legal claim) for any difference between such full amount and the amount effectively received by the Collateral Trustee, the Administrative Agent, the Arranger or the Lenders, as the case may be, pursuant to any such tender or recovery. The Administrative Agent's determination of amounts effectively received by the Lenders shall be conclusive absent manifest error.

         SECTION 11.12. DAMAGE WAIVER. To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any Financing Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof.

         SECTION 11.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

         SECTION 11.14. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 11.15. REPLACEMENT OF INDEPENDENT ENGINEER. Any appointment by the Administrative Agent of a replacement engineer to act as the "Independent Engineer" under the Financing Documents and the Project Documents shall be subject to the approval of the Borrower, such approval not to be unreasonably withheld or delayed.

         SECTION 11.16. CONFIDENTIALITY. Notwithstanding anything to the contrary contained in this Agreement or any other Financing Document, each of the parties hereto agrees, and each successor or assignee thereof, by becoming a party hereto, shall be deemed to have agreed, to keep confidential (and to cause its officers, directors, employees, agents, representatives and affiliates to keep confidential) any information which is obtained pursuant to the terms of this Agreement or the other Financing Documents and is marked "confidential" (collectively, the "CONFIDENTIAL MATERIALS"), except that each such party shall be permitted to disclose the Confidential Materials (a) to its officers, directors, employees, agents, representatives and Affiliates, (b) to its attorneys, accountants and financial, insurance and other independent advisors who have a need for such information (provided such persons are informed of the confidential nature of the Confidential Materials and the restrictions imposed by this Section), (c) to the extent required by Applicable Law (including, without limitation, in making filings with any Governmental Authority and disclosures by the Lenders to bank or securities examiners and regulatory officials upon their request or demand), (d) in response to any subpoena or other legal process (in which event such party shall promptly notify the Borrower in advance of any such requirement), (e) to the extent such Confidential Materials become publicly available other than a result of a breach of the provisions of this Section, (f) to the extent the Borrower shall have consented to such disclosure in writing and (g) to any Lender's assignee or any proposed assignee or participant of a Lender which agrees in writing to be bound by the terms of this Section as if it were a Lender party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       FLAG LIMITED

                                       By: /s/ Edward McCormack
                                           --------------------------------
                                             Name: Edward McCormack

                                             Title: Chief Financial Officer

                                       INTERNATIONAL TRUST COMPANY OF

                                       BERMUDA LIMITED, as Collateral Trustee

                                       By: /s/ Name of Signatory
                                           --------------------------------
                                             Name: Name of Signatory

                                             Title: General Manager

                                       By: /s/ Tony Keywood
                                           --------------------------------
                                             Name: Tony Keywood

                                             Title: Trust Manager

                                       BARCLAYS BANK PLC, as Administrative

                                       Agent, a Term Lender and a Revolving
                                       Credit Lender

                                       By: /s/ Michael J. Wayenne
                                           --------------------------------
                                             Name: Michael J. Wayenne

                                             Title: Director

                                       By: /s/ L. Peter Yetman
                                           --------------------------------
                                             Name: L. Peter Yetman

                                             Title: Associate Director

                               - Signature Page -

                                       GULF INTERNATIONAL BANK B.S.C., as a

                                       Term Lender and a Revolving Credit Lender

                                       By: /s/ Thomas E. Fitzherbert
                                           --------------------------------
                                             Name: Thomas E. Fitzherbert

                                             Title: Vice President

                                       By: /s/ Abdel-Fattah Tahoun
                                           --------------------------------
                                             Name: Abdel-Fattah Tahoun

                                             Title: Senior Vice President

                               - Signature Page -

                                       DRESDNER BANK AG, New York and Grand
                                       Cayman Branches, as a Term Lender and a
                                       Revolving Credit Lender

                                       By: /s/ Brian Haughney
                                           --------------------------------
                                             Name: Brian Haughney

                                             Title: Assistant Treasurer

                                       By: /s/ Robert Grella
                                           --------------------------------
                                             Name: Robert Grella

                                             Title: Vice President

                               - Signature Page -

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC., as a Term Lender

                                       By: /s/ Lynn Callicott Baransky
                                           --------------------------------
                                             Name: Lynn Callicott Baransky

                                             Title: Authorized Signatory

                               - Signature Page -

                                       BANK BRUSSELS LAMBERT, NEW YORK
                                       BRANCH, as a Term Lender and a Revolving
                                       Credit Lender

                                       By: /s/ Luc Verbeken
                                           --------------------------------
                                             Name: Luc Verbeken
                                             Title: Senior Vice President

                                       By: /s/ D. Vangaever
                                           --------------------------------
                                             Name: Dominiek H. J. Vangaever
                                             Title: Senior Vice President-
                                                    Credit

                               - Signature Page -

                                       AUSTRALIA AND NEW ZEALAND BANKING GROUP
                                       LIMITED, as a Term Lender and a
                                       Revolving Credit Lender

                                       By: /s/ B. F. Guillot
                                           --------------------------------
                                             Name: B. F. Guillot

                                             Title: Director

                               - Signature Page -

                                       WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE, NEW YORK BRANCH, as a
                                       Term Lender and a Revolving Credit Lender

                                       By: /s/ Ralph White
                                           --------------------------------
                                             Name: Ralph White

                                             Title: Vice President

                                       By: /s/ Charles Columbus
                                           --------------------------------

                                             Name: Charles Columbus

                                             Title: Managing Director




                               - Signature Page -

                                       LANDESBANK SACHSEN GIROZENTRALE, as
                                       a Term Lender and a Revolving Credit
                                       Lender

                                       By: /s/ M. Tuchalke
                                           --------------------------------
                                             Name: M. Tuchalke

                                             Title: VP

                                       By: /s/ H. P. Kochs
                                           --------------------------------
                                             Name: H. P. Kochs

                                             Title: Senior Manager


                               - Signature Page -

                                       BHF-BANK AG, NEW YORK BRANCH, as a
                                       Term Lender and a Revolving Credit Lender

                                       By: /s/ Heidimare Skon
                                           --------------------------------
                                                Name: Heidimare Skon

                                                Title: V.P.

                                       By: /s/ James Lee
                                           --------------------------------
                                             Name: James Lee

                                             Title: V.P.


                               - Signature Page -

                                       THE SUMITOMO TRUST & BANKING CO.
                                       LTD., NEW YORK BRANCH, as a Term Lender
                                       and a Revolving Credit Lender

                                       By: /s/ Suraj P. Bhatia
                                           --------------------------------
                                             Name: Suraj P. Bhatia

                                             Title: Senior Vice President

                               - Signature Page -

                                       HELABA DUBLIN LANDESBANK
                                       HESSEN-THURINGEN INTERNATIONAL, as a Term
                                       Lender and a Revolving Credit Lender

                                       By: /s/ W. N. Freeman
                                           --------------------------------
                                             Name: W. N. Freeman

                                             Title: Vice President -
                                                    Structured Finance

                                       By: /s/ Michael Novack
                                           --------------------------------
                                             Name: Michael Novack

                                             Title: Assistant Vice President -
                                                    Structured Finance

                               - Signature Page -

                                       OCTAGON CREDIT INVESTORS LOAN
                                       PORTFOLIO, A UNIT OF THE CHASE
                                       MANHATTAN BANK, as a Term Lender

                                       By: /s/ Andrew D. Gordon
                                           --------------------------------
                                                Name: Andrew D. Gordon

                                                Title: Managing Director

                               - Signature Page -

                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of February __, 1999 (this "AMENDMENT"), to the Credit Agreement, dated as of January 28, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among FLAG LIMITED, a company organized and existing under the laws of Bermuda (the "BORROWER"), the Term Lenders (as defined therein), the Revolving Credit Lenders (as defined therein; and together with the Term Lenders, the "LENDERS"), BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and INTERNATIONAL TRUST COMPANY OF BERMUDA LIMITED, as collateral trustee (in such capacity, the "COLLATERAL TRUSTEE").

                              W I T N E S S E T H:

                  WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement;

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans to the Borrower;

                  WHEREAS, in a letter dated February 17, 1999, a copy of which is attached hereto (the "FLAG LETTER"), the Borrower has advised the Lenders that (a) its Shareholders (other than the Bell Atlantic Shareholder) desire to exchange all of their shares of Capital Stock in the Borrower into shares of Capital Stock of FLAG Telecom Holdings Limited ("HOLDCO") and (b) the Bell Atlantic Shareholder desires to immediately exchange a portion of its shares of Capital stock in the Borrower into shares of Capital Stock of Holdco and, after receiving applicable regulatory approvals, to exchange the remaining interests in the Borrower into Capital Stock of Holdco (the transactions described in clauses (a) and (b) will collectively be referred to herein as the "SHARE EXCHANGES");

                  WHEREAS, immediately after the consummation of the Share Exchanges, Holdco and the Bell Atlantic Shareholder will own approximately 66% and 34%, respectively, of the shares of Capital Stock of the Borrower;

                  WHEREAS, the Borrower has requested that the Lenders' consent to the Share Exchanges in the manner provided for in this Amendment; and

                  WHEREAS, the Majority Lenders hereby consent to the Share Exchanges on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  "BELL ATLANTIC PLEDGE AMENDMENT" shall mean the First Amendment to the Bell Atlantic Shareholder Pledge Agreement, dated as of the date hereof, between the Bell Atlantic Shareholder and the Collateral Trustee, which will amend the Bell Atlantic Shareholder Pledge Agreement so as to provide that all of the shares of Capital Stock of the Borrower owned by the Bell Atlantic Shareholder, after giving effect to the Share Exchanges, will be subject to the Bell Atlantic Shareholder Pledge Agreement.

                  "HOLDCO" shall mean FLAG Telecom Holdings Limited, a Bermuda company.

                  "HOLDCO PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of the date hereof, made by Holdco in favor of the Collateral Trustee, for the benefit of the Secured Parties, substantially in the form of the existing Bell Atlantic Shareholder Pledge Agreement, as such Holdco Pledge Agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

                  2.       CONSENT TO SHARE EXCHANGES

                  Subject to the terms and conditions set forth herein, the Majority Lenders hereby consent to the consummation of the Share Exchanges so long as the Collateral Trustee, for the benefit of the Secured Parties, maintains a perfected security interest in the Capital Stock of the Borrower.

                  3.       CONDITIONS TO EFFECTIVENESS.

                  This Amendment shall become effective on the date on which all of the following shall have occurred or been satisfied or waived by the Administrative Agent:

                  (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Administrative Agent and the Majority Lenders;

                  (b) the Administrative Agent shall have received copies of (i) the Holdco Pledge Agreement, (ii) the Bell Atlantic Pledge Amendment and (iii) appropriate proxy and powers, stock powers and transfer certificates by Holdco and the Bell Atlantic Shareholder, all duly executed and delivered by the parties thereto and in form and substance reasonably satisfactory to the Administrative Agent;

                  (c) the Administrative Agent shall have received a copy of (i) the Bye-Laws and Memorandum of Association of Holdco, certified by the Secretary or an Assistant Secretary of Holdco, (ii) resolutions of the Board of Directors of Holdco duly authorizing the execution, delivery and performance by Holdco of the Holdco Pledge Agreement and grant the Liens under such Pledge Agreement, certified by the Secretary or an Assistant Secretary of Holdco and (iii) an incumbency certificate as to the Person or Persons authorized to execute and deliver such Pledge Agreement on its behalf, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent;

                  (d) the Administrative Agent shall have received an incumbency certificate as to the Person or Persons authorized to execute and deliver the Bell Atlantic Pledge Amendment on its behalf be in form and substance reasonably satisfactory to the Administrative Agent;

                  (e) the Administrative Agent shall have received an officer's certificate from Holdco certifying that (i) the Share Exchanges do not violate any Applicable Law or violate or result in a default under any material Contractual Obligation of the Borrower or any Subsidiary thereof or any material Contractual Obligation of Holdco or any existing Shareholder of the Borrower, and do not adversely affect the Borrower, the Collateral or the Lenders and (ii) no governmental and third party approvals or consents (other than those approvals or consents which have been duly obtained or made, are in full force and effect and are final and those which are not required to have been obtained or made by the date hereof) are necessary in connection with the Share Exchanges and the execution, delivery and performance of the Holdco Pledge Agreement, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent; and

                  (f) the Administrative Agent shall have received such other documents (including officer's certificate, counsel opinions and UCC filing forms) as it may reasonably request, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  4.       ADDITIONAL COVENANTS AND AGREEMENTS

                  (a) The parties acknowledge and agree that, for all purposes under the Credit Agreement, (i) Holdco will constitute a "Permitted Parent Company" and be subject to all provisions of the Credit Agreement applicable to a Permitted Parent Company and (ii) any issuance of any Capital Stock or any other equity interest of Holdco (including any issuance in connection with a public offering of equity by Holdco) shall be subject to the provisions of provisos (i) and (ii) in Section 6.8(a) of the Credit Agreement with the reference to "such a transaction" contained therein being deemed to refer to such issuance of Capital Stock or other equity interest of Holdco.

                  (b) The parties acknowledge and agree that, for all purposes under the Credit Agreement, (i) Holdco will be included in the definition of "Shareholder" and be subject to all provisions of the Credit Agreement applicable to a Shareholder and (ii) the Holdco Pledge Agreement will be included in the definition of "Pledge Agreements" and be subject to all provisions of the Credit Agreement applicable to a Pledge Agreement.

                  (c) The parties hereby agree that paragraph (e) of Article VII of the Credit Agreement shall be amended by amending and restating the proviso at the end thereof as follows:

         "PROVIDED, HOWEVER, the commencement of any proceeding or other action or event of a nature referred to in clauses (i) through (v) above with respect to any Shareholder (other than the Bell Atlantic Shareholder, Marubeni Telecom and any Permitted Parent Company) shall not constitute an Event of Default under this paragraph unless such proceeding, other action or event could reasonably be expected to have a Material Adverse Effect; or"

                  (d) The parties hereby agree that Article VII of the Credit Agreement shall be amended by adding new paragraphs (t) and (u) after paragraph
(s) as follows:

                  "(t) Holdco shall, without the prior written consent of the Majority Lenders, create any entity in between Holdco and its initial shareholders, or create any subsidiary of Holdco which will hold, directly or indirectly, any Capital Stock of the Borrower; or"

                  "(u) Holdco shall, without the prior written consent of the Majority Lenders, amend, supplement or otherwise modify, or permit the amendment, modification or supplementation of its Bye-Laws or Memorandum of Association in a manner which is inconsistent with or violates the terms of or could reasonably be expected to prevent compliance with any of the terms of any Financing Document or Project Document or could materially adversely affect the Lenders or any Collateral."

                  5.       DIRECTIONS.

                  The Majority Lenders hereby direct the Administrative Agent to execute and deliver all such documents as the Administrative Agent may deem advisable in order to effectuate the transactions referred to herein. The Majority Lenders hereby authorize the Administrative Agent to direct the Collateral Trustee to execute and deliver all such documents as the Administrative Agent may deem advisable in order to effectuate the transactions referred to herein.

                  6.       GENERAL.

                  (a) REPRESENTATIONS; NO DEFAULT. On and as of the date hereof and after giving effect to this Amendment, the Borrower (i) confirms, reaffirms and restates the representations and warranties set forth in the Credit Agreement in all material respects except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (ii) represents and warrants that all factual information (taken as a whole) contained in the FLAG Letter is true and accurate in all material respects as of the date hereof and not incomplete by omitting to state a material fact necessary in order to make such information (taken as a whole) not misleading in any material respect in light of the circumstances under which such information is provided and (iii) represents and warrants that no Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date hereof.

                  (b) PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (c) NO OTHER AMENDMENTS. Except as expressly waived or consented to or amended, supplemented or modified hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                  (d) GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

                  (e) COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       FLAG LIMITED

                                       By: /s/ Andres Bande
                                          ------------------
                                          Name: Andres Bande

                                          Title: Chairman + CEO

                                       BARCLAYS BANK PLC, as Administrative
                                       Agent, a Term Lender and a Revolving
                                       Credit Lender

                                       By: /s/ L. Peter Yetman
                                          ---------------------
                                          Name: L. Peter Yetman

                                          Title: Associate Director

                                       GULF INTERNATIONAL BANK B.S.C., as a
                                       Term Lender and a Revolving Credit Lender

                                       By:
                                          ------------------------------------
                                          Name:

                                          Title:

                                       DRESDNER BANK AG, New York and Grand
                                       Cayman Branches, as a Term Lender and a
                                       Revolving Credit Lender

                                       By:  /s/ Helen Ng
                                           ------------------------------------
                                           Name: Helen Ng, P.E.
                                           Title: Assistant Vice President


                                       By:  /s/ Laura G. Fazio
                                           ------------------------------------
                                           Name: Laura G. Fazio
                                           Title: First Vice President

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC., as a Term Lender

                                       By:  /s/ Andrew C. Liggio
                                           -----------------------------------
                                           Name: Andrew C. Liggio

                                           Title: Authorized Signatory



                                       MERRILL LYNCH PRIME RATE PORTFOLIO

                                       By: Merrill Lynch Asset Management,
                                           L.P., as Investment Advisor

                                       By:  /s/ Andrew C. Liggio
                                           -----------------------------------
                                           Name: Andrew C. Liggio

                                           Title: Authorized Signatory


                                       MERRILL LYNCH STRATEGIES PORTIOLIO

                                       By: Merrill Lynch Asset Management,
                                           L.P., as Investment Advisor

                                       By:  /s/ Andrew C. Liggio
                                           -----------------------------------
                                           Name: Andrew C. Liggio

                                           Title: Authorized Signatory

                                       BANK BRUSSELS LAMBERT, NEW YORK
                                       BRANCH, as a Term Lender and a Revolving
                                       Credit Lender

                                       By:
                                          ---------------------------------
                                          Name:

                                          Title:


                                       By:
                                          ----------------------------------
                                          Name:

                                          Title:

                                       AUSTRALIA AND NEW ZEALAND BANKING
                                       GROUP LIMITED, as a Term Lender and a
                                       Revolving Credit Lender

                                       By: /s/ Pamela Couch
                                          ------------------------------------
                                          Name: Pamela Couch

                                          Title: Vice President

                                       WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE, NEW YORK BRANCH, as a
                                       Term Lender and a Revolving Credit Lender

                                       By: /s/ Charles Columbus
                                         -------------------------------------
                                         Name: Charles Columbus

                                         Title: Managing Director



                                       By: /s/ Andrea N. Picott
                                         -------------------------------------
                                         Name: Andrea N. Picott

                                         Title: Associate

                                       LANDESBANK SACHSEN GIROZENTRALE,
                                       as a Term Lender and a Revolving Credit
                                       Lender

                                       By: /s/ Kochs
                                          ------------------------------------
                                          Name: Kochs

                                          Title: Senior Manager

                                       BHF-BANK AKTIENGESELLSCHAFT, as a
                                       Term Lender and a Revolving Credit Lender

                                       By: /s/ Perry Forman
                                          ------------------------------------
                                          Name: Perry Forman

                                          Title: Vice President

                                       By: /s/ Michael T. Pellerito
                                          ------------------------------------
                                          Name: Michael T. Pellerito

                                          Title: AT

                                       THE SUMITOMO TRUST & BANKING CO.
                                       LTD., NEW YORK BRANCH, as a Term Lender
                                       and a Revolving Credit Lender

                                       By: /s/ Stephen A. Stratico
                                          ------------------------------------
                                          Name: Stephen A. Stratico

                                          Title: Vice President

                                       HELABA DUBLIN LANDESBANK
                                       HESSEN-THURINGEN INTERNATIONAL, as a
                                       Term Lender and a Revolving Credit Lender

                                       By: /s/ Binst van Beek
                                          ------------------------------------
                                          Name: Binst van Beek

                                          Title: Deputy Managing Director

                                       By: /s/ Malread Scanion
                                          ------------------------------------
                                          Name: Malread Scanion

                                          Title: Officer International Credits

                                       OCTAGON LOAN TRUST, as a Term Lender
                                       By: Octagon Credit Investors, as Manager

                                       By:
                                          ------------------------------------
                                          Name:

                                          Title:

                                       PACIFIC INVESTMENT MANAGEMENT
                                       COMPANY, as a Term Lender

                                       By:
                                          ------------------------------------
                                          Name:

                                          Title:

                                SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of March 19, 1999 (this "AMENDMENT"), to the Credit Agreement dated as of January 28, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among FLAG LIMITED, a company organized and existing under the laws of Bermuda (the "BORROWER"), the Term Lenders (as defined therein), the Revolving Credit Lenders (as defined therein; and together with the Term Lenders, the "LENDERS"), BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and INTERNATIONAL TRUST COMPANY OF BERMUDA LIMITED, as collateral trustee (in such capacity, the "COLLATERAL TRUSTEE").

                              W I T N E S S E T H:

                  WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement;

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans to the Borrower;

                  WHEREAS, in a letter dated March 18, 1999, a copy of which is attached hereto (the "FLAG LETTER"), the Borrower has advised the Lenders that
(a) it desires to transfer all its shares of Capital Stock in two of its Subsidiaries (FLAG Telecom Limited and FLAG Telecom USA Ltd., together the "TRANSFERRED SUBSIDIARIES") to FLAG Telecom Holdings Limited ("HOLDCO") (such transfer will be referred to herein as the "SUBSIDIARY TRANSFER"), and (b) it desires to amend the Construction Contract by entering into the Agreement for PSA 3 and Final Acceptance of the FLAG System dated as of March 8, 1999 among the Borrower, Tyco Submarine Systems Ltd., KDD Submarine Cable Systems Inc. and Marubeni Corporation, in the form attached hereto as Exhibit A (the "CONSTRUCTION CONTRACT AMENDMENT");

                  WHEREAS, immediately after the consummation of the Subsidiary Transfer, FLAG Telecom Group Services Limited, a direct wholly-owned subsidiary of Holdco, will own 100% of the shares of Capital Stock of the Transferred Subsidiaries;

                  WHEREAS, the Borrower has requested that the Lenders' consent to the Subsidiary Transfer and the Construction Contract Amendment and that certain provisions of the Credit Agreement be amended or waived in the manner provided for in this Amendment; and

                  WHEREAS, the Lenders hereby consent to the Subsidiary Transfer and the Construction Contract Amendment and agree to amend or waive certain provisions of the Credit Agreement, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  2.       CONSENT AND WAIVERS REGARDING SUBSIDIARY TRANSFER

                  The Lenders hereby (a) consent to the Subsidiary Transfer and
(b) waive the provisions of Sections 6.3, 6.8 and 6.20 of the Credit Agreement so as to permit the Subsidiary Transfer.

                  3.       CONSENT REGARDING CONSTRUCTION CONTRACT AMENDMENT

                  The Lenders hereby (a) consent to the Construction Contract Amendment and (b) waive the provisions of Section 6.10 so as to permit the Construction Contract Amendment; PROVIDED that the $11,000,000 released from the Contractor Escrow Account to the Borrower pursuant to Section 2(a) of the Construction Contract Amendment shall be used by the Borrower to prepay the Loans in accordance with Section 2.9(h) of the Credit Agreement and PROVIDED FURTHER that all amounts released from the Contractor Escrow Account pursuant to
Section 2(c) of the Construction Contract Amendment upon termination of the Contractor Escrow Agreement shall be deemed Special Payments under the Credit Agreement and shall be deposited in the Special Payment Account for distribution to the Contractors in accordance with Section 8.20(b).

                  4.       AMENDMENT TO THE CREDIT AGREEMENT

         (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following in alphabetical order:

                  "SERVICES AGREEMENTS" shall have the meaning ascribed thereto in Section 5.26.

                  "TRANSFERRED SUBSIDIARIES" shall be the collective reference to FLAG Telecom Limited and FLAG Telecom USA Ltd.

                  (b) Section 1.1 of the Credit Agreement is hereby amended by adding at the end of the definition of "PROJECT DOCUMENTS" the following:

                  "'PROJECT DOCUMENTS' shall also include the Services Agreements."

         (c) Article V of the Credit Agreement is hereby amended by adding a new
Section 5.26 as follows:


                  "SECTION 5.26. SERVICES AGREEMENTS. The Borrower shall, prior to April 30, 1999, enter into services agreements (the "SERVICES AGREEMENTS") with the Transferred Subsidiaries."

                  (d) Section 8.20 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

                  "SECTION 8.20. SPECIAL PAYMENT ACCOUNT. Special Payments deposited in the Special Payment Account shall be (a) applied by the Collateral Trustee to the Administrative Agent either for the prepayment of principal of the Loans, together with accrued interest thereon or (b) if such Special Payments result from the termination of the Contractor Escrow Account, retained by the Collateral Trustee for distribution from time to time directly to the Contractors upon completion of Work in accordance with a payment notice from the Borrower to the Collateral Trustee (and, thereafter, to the cash collateralization of the Revolving Credit Commitments on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent). All other Special Payments shall be transferred to the Revenue Account to be applied in accordance with Section 8.10."

                  5.       CONDITIONS TO EFFECTIVENESS.

                  This Amendment shall become effective on the date on which all of the following shall have occurred, been satisfied or waived by the Administrative Agent:

                  (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Administrative Agent and the Majority Lenders;

                  (b) the Administrative Agent shall have received, with a copy for each Lender, a report of the Independent Engineer in form and substance reasonably satisfactory to the Administrative Agent; and

                  (c) the Administrative Agent shall have received an officer's certificate from the Borrower certifying that (i) the Subsidiary Transfer and the Construction Contract Amendment do not violate any Applicable Law or violate or result in a default under any material Contractual Obligation of the Borrower or any

         Subsidiary thereof, and do not adversely affect the Borrower, the Collateral or the Lenders and (ii) no governmental and third party approvals or consents (other than those approvals or consents which have been duly obtained or made, are in full force and effect and are final and those which are not required to have been obtained or made by the date hereof) are necessary in connection with the Subsidiary Transfer or the Construction Contract Amendment, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  6.       DIRECTIONS.

                  The Lenders hereby direct the Administrative Agent to execute and deliver all such documents as the Administrative Agent may deem advisable in order to effectuate the transactions referred to herein. The Lenders hereby authorize the Administrative Agent to direct the Collateral Trustee to execute and deliver all such documents as the Administrative Agent may deem advisable in order to effectuate the transactions referred to herein.

                  7.       GENERAL.

                  (a) REPRESENTATIONS; NO DEFAULT. On and as of the date hereof and after giving effect to this Amendment, the Borrower (i) confirms, reaffirms and restates the representations and warranties set forth in the Credit Agreement in all material respects except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (ii) represents and warrants that all factual information (taken as a whole) contained in the FLAG Letter is true and accurate in all material respects as of the date hereof and not incomplete by omitting to state a material fact necessary in order to make such information (taken as a whole) not misleading in any material respect in light of the circumstances under which such information is provided and (iii) represents and warrants that no Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date hereof.

                  (b) PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (c) NO OTHER AMENDMENTS. Except as expressly waived or consented to or amended, supplemented or modified hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                  (d) GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

                  (e) COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       FLAG LIMITED

                                       By: /s/ James Campbell
                                         -------------------------------------
                                         Name: James Campbell

                                         Title: Chief Financial Officer

                                       BARCLAYS BANK PLC, as Administrative
                                       Agent, a Term Lender and a Revolving
                                       Credit Lender

                                       By: /s/ L. Peter Yetman
                                          ------------------------------------
                                          Name: L. Peter Yetman

                                          Title: Director

                               GULF INTERNATIONAL BANK B.S.C., as a
                               Term Lender and a Revolving Credit Lender

                                      By:  /s/ Abdel-Fattah Tahoun
                                           -----------------------
                                      Name: Abdel-Fattah Tahoun
                                      Title: Senior Vice President

                                      By:  /s/ Thomas Fitzherbert
                                           -----------------------
                                      Name: Thomas E. Fitzherbert
                                      Title: Vice President

                               DRESDNER BANK AG, New York and Grand
                               Cayman Branches, as a Term Lender and a
                               Revolving Credit Lender

                               By:    /s/ Patricia A. Keleher
                                      ----------------------
                                      Name:  Patricia A. Keleher
                                      Title: Vice President

                               By:    /s/ Helen Ng, P.E.
                                      ----------------------
                                      Name:  Helen Ng, P.E.
                                      Title: Assistant Vice President

                               MERRILL LYNCH SENIOR FLOATING RATE
                               FUND, INC., as a Term Lender

                               By:    _________________________________
                                      Name:
                                      Title:



                               MERRILL LYNCH PRIME RATE PORTFOLIO
                               By:  Merrill Lynch Asset Management, L.P.,
                                    as Investment Advisor

                               By:    _________________________________
                                      Name:
                                      Title:

                               MERRILL LYNCH DEBT STRATEGIES
                               PORTFOLIO
                               By:  Merrill Lynch Asset Management, L.P.,
                                    as Investment Advisor

                               By:    _________________________________
                                      Name:
                                      Title:

                               MERRILL LYNCH GLOBAL INVESTMENT
                               SERIES:  INCOME STRATEGIES PORTFOLIO
                               By:  Merrill Lynch Asset Management, L.P.,
                                    as Investment Advisor

                               By:    _________________________________
                                      Name:
                                      Title:

                               BBL (USA) CAPITAL CORP,
                               BRANCH, as a Term Lender and a Revolving
                               Credit Lender

                                      By:  /s/ Eileen Smith
                                           --------------------------
                                      Name: Eileen Smith
                                      Title: Assistant Vice President

                                      By:  /s/ Dominiek Vangaever
                                           --------------------------
                                      Name: Dominiek Vangaever
                                      Title: Vice Chairman

                               AUSTRALIA AND NEW ZEALAND BANKING GROUP
                               LIMITED, as a Term Lender and a
                               Revolving Credit Lender

                                      By: /s/ Pamela Couch
                                          ---------------------------
                                      Name: Pamela Couch
                                      Title: Vice President

                               WESTDEUTSCHE LANDESBANK
                               GIROZENTRALE, NEW YORK BRANCH, as a
                               Term Lender and a Revolving Credit Lender

                                      By: /s/ Charles Columbus
                                          ---------------------------
                                      Name: Charles Columbus
                                      Title: Managing Director

                                      By: /s/ Gary Bloomberg
                                          ---------------------------
                                      Name: Gary Bloomberg
                                      Title: Associate

                               LANDESBANK SACHSEN GIROZENTRALE,
                               as a Term Lender and a Revolving Credit Lender

                                      By: /s/ Seitz
                                          ---------------------------
                                      Name: Seitz
                                      Title: SVP

                                      By: /s/ Kochs
                                          ---------------------------
                                      Name: Kochs
                                      Title: Senior Manager

                               BHF-BANK AKTIENGESELLSCHAFT, as a
                               Term Lender and a Revolving Credit Lender

                                      By: /s/ Don Dobrjanskyj
                                          ---------------------------
                                      Name: Don Dobrjanskyj
                                      Title: Assistant Vice President

                                      By: /s/ Michael T. Pellerito
                                          ---------------------------
                                      Name: Michael T. Pellerito
                                      Title: AT

                               THE SUMITOMO TRUST & BANKING CO.
                               LTD., NEW YORK BRANCH, as a Term Lender
                               and a Revolving Credit Lender

                                      By: /s/ Stephen A. Stratico
                                          ---------------------------
                                      Name: Stephen A. Stratico
                                      Title: Vice President

                               HELABA DUBLIN LANDESBANK
                               HESSEN-THURINGEN INTERNATIONAL, as
                               a Term Lender and a Revolving Credit Lender

                                      By: /s/ Name of signatory
                                          ---------------------------
                                      Name:
                                      Title:

                                      By: /s/ Malread Scanion
                                          ---------------------------
                                      Name: Malread Scanion
                                      Title: Officer International Credits

                               OCTAGON LOAN TRUST, as a Term Lender
                               By: Octagon Credit Investors, as Manager

                                      By: /s/ Andrew D. Gordon
                                          ---------------------------
                                      Name: Andrew D. Gordon
                                      Title: Managing Director

                               PACIFIC INVESTMENT MANAGEMENT
                               COMPANY, as a Term Lender

                                      By:
                                         -----------------------------
                                      Name:
                                      Title:

                               THE TORONTO DOMINION BANK

                                      By: /s/ Jorge A. Garcia
                                          ---------------------------
                                      Name: Jorge A. Garcia
                                      Title: Mgr. Cr. Admin.

                               BLACK DIAMOND CLO 1998-1 LTD.

                                      By: /s/ Name of Signatory
                                          ---------------------------
                                      Name:
                                      Title:

                               HARCH CAPITAL

                                      By:
                                          ---------------------------
                                      Name:
                                      Title: